As filed with the Securities and Exchange Commission on December 29, 2000

                                                      1933 Act File No.  33-7559
                                                      1940 Act File No. 811-4767

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                [ X ]
         Pre-Effective Amendment No.                                       [   ]
                                       ------
         Post-Effective Amendment No.    20                                [ X ]
                                       ------

                                     and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ X ]
         Amendment No.                   21
                                       ------
                        (Check appropriate box or boxes.)

                          HERITAGE INCOME-GROWTH TRUST
               (Exact name of Registrant as Specified in Charter)

                              880 Carillon Parkway
                            St. Petersburg, FL 33716
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (727) 573-3800

                           RICHARD K. REISS, PRESIDENT
                              880 Carillon Parkway
                            St. Petersburg, FL 33716
                     (Name and Address of Agent for Service)

                                    Copy to:
                           CLIFFORD J. ALEXANDER, ESQ.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036

         Approximate Date of Proposed Public Offering DECEMBER 29, 2000
                                                      -----------------

It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b)
[X]  on December 29, 2000 pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[ ]  on (date) pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          HERITAGE INCOME-GROWTH TRUST

                       CONTENTS OF REGISTRATION STATEMENT


     This registration document is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                           Combined  Prospectus for Class A, Class B and Class C
                  shares of Heritage Aggressive Growth Fund, Capital Appreciation Trust, Eagle International Equity Portfolio, Growth Equity Fund, Income-Growth Trust, Mid Cap Stock Fund, Small Cap Stock Fund, Technology Fund and Value Equity Fund

                           Statement  of  Additional  Information  for  Class A,
                  Class B and Class C shares of Heritage Aggressive Growth Fund, Capital Appreciation Trust, Eagle International Equity Portfolio, Growth Equity Fund, Income-Growth Trust, Mid Cap Stock Fund, Small Cap Stock Fund, Technology Fund and Value Equity Fund

                  Part C of Form N-1A

                  Signature Page

                  Exhibits

                                                                        Heritage
                                                                          Equity
                                                                           Funds
                                   [GRAPHIC]
         From Our Family to Yours: The Intelligent Creation of Wealth.



                                                          Aggressive Growth Fund
                                                      Capital Appreciation Trust
                                            Eagle International Equity Portfolio
                                                              Growth Equity Fund
                                                             Income-Growth Trust
                                                              Mid Cap Stock Fund
                                                            Small Cap Stock Fund
                                                                 Technology Fund
                                                               Value Equity Fund
                                   Prospectus
                                January 2, 2001
    These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.



                                    [GRAPHIC]
                                    Heritage
                                  ------------
                                  EQUITY FUNDS
                                  ------------
                              880 Carillon Parkway
                         St. Petersburg, Florida 33716
                                 (800) 421-4184

Table of Contents
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


HERITAGE EQUITY FUNDS
 Aggressive Growth Fund .......................    1
 Capital Appreciation Trust ...................    4
 Eagle International Equity Portfolio .........    7
 Growth Equity Fund ...........................   11
 Income-Growth Trust ..........................   14
 Mid Cap Stock Fund ...........................   17
 Small Cap Stock Fund .........................   20
 Technology Fund ..............................   23
 Value Equity Fund ............................   26
MANAGEMENT OF THE FUNDS
 Who Manages Your Fund ........................   29
 Distribution of Fund Shares ..................   31
YOUR INVESTMENT
 Before You Invest ............................   32
 Choosing a Class of Shares ...................   32
 Sales Charge Reductions and Waivers ..........   34
 How to Invest ................................   35
 How to Sell Your Investment ..................   36
 How to Exchange Your Shares ..................   38
 Account and Transaction Policies .............   38
 Dividends, Capital Gains and Taxes ...........   39
FINANCIAL HIGHLIGHTS
 Aggressive Growth Fund .......................   41
 Capital Appreciation Trust ...................   42
 Eagle International Equity Portfolio .........   43
 Growth Equity Fund ...........................   44
 Income-Growth Trust ..........................   45
 Mid Cap Stock Fund ...........................   46
 Small Cap Stock Fund .........................   47
 Technology Fund ..............................   48
 Value Equity Fund ............................   49
FOR MORE INFORMATION ..........................   Back Cover

                                   Prospectus


Aggressive Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objective. The Aggressive Growth Fund seeks long-term capital appreciation.


     How the Aggressive Growth Fund Pursues its Objective. The Aggressive Growth Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in the equity securities of companies that may have significant growth potential (growth companies).


     The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. The portfolio manager attempts to purchase stocks that have the potential for above-average earnings or sales growth. Such stocks can typically have high price to earnings ratios. The portfolio manager generally does not emphasize investment in any particular investment sector or industry. However, due to its growth characteristics, the fund's investments in technology, from time to time, may represent a significant portion of its assets. The fund invests a majority of its assets in common stocks of small- and medium-capitalization companies, although the fund may invest a portion of its assets in common stocks of larger companies that it believes have significant growth potential.


     The fund will invest primarily in equity securities of growth companies that the portfolio manager believes have high growth rates and strong prospects for their business or services. Equity securities include common and preferred stock, warrants or rights exercisable into common or preferred stock and high-quality convertible securities. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.



     What are the Main Risks of Investing in the Aggressive Growth Fund. The greatest risk of investing in this fund is that the fund's returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions, and/or economic conditions. If this occurs, the fund's net asset value also may decrease.



     Growth Companies. Investment in growth companies entails significant risks that you should consider before investing. The prices of growth company securities may rise and fall dramatically, based in part on investors' perceptions of the company rather than on fundamental analysis of the stocks. In certain cases, the portfolio manager may identify a company as a growth company based on a belief that actual or anticipated products or services will produce future earnings. If the company fails to realize these products or services, the price of its stocks may decline sharply and become less liquid.


     Small and Mid-Cap Companies. Investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-sized companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.


     Investing in Technology Companies. Investments in technology companies present special and significant risks. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the fund invests may become obsolete or have relatively short product cycles. As a result, the fund's returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies.



     Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The



                                  Prospectus 1
fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs and may result in additional tax consequences to investors.



     Who is the Portfolio Manager. Bert L. Boksen, a Senior Vice President of the fund's subadviser Eagle Asset Management, Inc., has been responsible for the day-to-day management since the fund's inception.


     How the Aggressive Growth Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1999. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Aggressive Growth Fund's Class A share performance during 1999. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.


                            [BAR CHART APPEARS HERE]

                                      1999
                                      ----
                                     48.38



     Since its inception on August 20, 1998 through December 31, 1999, the Class A shares' highest quarterly return was 36.81% for the quarter ended December 31, 1999 and the lowest quarterly return was -5.49% for the quarter ended September 30, 1999. For the period from January 1, 2000 through September 30, 2000, Class A Shares' total return (not annualized) was 19.58%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.




          AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1999)*
                                                                         Russell
                                   Class A      Class B      Class C        2000
 Period                            Shares       Shares       Shares       Growth**
---------------------------------  ------       ------       ------       ------
 1 Year ..........................  41.33%       43.23%       47.31%       43.10%
 Life of Class (8/20/98) .........  53.17%       55.64%       57.51%       39.89%



 * The Aggressive Growth Fund's returns in this table are after deduction of sales charges and expenses.


** The Russell 2000 Growth Index is an unmanaged index that measures the performance of Russell Small Cap companies with higher price to book ratios and higher forecasted growth value. Its returns do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.



     Overall economic conditions have been very favorable to the fund's performance during the reporting periods above and may not be sustainable in the future. These returns may reflect some benefit from investments in initial public offerings. This is particularly noteworthy given the fund's relatively small asset base during 1998 and 1999. To the extent that the fund's assets remain the same or grow, the impact of investments in initial public offerings on the fund's returns will be substantially lower.


     What are the Costs of Investing in the Aggressive Growth Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Aggressive Growth Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2000.



                                  Prospectus 2

            SHAREHOLDER FEES (fees paid directly from your investment):
                                                        Class A    Class B   Class C
                                                      ----------- --------- --------
 Maximum Sales Charge Imposed on Purchases (as a % of
  offering price) ...................................  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of
  original purchase price or redemption proceeds,
  whichever is lower) ...............................  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
**   Declining to 0% at the first year.




        ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                   Class A     Class B     Class C
                                                 ----------- ----------- -----------
 Management Fees* ..............................  0.98%       0.98%       0.98%
 Distribution and Service (12b-1) Fees .........  0.25%       1.00%       1.00%
 Other Expenses* ...............................  0.34%       0.34%       0.34%
                                                 -----       -----       -----
 Total Annual Fund Operating Expenses ..........  1.57%       2.32%       2.32%
                                                 =====       =====       =====



* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.35% of that class' average daily net assets for the fund's 2001 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.



     Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



 Share Class                                      Year 1    Year 3     Year 5     Year 10
 A shares ...................................... $ 627    $   947    $ 1,290    $ 2,254
 B shares
  Assuming redemption at end of period ......... $ 635    $ 1,024    $ 1,340    $ 2,468
  Assuming no redemption ....................... $ 235    $   724    $ 1,240    $ 2,468
 C shares ...................................... $ 235    $   724    $ 1,240    $ 2,656


                                  Prospectus 3

Capital Appreciation Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objective. The Capital Appreciation Trust seeks long-term capital appreciation.


     How the Capital Appreciation Trust Pursues its Objective. The Capital Appreciation Trust seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks selected for their potential to achieve capital appreciation over the long term.


     The fund's portfolio management team uses a "bottom-up" method of analysis based on fundamental research to determine which stocks to purchase for the fund. The portfolio management team purchases stock of companies that have the potential for attractive long-term growth in earnings, cash flow and total worth of the company. In addition, the portfolio management team prefers to purchase such stocks that appear to be undervalued in relation to the company's long-term growth fundamentals.



     The fund will invest primarily in common stocks of companies that the portfolio management team believes have established positions in their industries and the potential for favorable long-term returns. The true worth of the companies' stocks, however, may not be recognized by the market or the stocks may be currently out of favor with investors. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.


     What are the Main Risks of Investing in the Capital Appreciation Trust. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.



     Value Stocks. This fund may invest its assets in value stocks, which are subject to the risk that their true worth may never be fully realized by the market. This may result in the value stocks' prices remaining undervalued for extended periods of time. The fund's performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.



     Who is the Portfolio Manager. Herbert E. Ehlers, a Managing Director of Goldman Sachs, leads the fund's portfolio management team, which consists of six senior portfolio managers.


     How the Capital Appreciation Trust has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1999. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Capital Appreciation Trust's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.


                            [BAR CHART APPEARS HERE]


1990    1991    1992     1993    1994     1995    1996     1997    1998    1999
----    ----    ----     ----    ----     ----    ----     ----    ----    ----
-12.89 35.06    9.71     18.41  -2.37    20.27    18.9    42.72   34.18   40.39



                                  Prospectus 4

     For the ten-year period through December 31, 1999, the Class A shares' highest quarterly return was 27.36% for the quarter ended December 31, 1999 and the lowest quarterly return was -15.51% for the quarter ended September 30, 1990. For the period from January 1, 2000 through September 30, 2000, Class A shares' total return (not annualized) was -1.52%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.


        AVERAGE ANNUAL RETURNS (for the period ended December 31, 1999)*
                            Class A      Class B      Class C
Period                      Shares       Shares^      Shares^       S&P 500**
------------------------ ============ ============ ============ =================
 1 Year ................  33.72%       35.41%       39.48%             21.04%
 5 Years ...............  29.64%         n/a        38.22%             28.56%
 10 Years ..............  18.51%         n/a          n/a              18.21%
 Life of Class .........    n/a        35.69%       30.65%      24.88%/27.76%


* The Capital Appreciation Trust's returns in this table are after deduction of sales charges and expenses.

^ Class B and Class C shares were first offered on January 2, 1998 and April 3, 1995, respectively.
** The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 24.88% and 27.76% are for the periods commencing on January 2, 1998 and April 3, 1995, respectively.


     Overall economic conditions have been very favorable to the fund's performance during the reporting periods above and may not be sustainable in the future.


     What are the Costs of Investing in the Capital Appreciation Trust. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Capital Appreciation Trust. The fund's expenses are based on actual expenses incurred for the fiscal year ended August 31, 2000.


            SHAREHOLDER FEES (fees paid directly from your investment):
                                                        Class A    Class B   Class C
                                                      =========== ========= ========
 Maximum Sales Charge Imposed on Purchases (as a % of
  offering price) ...................................  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of
  original purchase price or redemption proceeds,
  whichever is lower) ...............................  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
**   Declining to 0% at the first year.


        ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                   Class A     Class B     Class C
                                                 ----------- ----------- -----------
 Management Fees* ..............................  0.75%       0.75%       0.75%
 Distribution and Service (12b-1) Fees .........  0.34%       1.00%       1.00%
 Other Expenses* ...............................  0.15%       0.15%       0.15%
                                                 -----       -----       -----
 Total Annual Fund Operating Expenses ..........  1.24%       1.90%       1.90%
                                                 =====       =====       =====


* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.60% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2001 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.



                                  Prospectus 5

     Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   Year 1    Year 3     Year 5      Year 10
 Share Class                                      --------  --------  ----------  ----------
 A shares ......................................  $ 595     $ 850     $ 1,124     $ 1,904
 B shares
  Assuming redemption at end of period .........  $ 592     $ 897     $ 1,126     $ 2,050
  Assuming no redemption .......................  $ 192     $ 597     $ 1,026     $ 2,050
 C shares ......................................  $ 192     $ 597     $ 1,026     $ 2,222


                                  Prospectus 6

Eagle International Equity Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objective. The Eagle International Equity Portfolio seeks capital appreciation principally through investment in a portfolio of international equity securities.


     How the Eagle International Equity Portfolio Pursues its Objective. The Eagle International Equity Portfolio seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of foreign issuers and depository receipts representing the securities of foreign issuers.



     The fund may invest in securities traded on any securities market in the world. In allocating the fund's assets among various securities markets of the world, the portfolio manager considers such factors as the condition and growth potential of the economies and securities markets, currency and taxation considerations and financial, social, national and political factors. The portfolio manager also considers market regulations and liquidity of the market.


     The fund normally invests at least 50% of its investment portfolio in securities traded in developed foreign securities markets, such as those included in the Morgan Stanley Capital International Europe, Australia, Far East Index (EAFE Index). Countries represented in the EAFE Index include Japan, France, the United Kingdom, Germany, Hong Kong and Singapore. The fund also invests in emerging markets (which may include investments in countries such as India, Mexico and Poland). Emerging markets are those countries whose markets are not yet highly developed. The fund can invest in foreign currency and purchase and sell foreign currency forward contracts and futures contracts to improve its returns or protect its assets.


     The fund may invest in any type or size of company. It may invest in companies whose earnings are believed to be in a relatively strong growth trend or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. Because income is an incidental consideration, the fund also can invest a portion of its assets in investment-grade fixed-income securities when equity securities appear to be overvalued. Investing in fixed-income securities affords the fund the opportunity for capital growth, as in periods of declining interest rates.



     The fund will invest primarily in equity securities of foreign companies that the portfolio manager believes have the potential to capitalize on worldwide growth trends and global changes. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock and depository receipts. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.



     What are the Main Risks of Investing in the Eagle International Equity Portfolio. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in equity securities whose value may decrease in response to the activities of the company that issued the security, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.



     Foreign Securities. The fund also may invest without limit in foreign securities, either indirectly (e.g., through depository receipts) or directly in foreign markets. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the fund's returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign equity and currency markets -- as well as foreign economies and political systems -- may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of the fund's foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may


                                  Prospectus 7
be less public information available about foreign companies. Because the fund may invest in emerging markets, there are risks of greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.



     Derivatives. The fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If the fund's portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.


     Fixed-Income Securities. Because the fund may invest in investment-grade fixed-income securities, it is subject to interest rate risk. If interest rates rise, the market value of the fund's fixed-income securities will fall and, thus, may reduce the fund's return.


     Core Holdings. Although the fund is diversified, the fund normally will hold a core portfolio of stocks of fewer companies than many other diversified funds. As a result, the increase or decrease of the value of a single stock may have a greater impact on the fund's net asset value and total return.



     Who is the Portfolio Manager. Investment decisions for the fund are made by a committee of Martin Currie Inc. organized for that purpose and no single person is primarily responsible for making recommendations to the committee.


     How the Eagle International Equity Portfolio has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1999. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Eagle International Equity Portfolio's Class A share performance from one year to another. The table shows what the return of each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.



                            [BAR CHART APPEARS HERE]

                     1996       1997       1998        1999
                    -----       ----      -----       -----
                    11.27       9.14      15.75       36.19



     From its inception on December 27, 1995 through December 31, 1999, the fund's Class A shares' highest quarterly return was 20.53% for the quarter ended December 31, 1999 and the lowest quarterly return was -15.28% for the quarter ended September 30, 1998. For the period from January 1, 2000 through September 30, 2000, Class A shares' total return (not annualized) was -13.90%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



                                  Prospectus 8

         AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1999)*
                               Class A      Class B      Class C
Period                         Shares       Shares       Shares       EAFE Index**
--------------------------- ------------ ------------ ------------ -----------------
  1 Year ..................  29.72%       31.13%       35.17%             26.97%
  Life of Class ^ .........  16.04%       23.18%       16.56%      13.17%/23.51%



 * The Eagle International Equity Portfolio's returns in this table are after deduction of sales charges and expenses.

** The EAFE Index is an unmanaged index representative of the market structure of approximately 47 developed and emerging markets. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 13.17% and 23.51% are for the periods commencing on December 27, 1995 and January 2, 1998, respectively.

 ^ Class A and Class C Shares were first offered December 27, 1995. Class B
   Shares were first offered January 2, 1998.


     Overall economic conditions have been very favorable to the fund's performance during the reporting periods above and may not be sustainable in the future.


     What are the Costs of Investing in the Eagle International Equity Portfolio. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Eagle International Equity Portfolio. The fund's expenses were restated to reflect the fee and expense limit on the fund's total annual operating expenses in effect for the fiscal year ending October 31, 2001.



            SHAREHOLDER FEES (fees paid directly from your investment):
                                                        Class A    Class B   Class C
                                                      =========== ========= ========
 Maximum Sales Charge Imposed on Purchases (as a % of
  offering price) ...................................  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of
   original purchase price or redemption proceeds,
   whichever is lower) ..............................  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.

* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.

**   Declining to 0% at the first year.




        ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                   Class A     Class B     Class C
                                                 =========== =========== ===========
 Management Fees* ..............................  1.00%       1.00%       1.00%
 Distribution and Service (12b-1) Fees .........  0.25%       1.00%       1.00%
 Other Expenses* ...............................  0.72%       0.72%       0.72%
                                                 -----       -----       -----
 Total Annual Fund Operating Expenses ..........  1.97%       2.72%       2.72%
 Fee Waiver* ...................................  0.07%       0.07%       0.07%
                                                 -----       -----       -----
 Net Expenses ..................................  1.90%       2.65%       2.65%
                                                 =====       =====       =====



* Eagle Asset Management, Inc., the investment adviser to the Eagle International Equity Portfolio, has agreed to waive its fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.90% of the class' average daily net assets and to the extent that the Class B and Class C annual operating expenses each exceed 2.65% of that class' average daily net assets for the fund's 2001 fiscal year. Any reduction in Eagle's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.



                                  Prospectus 9

     Expense Example. This example is intended to help you compare the cost of investing in the Eagle International Equity Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                   Year 1     Year 3      Year 5      Year 10
 Share Class                                      ========  ==========  ==========  ==========
 A shares ......................................  $ 659     $ 1,058     $ 1,481     $ 2,656
 B shares
  Assuming redemption at end of period .........  $ 668     $ 1,138     $ 1,533     $ 2,866
  Assuming no redemption .......................  $ 268     $   838     $ 1,433     $ 2,866
 C shares ......................................  $ 268     $   838     $ 1,433     $ 3,046


                                 Prospectus 10

Growth Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objective. The Growth Equity Fund seeks growth through long-term capital appreciation.


     How the Growth Equity Fund Pursues its Objective. The Growth Equity Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks that have sufficient growth potential to offer above average long-term capital appreciation.



     The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The portfolio manager focuses on companies believed to have long-term returns greater than the average for companies included in the S&P 500 Index. At the time of purchase, each stock should have (1) projected earnings-per-share growth greater than the average of the S&P 500 Index, (2) a high profit margin, or (3) consistency and predictability of earnings. The portfolio manager selects common stocks for the fund based, in part, on the sustainability of a company's competitive advantage in the marketplace as well as the strength of its management team. If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio manager may sell the position.


     The fund invests primarily in the common stocks of companies selected by the portfolio manager. Generally, these companies will have sustainable competitive advantages in their industries, high-quality managements and recognized brand names. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. If the portfolio manager invokes this strategy, the fund's ability to achieve its investment objective may be affected adversely.


     What are the Main Risks of Investing in the Growth Equity Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in common stocks whose value may decrease in response to the activities of the company that issued the stock, and/or general market/economic conditions. If this occurs, the fund's net asset value also may decrease.



     Growth Companies. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.



     Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs and may result in additional tax consequences to investors.


     Who is the Portfolio Manager. Mr. Ashi Parikh, Managing Director and Portfolio Manager for the large-capitalization Growth Equity Program at Eagle Asset Management, Inc., has been responsible for the day-to-day management of the fund since April 1999.



                                 Prospectus 11

     How the Growth Equity Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1999. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Growth Equity Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.


                            [BAR CHART APPEARS HERE]

                    1996         1997        1998         1999
                    ----         ----        ----         ----
                   24.23        37.61       36.69        66.15


     From its inception on November 16, 1995 through December 31, 1999, the Class A shares' highest quarterly return was 43.77% for the quarter ended December 31, 1999 and the lowest quarterly return was -11.01% for the quarter ended September 30, 1998. For the period from January 1, 2000 through September 30, 2000, Class A shares' total return (not annualized) was 10.28%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



         AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1999)*
                               Class A      Class B      Class C
Period                         Shares       Shares       Shares        S&P 500**
--------------------------- ------------ ------------ ------------ -----------------
  1 Year ..................  58.26%       60.97%       64.91%             21.04%
  Life of Class ^ .........  38.13%       48.93%       38.72%      26.56%/24.88%



* The Growth Equity Fund's returns in this table are after deduction of sales charges and expenses.

** The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 26.56% and 24.88% are for the periods commencing on November 16, 1995 and January 2, 1998, respectively.

^ Class A and Class C Shares were first offered November 16, 1995. Class B Shares were first offered January 2, 1998.


     Overall economic conditions have been very favorable to the fund's performance during the reporting periods above and may not be sustainable in the future. These returns may reflect some benefit from investments in initial public offerings.


     What are the Costs of Investing in the Growth Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Growth Equity Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2000.



            SHAREHOLDER FEES (fees paid directly from your investment):
                                                        Class A    Class B   Class C
                                                      =========== ========= ========
 Maximum Sales Charge Imposed on Purchases (as a % of
  offering price) ...................................  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of
  original purchase price or redemption proceeds,
  whichever is lower) ...............................  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
**   Declining to 0% at the first year.

                                 Prospectus 12

        ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                   Class A     Class B     Class C
                                                 =========== =========== ===========
 Management Fees* ..............................  0.75%       0.75%       0.75%
 Distribution and Service (12b-1) Fees .........  0.25%       1.00%       1.00%
 Other Expenses* ...............................  0.19%       0.19%       0.19%
                                                 -----       -----       -----
 Total Annual Fund Operating Expenses ..........  1.19%       1.94%       1.94%
                                                 =====       =====       =====


* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.35% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2001 fiscal year. Any reductions in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.




     Expense Example. This example is intended to help you compare the cost of investing in the Growth Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   Year 1    Year 3     Year 5      Year 10
 Share Class                                      ========  ========  ==========  ==========
 A shares ......................................  $ 591     $ 835     $ 1,098     $ 1,850
 B shares
  Assuming redemption at end of period .........  $ 596     $ 909     $ 1,147     $ 2,070
  Assuming no redemption .......................  $ 196     $ 609     $ 1,047     $ 2,070
 C shares ......................................  $ 196     $ 609     $ 1,047     $ 2,264


                                 Prospectus 13

Income-Growth Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objective. The Income-Growth Trust seeks long-term total return by seeking, with approximately equal emphasis, current income and capital appreciation.


     How the Income-Growth Trust Pursues its Objective. The Income-Growth Trust seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in income-producing securities that offer a high and steadily growing income stream.


     The fund's portfolio managers use a "bottom-up" method of analysis based on fundamental research to select securities for the fund's portfolio. The portfolio managers purchase securities that generally have the following income, growth or stability characteristics: (1) yields or dividend growth at or above the S&P 500 Index, or a demonstrated commitment to paying and increasing dividends; (2) growth rate greater than inflation; (3) issued from a company that is dominant in an expanding industry; and (4) free cash flow and shareholder-oriented management, or stock price below estimated intrinsic value. The portfolio managers generally invest primarily in medium- to large-capitalization companies that are diversified across different industries and sectors.



     The fund will invest primarily in income-producing securities of companies that the portfolio managers believe focus on delivering primarily dividends with some growth potential. Income-producing securities typically include common stocks, convertible bonds, preferred stocks and real estate investment trusts (REITs). The securities in which the fund may invest may be rated below investment grade by Moody's Investor Services or by Standard & Poor's or, if unrated, deemed to be of comparable quality.



     The fund may write covered call options not to exceed 10% of its total assets on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or buy call options to close out call options it has written. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.



     What are the Main Risks of Investing in the Income-Growth Trust. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests primarily in income-producing securities whose value may decrease in response to the activities of the company that issued the security, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.


     High-Yield Securities. The fund also may invest a portion of its assets in securities rated below investment grade or "junk bonds." Junk bonds may be sensitive to economic changes, political changes, or adverse developments specific to a company. These securities generally involve greater risk of default or price changes than other types of fixed-income securities and the fund's performance may vary significantly as a result. Therefore, an investment in the fund is subject to a higher risk of loss of principal than an investment in a fund that may not invest in lower-rated securities.


     Mid-Cap Companies. The fund may invest in medium-capitalization companies which generally involve greater risks than investing in larger, more established companies. Mid-Cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.



     Fixed-Income Securities. Because the fund may invest in fixed-income securities, it is subject to interest rate risk. If interest rates rise, the market value of the fund's fixed-income securities will fall and, thus, may reduce the fund's return.


                                 Prospectus 14

     Covered Call Options. Because the fund may write covered call options, the fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While options can limit the fund's losses, they also can limit gains from market movements.


     Who are the Portfolio Managers. Louis Kirschbaum, a Senior Vice President of Eagle Asset Management, Inc., and David M. Blount, CPA, CFA and a Vice President of Eagle, share responsibility for the day-to-day management of the fund's investment portfolio.


     How the Income-Growth Trust has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1999. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Income-Growth Trust's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.


                            [BAR CHART APPEARS HERE]
 1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
 ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
-11.02   33.9    11.7   11.12   -0.88   27.88   22.49   26.94    3.67    1.68



     For the ten-year period through December 31, 1999, the Class A shares' highest quarterly return was 13.58% for the quarter ended March 31, 1991 and the lowest quarterly return was -11.34% for the quarter ended September 30, 1990. For the period from January 1, 2000 through September 30, 2000, Class A shares' total return (not annualized) was 1.30%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.



       AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1999)*
                            Class A      Class B     Class C
Period                      Shares       Shares^     Shares^       S&P 500**
------------------------ ------------ ------------ ----------- -----------------
 1 Year ................   -3.15%       -3.10%      0.90%             21.04%
 5 Years ...............   14.83%         n/a        n/a              28.56%
 10 Years ..............   11.24%         n/a        n/a              18.21%
 Life of Class .........     n/a         0.58%     14.45%      24.88%/27.76%


* The Income-Growth Trust's returns in this table are after deduction of sales charges and expenses.
^ Class B and Class C shares were first offered on January 2, 1998 and April 3, 1995, respectively.

** The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 24.88% and 27.76% are for the periods commencing on January 2, 1998 and April 3, 1995, respectively.


                                 Prospectus 15

     What are the Costs of Investing in the Income-Growth Trust. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Income-Growth Trust. The fund's expenses are based on actual expenses incurred for the fiscal year ended September 30, 2000.



            SHAREHOLDER FEES (fees paid directly from your investment):
                                                        Class A    Class B   Class C
                                                      =========== ========= ========
 Maximum Sales Charge Imposed on Purchases (as a % of
  offering price) ...................................  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of
   original purchase price or redemption proceeds,
   whichever is lower) ..............................  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
 * Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
**  Declining to 0% at the first year.



        ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                   Class A     Class B     Class C
                                                 =========== =========== ===========
 Management Fees* ..............................  0.75%       0.75%       0.75%
 Distribution and Service (12b-1) Fees .........  0.25%       1.00%       1.00%
 Other Expenses* ...............................  0.33%       0.33%       0.33%
                                                 -----       -----       -----
 Total Annual Fund Operating Expenses ..........  1.33%       2.08%       2.08%
                                                 =====       =====       =====


* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.35% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.10% of that class' average daily net assets for the fund's 2001 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.




     Expense Example. This example is intended to help you compare the cost of investing in the Income-Growth Trust with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   Year 1    Year 3     Year 5      Year 10
 Share Class                                      ========  ========  ==========  ==========
 A shares ......................................  $ 604     $ 876     $ 1,169     $ 2,000
 B shares
  Assuming redemption at end of period .........  $ 611     $ 952     $ 1,219     $ 2,219
  Assuming no redemption .......................  $ 211     $ 652     $ 1,119     $ 2,219
 C shares ......................................  $ 211     $ 652     $ 1,119     $ 2,410


                                 Prospectus 16

Mid Cap Stock Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objective. The Mid Cap Stock Fund seeks long-term capital appreciation.


     How the Mid Cap Stock Fund Pursues its Objective. The Mid Cap Stock Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of medium-capitalization companies, each of which has a total market capitalization of between $500 million and $10 billion (mid cap companies).


     The fund's portfolio manager uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase for the fund. The fund's portfolio manager seeks to purchase mid cap companies that have above-average earnings, cash flow and growth at a discount from their market value. The portfolio manager focuses on common stocks of mid cap companies that have sustainable advantages in their industries or sectors.


     The fund will invest primarily in the equity securities of companies that the portfolio manager believes may be rapidly developing their business franchises, services and products, and have competitive advantages in their sectors. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.



     What are the Main Risks of Investing in the Mid Cap Stock Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.



     Mid Cap Companies. Investing in mid cap companies generally involves greater risk than investing in larger, more established companies but less risk than investing in small-capitalization companies. Mid cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.



     Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs and may result in additional tax consequences to investors.


     Who is the Portfolio Manager. Todd McCallister, Ph.D., CFA, and a Senior Vice President of Eagle Asset Management, Inc., has been responsible for the day-to-day management since the fund's inception.



                                 Prospectus 17

     How the Mid Cap Stock Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1999. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Mid Cap Stock Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.



                            [BAR CHART APPEARS HERE]

                                 1998     1999
                                 ----     ----
                                 9.84    26.75



     Since its inception on November 6, 1997 through December 31, 1999, the Class A shares' highest quarterly return was 21.68% for the quarter ended December 31, 1999 and the lowest quarterly return was -13.50% for the quarter ended September 30, 1998. For the period from January 1, 2000 through September 30, 2000, Class A shares' total return (not annualized) was 18.77%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.





                  AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1999)*
                                                                        S&P             Russell
                              Class A      Class B      Class C        Mid Cap          Mid Cap
Period                        Shares       Shares       Shares          400**           Growth***
-------------------------- ============ ============ ============ ================= =================
 1 Year ..................  20.73%       21.84%       25.76%             14.71%            51.29%
 Life of Class ^ .........  14.54%       15.93%       16.29%      17.08%/17.11%     30.31%/33.92%



* The Mid Cap Stock Fund's returns in this table are after deduction of sales charges and expenses.

** The S&P Mid Cap 400 Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 17.08% and 17.11% are for the periods commencing on November 6, 1997 and January 2, 1998, respectively. This index more closely represents the portfolio's blend of growth and value securities than does the Russell Mid Cap Growth Index.

*** The Russell Mid Cap Growth Index is an unmanaged index that measures the performance of Russell Mid Cap companies with higher price to book ratios and higher forecasted growth value. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. The returns of 30.31% and 33.92% are for the periods commencing on November 6, 1997 and January 2, 1998, respectively.

^ Class A and Class C Shares were first offered November 6, 1997. Class B Shares were first offered January 2, 1998.


     Overall economic conditions have been very favorable to the fund's performance during the reporting periods above and may not be sustainable in the future. These returns may reflect some benefit from investments in initial public offerings. This is particularly noteworthy given the fund's relatively small asset base during 1998 and 1999. To the extent that the fund's assets remain the same or grow, the impact of investments in initial public offerings on the fund's returns will be substantially lower.



                                 Prospectus 18

     What are the Costs of Investing in the Mid Cap Stock Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Mid Cap Stock Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2000.



            SHAREHOLDER FEES (fees paid directly from your investment):
                                                        Class A    Class B   Class C
                                                      =========== ========= ========
 Maximum Sales Charge Imposed on Purchases (as a % of
  offering price) ...................................  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of
   original purchase price or redemption proceeds,
   whichever is lower) ..............................  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent sales charge at the time of sale.
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
**   Declining to 0% at the first year.


         ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                      Class A     Class B     Class C
                                                    =========== =========== ===========
 Management Fees* .................................  0.75%       0.75%       0.75%
 Distribution and Service (12b-1) Fees ............  0.25%       1.00%       1.00%
 Other Expenses* ..................................  0.63%       0.63%       0.63%
                                                    -----       -----       -----
 Total Annual Fund Operating Expenses .............  1.63%       2.38%       2.38%
 Fee Waiver and/or Expense Reimbursement* .........  0.08%       0.08%       0.08%
                                                    -----       -----       -----
 Net Expenses .....................................  1.55%       2.30%       2.30%
                                                    =====       =====       =====


* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.55% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.30% of that class' average daily net assets for the fund's 2001 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.



     Expense Example. This example is intended to help you compare the cost of investing in the Mid Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                  Year 1    Year 3     Year 5     Year 10
 Share Class                                     ======== ========== ========== ==========
 A shares ...................................... $ 625    $   957    $ 1,312    $ 2,310
 B shares
  Assuming redemption at end of period ......... $ 633    $ 1,035    $ 1,363    $ 2,524
  Assuming no redemption ....................... $ 233    $   735    $ 1,263    $ 2,524
 C shares ...................................... $ 233    $   735    $ 1,263    $ 2,710



                                 Prospectus 19

Small Cap Stock Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objective. The Small Cap Stock Fund seeks long-term capital appreciation.


     How the Small Cap Stock Fund Pursues its Objective. The Small Cap Stock Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of small-capitalization companies, each of which has a total market capitalization of less than $2 billion (small cap companies). The fund will invest in securities of companies that appear to be undervalued in relation to their long-term earning power or the asset value of their issuers and that appear to have significant future growth potential. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely. The fund has two subadvisers, Eagle Asset Management, Inc. and Awad Asset Management, Inc. Each subadviser manages a portion of the fund's assets and has a different management style.



     In making its investment decisions, Eagle generally focuses on investing in the securities of companies that Eagle believes have accelerating earnings growth rates, reasonable valuations (typically with a price-to-earnings ratio of no more than 75% of the earnings growth rate), strong management that participates in the ownership of the company, reasonable debt levels and a high or expanding return on equity. Eagle utilizes a "bottom-up" approach to identifying the companies in which it invests. Eagle also will perform fundamental financial research.


     Awad employs an investment management approach that seeks to provide investment returns in excess of inflation while attempting to minimize volatility relative to the overall small cap market. Awad seeks to achieve these goals through fundamental research consisting of internal research. The companies in which Awad invests generally will have, in the opinion of Awad, steady earnings and cash flow growth, good and/or improving balance sheets, strong positions in their market niches and the ability to perform well in a stagnant economy. The companies purchased generally will have low price-to-earnings ratios relative to the stock market in general.


     What are the Main Risks of Investing in the Small Cap Stock Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.



     Value Stocks. This fund may invest its assets in value stocks, which are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks' prices remaining undervalued for extended periods of time. The fund's performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

     Small Cap Companies. Investing in small cap companies generally involves greater risks than investing in medium- or large-capitalization companies. Small cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

     Who are the Portfolio Managers. James D. Awad, Chairman of Awad Asset Management, Inc., has been responsible for the day-to-day management of Awad's portion of the fund's assets since the fund's inception. Bert L. Boksen, a Senior Vice President of Eagle Asset Management, Inc., has been responsible for the day-to-day management of Eagle's portion of the fund's assets since August 1995.


     How the Small Cap Stock Fund has Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1999. This information is



                                 Prospectus 20
intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Small Cap Stock Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.


                            [BAR CHART APPEARS HERE]

          1994     1995      1996     1997      1998       1999
          ----     ----      ----     ----      ----       ----
          0.53     36.9     27.46    29.26    -12.21       7.13



     From its inception on May 7, 1993 through December 31, 1999, the Class A shares' highest quarterly return was 17.67% for the quarter ended June 30, 1997 and the lowest quarterly return was -25.03% for the quarter ended September 30, 1998. For the period from January 1, 2000 through September 30, 2000, Class A shares' total return (not annualized) was 10.75%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.




            AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1999)*
                              Class A     Class B     Class C            Russell
Period                         Shares      Shares      Shares             2000**
--------------------------- ----------- ----------- ----------- -------------------------
  1 Year ..................   2.05%       2.32%       6.31%                    21.26%
  5 Year ..................  15.11%       n/a         n/a                      16.69%
  Life of Class ^ .........  13.25%       -5.02%     15.56%      14.27%/18.71%/16.54%



* The Small Cap Stock Fund's returns in this table are after deduction of sales charges and expenses.

** The Russell 2000 Index is an unmanaged index comprised of 2000 companies with an average market capitalization of more than $580 million as of May 31, 2000. Its returns do not include the effect of sales charges. That means the actual returns would be lower if they included the effect of sales charges. Returns of 14.27%, 18.71% and 16.54% are for the periods commencing on May 7, 1993, January 2, 1998 and April 3, 1995, respectively.

^ Class A, Class B and Class C shares were first offered on May 7, 1993, January 2, 1998 and April 3, 1995, respectively.



     What are the Costs of Investing in the Small Cap Stock Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Small Cap Stock Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2000.


            SHAREHOLDER FEES (fees paid directly from your investment):
                                                        Class A    Class B   Class C
                                                      =========== ========= ========
 Maximum Sales Charge Imposed on Purchases (as a % of
  offering price) ...................................  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of
   original purchase price or redemption proceeds,
   whichever is lower) ..............................  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.

* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.

**   Declining to 0% at the first year.

                                 Prospectus 21

        ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                   Class A     Class B     Class C
                                                 =========== =========== ===========
 Management Fees* ..............................  0.82%       0.82%       0.82%
 Distribution and Service (12b-1) Fees .........  0.25%       1.00%       1.00%
 Other Expenses* ...............................  0.23%       0.23%       0.23%
                                                 -----       -----       -----
 Total Annual Fund Operating Expenses ..........  1.30%       2.05%       2.05%
                                                 =====       =====       =====



* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.30% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.05% of that class' average daily net assets for the fund's 2001 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.



     Expense Example. This example is intended to help you compare the cost of investing in the Small Cap Stock Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                   Year 1    Year 3     Year 5      Year 10
 Share Class                                      ========  ========  ==========  ==========
 A shares ......................................  $ 601     $ 868     $ 1,154     $ 1,968
 B shares
  Assuming redemption at end of period .........  $ 608     $ 943     $ 1,203     $ 2,187
  Assuming no redemption .......................  $ 208     $ 643     $ 1,103     $ 2,187
 C shares ......................................  $ 208     $ 643     $ 1,103     $ 2,379



                                 Prospectus 22

Technology Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objective. The Technology Fund seeks long-term capital appreciation.


     How the Technology Fund Pursues its Objective. The Technology Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets primarily in equity securities of companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce. Special emphasis may be given to companies employing innovative technology to enhance distribution systems, develop new products and increase management efficiencies. The fund invests in various technology subsectors, including personal computer hardware and software, enterprise hardware and software, data networking, telecommunications, Internet and electronic commerce, semiconductors, semiconductor equipment, computer/business services, contract manufacturing and component distribution.



     The fund's portfolio manager will use a "bottom-up" method of analysis based on fundamental research to select companies for the fund's portfolio. In selecting investments, the fund's portfolio manager will search for companies, regardless of size, whose stocks appear to be trading below their true value. The Fund may invest in companies that are positioned for accelerated growth or higher earnings. The portfolio manager may sell any security in the fund's portfolio if the company's fundamentals deteriorate, the competitive landscape of the company or its industry changes, the company's position size in the fund's portfolio becomes too large, or new investments are more attractive.



     The fund will invest primarily in equity securities of companies that rely extensively on technology in their processes, products or services, or may be expected to benefit from technological advances and improvements in industry, manufacturing and commerce. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, securities convertible into common or preferred stock, and American Depository Receipts. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.



     What are the Main Risks of Investing in the Technology Fund. The greatest risk of investing in this fund is that its returns will fluctuate and investors could lose their money. This fund invests primarily in the equity securities of companies whose value may decrease in response to the activities of the company that issued the securities, and/or general market/economic conditions. If this occurs, the fund's net asset value also may decrease.


     Investing in a Single Sector. The fund concentrates its investments in the technology sector. As a result, the fund's investments are more likely to be sensitive to sector-wide conditions. Adverse conditions or developments affecting one technology subsector may affect other companies within related technology subsectors. The market prices of companies within these subsectors may move in tandem, which may cause greater volatility on the fund's net asset value and performance than on a fund that invests among different and unrelated sectors.


     Technology Companies. Investments in technology companies present special and significant risks. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, increasingly aggressive pricing may affect the profitability of companies in which the fund invests. In addition, because of the rapid pace of technological development, products and services produced by companies in which the fund invests may become obsolete or have relatively short product cycles. As a result the fund's returns may be considerably more volatile than the returns of other mutual funds that do not invest in similarly related companies.


     Small Cap Companies. The fund may invest in small-capitalization technology companies. Small cap companies often have narrower markets and more limited managerial and financial resources than



                                 Prospectus 23
larger, more established companies. As a result, their performance can be more volatile. They face greater risk of business failure, which also could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.


     Interest Rate Risk. A rising interest rate environment tends to negatively affect companies in the technology sector. Those technology companies having high market valuations may appear less attractive to investors which may cause sharp decreases in the companies' market prices. Further, those technology companies seeking to finance their expansion would have increased borrowing costs which may negatively impact their earnings. In addition, a rise in interest rates typically will cause the market value of any fixed-income securities held by the fund to fall. Consequently, in a rising interest rate environment, the fund's performance may be reduced.



     Illiquid Securities. Because technology securities may be volatile, there is the possibility that the technology securities in which the fund invests may become illiquid. Illiquid securities may trade at a discount when compared to more liquid investments. The fund may be unable to sell illiquid securities in a timely manner or at a fair price due to the lack of liquidity. In addition, the sale of such securities may require more time and increased selling expenses. Consequently, the fund's investments in illiquid securities may have an adverse impact on its net asset value.


     Non-Diversification Risk. The fund is non-diversified, which means it invests in a limited number of companies. Consequently, the performance of any one company may have a substantial impact on the fund's performance. In addition, the fund's net asset value may fluctuate more than a fund investing in a larger number of companies.


     Portfolio Turnover. The fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. The fund's portfolio turnover could exceed 200%. The fund's turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs and may result in additional tax consequences to investors.



     Who is the Portfolio Manager. Duane Eatherly, CFA, a Senior Research Analyst of the fund's subadviser Eagle Asset Management, Inc., is responsible for the day-to-day management of the fund.


     How the Technology Fund has Performed. Because the fund commenced operations on November 18, 1999, it did not have annual returns for a full calendar year when this prospectus was printed.


     What are the Costs of Investing in the Technology Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the fund. The fund's expenses are based on expenses incurred for the fiscal year ended October 31, 2000.


                         SHAREHOLDER FEES (fees paid directly from your investment):
                                                                                  Class A    Class B   Class C
                                                                                =========== ========= ========
 Maximum Sales Charge Imposed on Purchases (as a % of offering price) .........  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of original purchase price or redemption
  proceeds, whichever is lower) ...............................................  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
**   Declining to 0% at the first year.

                                 Prospectus 24

        ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                   Class A     Class B     Class C
                                                 =========== =========== ===========
 Management Fees* ..............................  0.95%       0.95%       0.95%
 Distribution and Service (12b-1) Fees .........  0.25%       1.00%       1.00%
 Other Expenses* ...............................  0.42%       0.42%       0.42%
                                                 -----       -----       -----
 Total Annual Fund Operating Expenses ..........  1.62%       2.37%       2.37%
                                                 =====       =====       =====



* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.65% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.40% of that class' average daily net assets for the fund's 2001 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.


     Expense Example. This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                                  Year 1    Year 3
 Share Class                                     ======== =========
 A shares ...................................... $ 631    $   962
 B shares
  Assuming redemption at end of period ......... $ 640    $ 1,039
  Assuming no redemption ....................... $ 240    $   739
 C shares ...................................... $ 240    $   739



                                 Prospectus 25

Value Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Objectives. The Value Equity Fund's primary investment objective is long-term capital appreciation. Current income is its secondary objective.



     How the Value Equity Fund Pursues its Objectives. The Value Equity Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in equity securities that, when purchased, meet certain quantitative and qualitative standards that indicate above-average financial soundness and high intrinsic value relative to price.


     The fund invests in those companies that have price-to-earnings ratios 20% below the average of those companies represented by the S&P 500. In addition, each company may have one or more of the following criteria: (1) high dividend yield, (2) low valuations compared with its industry, (3) low debt-to-capital ratio, or (4) favorable cash flow and growth rates.



     The portfolio managers use a "bottom-up" approach centered on a company's fundamentals. Initially, the portfolio managers screen a universe of over 1500 companies. From this universe, they find a number of issuers that meet one or more of their investment criteria. The portfolio managers then consider investment viability of those companies. Some of the tests that they use include: how management uses a company's cash, management's reputation, the market for the company's products, and future industry growth, among other factors. The portfolio managers then select 30 to 50 issuers in a variety of industries for inclusion in the fund's portfolio based on the companies' potential future market performance. The portfolio managers anticipate selling all or part of a company's stock when its fundamentals deteriorate, if that stock's position in the portfolio becomes excessive or if the stock reaches its price target.


     The fund invests primarily in the equity securities of companies that the portfolio manager believes have attractive business models, prospects and growth potential, but that may have been overlooked by the market. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, and securities convertible into common or preferred stock.


     The fund also may write covered call options not to exceed 10% of its total assets on common stocks in its portfolio or on common stocks into which securities held by it are convertible to earn additional income or to close out call options it has written. As a temporary defensive measure because of market, economic or other conditions, the fund may invest up to 100% of its assets in high-quality, short-term debt instruments. To the extent that the fund invokes this strategy, its ability to achieve its investment objective may be affected adversely.



     What are the Main Risks of Investing in the Value Equity Fund. The greatest risk of investing in this fund is that its returns will fluctuate and you could lose money. This fund invests in common stocks whose value may decrease in response to the activities of the company that issued the stock, general market conditions and/or economic conditions. If this occurs, the fund's net asset value also may decrease.



     Value Stocks. Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the fund's investments in value stocks may limit its downside risk over time, the fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk.



     Covered Call Options. Because the fund may write covered call options, the fund may be exposed to risk stemming from changes in the value of the stock that the option is written against. While options can limit the fund's losses, they also can limit gains from market movements.



     Who are the Portfolio Managers. Russell S. Tompkins, a Managing Partner and the Chief Operating Officer at Osprey Partners Investment Management, LLC, and Jerome D. Fischer, a


                                 Prospectus 26

Managing Partner and the Head of Equity Research at Osprey, have shared responsibility for the day-to-day management of the fund's investment portfolio since May 1999.



     How has the Value Equity Fund Performed. The bar chart and table below illustrate annual fund and market benchmark returns for the periods ended December 31, 1999. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the Value Equity Fund's Class A share performance from one year to another. The table shows what the return for each class of shares would equal if you average out actual performance over various lengths of time. Because this information is based on past performance, it's not a guarantee of future results.



                            [BAR CHART APPEARS HERE]

            1995         1996       1997        1998         1999
            ----         ----       ----        ----        -----
           36.57        13.29      25.53       -0.65         0.01



     From its inception on December 30, 1994 through December 31, 1999, the Class A shares' highest quarterly return was 16.29% for the quarter ended December 31, 1998 and the lowest quarterly return was -14.13% for the quarter ended June 30, 1996. For the period from January 1, 2000 through September 30, 2000, Class A shares' total return (not annualized) was 2.61%. These returns do not reflect sales charges. If the sales charges were reflected, the returns would be lower than those shown.




                         AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1999)*
                              Class A     Class B      Class C          Russell 1000
Period                        Shares       Shares      Shares             Value**                  S&P 500***
-------------------------- ------------ ----------- ------------ ------------------------- -------------------------
 1 Year ..................   -4.74%       -4.64       -0.66%                      5.52%                    21.04%
 5 Years .................   12.95%         n/a         n/a                      23.07%                    28.56%
 Life of Class ^ .........   12.93%       -2.86       12.41%       23.05%/12.69%/22.07%      28.56%/24.88%/27.76%



* The Value Equity Fund's returns in this table are after deduction of sales charges and expenses.
** The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. Returns of 23.05%, 12.69% and 22.07% are for the periods commencing December 30, 1994, January 2, 1998 and April 3, 1995, respectively. This Index more closely represents the portfolio's investments in value securities than does the S&P 500.
*** The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how stock prices have performed. Its returns do not include the effect of any sales charges. That means the actual returns would be lower if they included the effect of sales charges. Returns of 28.56%, 24.88% and 27.76% are for the periods commencing December 30, 1994, January 2, 1998 and April 3, 1995, respectively.
^ Class A, Class B and Class C shares were first offered on December 30, 1994, January 2, 1998 and April 3, 1995, respectively.


     What are the Costs of Investing in the Value Equity Fund. The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Value Equity Fund. The fund's expenses are based on actual expenses incurred for the fiscal year ended October 31, 2000.



                      SHAREHOLDER FEES (fees paid directly from your investment):
                                                                           Class A    Class B   Class C
                                                                         =========== ========= ========
 Maximum Sales Charge Imposed on Purchases (as a % of offering price) ..  4.75%        None      None
 Maximum Deferred Sales Charge (as a % of original
   purchase price or redemption proceeds, whichever is lower) ..........  None^        5%*       1%**

^ If you buy $1,000,000 or more of Class A shares and sell these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge at the time of sale.
* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Class B shares will convert to Class A shares eight years after purchase.
**   Declining to 0% at the first year.

                                 Prospectus 27

         ANNUAL FUND OPERATING EXPENSES (expenses deducted from fund assets):
                                                      Class A     Class B     Class C
                                                    =========== =========== ===========
 Management Fees* .................................  0.75%       0.75%       0.75%
 Distribution and Service (12b-1) Fees ............  0.25%       1.00%       1.00%
 Other Expenses* ..................................  0.72%       0.72%       0.72%
                                                    -----       -----       -----
 Total Annual Fund Operating Expenses .............  1.72%       2.47%       2.47%
 Fee Waiver and/or Expense Reimbursement* .........  0.27%       0.27%       0.27%
                                                    -----       -----       -----
 Net Expenses .....................................  1.45%       2.20%       2.20%
                                                    =====       =====       =====


* Heritage Asset Management, Inc. has agreed to waive its investment advisory fees and, if necessary, reimburse the fund to the extent that Class A annual operating expenses exceed 1.45% of the class' average daily net assets and Class B and Class C annual operating expenses exceed 2.20% of that class' average daily net assets for the class' 2001 fiscal year. Any reduction in Heritage's management fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.


     Expense Example. This example is intended to help you compare the cost of investing in the Value Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses for Year 1 are net of fee waivers and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                   Year 1     Year 3      Year 5      Year 10
 Share Class                                      ========  ==========  ==========  ==========
 A shares ......................................  $ 616     $   966     $ 1,340     $ 2,387
 B shares
  Assuming redemption at end of period .........  $ 623     $ 1,044     $ 1,391     $ 2,601
  Assuming no redemption .......................  $ 223     $   744     $ 1,291     $ 2,601
 C shares ......................................  $ 223     $   744     $ 1,291     $ 2,786


                                 Prospectus 28

                            MANAGEMENT OF THE FUNDS

Who Manages Your Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Investment Advisers. Heritage Asset Management, Inc. serves as investment adviser and administrator for each fund, except for the Eagle International Equity Portfolio. Heritage manages, supervises and conducts the business and administrative affairs of these funds and the other Heritage mutual funds with net assets totaling approximately $6.0 billion as of September 30, 2000. The table below indicates what Heritage charged each fund for investment advisory and administration fees during the fund's last fiscal year and contractual fee rates:



                                  Fees Charged     Contractual Fees
                                 --------------   -----------------
  o Aggressive Growth Fund             0.98%             1.00%*
  o Capital Appreciation Trust         0.75%             0.75%
  o Growth Equity Fund                 0.75%             0.75%
  o Income-Growth Trust                0.75%             0.75%**
  o Mid Cap Stock Fund                 0.67%             0.75%
  o Small Cap Stock Fund               0.82%             1.00%*
  o Technology Fund                    0.95%             1.00%^
  o Value Equity Fund                  0.48%             0.75%


               ----------
               * Heritage's annual fee is 1.00% of the fund's average daily net assets on the first $50 million and 0.75% on average daily net assets over $50 million.
               ** Heritage's annual fee is 0.75% of the fund's average daily net assets on the first $100 million and 0.60% on average daily net assets over $100 million.
               ^ Heritage's annual fee is 1.00% of the fund's average daily net assets on the first $100 million and 0.75% on average daily net assets over $100 million.



     Eagle Asset Management, Inc. is the investment adviser for the Eagle International Equity Portfolio. Eagle has been managing private accounts since 1976 for a diverse group of clients, including individuals, corporations, municipalities and trusts. Eagle managed approximately $6.8 billion for these clients as of September 30, 2000. Eagle's investment advisory and administration contractual fee rate and the fee charged to the Eagle International Equity Portfolio during the fund's last fiscal year was 1.00%.



     Heritage and Eagle are both located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and each is a wholly owned subsidiary of Raymond James Financial, Inc. (RJF) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.


     Subadvisers. Heritage may allocate and reallocate the assets of a fund among one or more investment subadvisers, subject to review by the Board of Trustees. In the future, Heritage may propose the addition of one or more additional subadvisers, subject to approval by the Board of Trustees and, if required by the Investment Company Act of 1940, fund shareholders. Subject to receiving an exemptive order from the Securities and Exchange Commission, Heritage may be permitted to enter into new or modified subadvisory agreements with existing or new subadvisers for the Aggressive Growth Fund, Technology Fund and Value Equity Fund without approval of fund shareholders, but subject to approval of the Board. Heritage has selected the following subadvisers to provide investment advice and portfolio management services to the funds' portfolios:

   o Eagle Asset Management, Inc. serves as the subadviser to the Aggressive Growth Fund, the Capital Appreciation Trust, the Growth Equity Fund, the Income-Growth Trust, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund. However, Heritage Asset Management, Inc., the Funds' manager, currently has not allocated any of the assets of the Capital Appreciation Trust or the Value Equity Fund to Eagle.


   o Goldman Sachs Asset Management, 2502 Rocky Point Drive, Tampa, Florida 33607, serves as the subadviser to the Capital Appreciation Trust. As of September 30, 2000, Goldman Sachs



                                 Prospectus 29

      Asset Management, together with its affiliates, acts as investment adviser, administrator or distributor for assets in excess of $259.0 billion.


   o Awad Asset Management, Inc. also serves as a subadviser to the Small Cap Stock Fund. Awad, 250 Park Avenue, New York, New York 10177, a wholly owned subsidiary of RJF, had $661 million of assets under its discretionary management as of September 30, 2000.



   o Osprey Partners Investment Management, LLC, Shrewsbury Executive Center II, 1040 Broad Street, Shrewsbury, New Jersey 07702, also serves as subadviser to the Value Equity Fund. Heritage has allocated all of the Fund's assets to Osprey. As of September 30, 2000, Osprey had approximately $2.6 billion of assets under its discretionary management.



     Eagle also may allocate assets of the Eagle International Equity Portfolio among one or more investment subadvisers, subject to review by the Board of Trustees. Eagle has selected Martin Currie, Inc. to serve as the subadviser to the Eagle International Equity Portfolio. Martin Currie is a wholly owned subsidiary of Martin Currie Limited, a private limited company incorporated in Scotland. Martin Currie Limited is one of Scotland's largest professional money managers and, together with Martin Currie, has $10.7 billion under management as of September 30, 2000.


     Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of each fund:

   o Aggressive Growth Fund -- Bert L. Boksen has been responsible for the day-to-day management since the fund's inception. Mr. Boksen has been a Senior Vice President of Eagle since 1995. Prior to that, he was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer, and Chairman of the Raymond James & Associates, Inc. Focus List Committee.


   o Capital Appreciation Trust -- Herbert E. Ehlers leads the fund's portfolio management team which consists of six senior portfolio managers. Mr. Ehlers has been responsible for the day-to-day management since the fund's inception. Since January 1997, Mr. Ehlers has been a Managing Director of Goldman Sachs. From 1994 to 1997, Mr. Ehlers served as the Chairman, Chief Executive Officer and Chief Investment Officer of Liberty Investment Management.


   o Eagle International Equity Portfolio -- Investment decisions for the fund are made by a committee of Martin Currie organized for that purpose and no single person is primarily responsible for making recommendations to the committee.


   o Growth Equity Fund -- Ashi Parikh has been responsible for the day-to-day management of the fund since April 1999. Mr. Parikh has served as Managing Director and Portfolio Manager for the large capitalization Growth Equity Program at Eagle since April 1999. Mr. Parikh joined Eagle from Bank One Investment Advisers, Inc. where he was Managing Director of their Growth Equity Team and lead manager for the One Group Large Company Growth Fund and the One Group Growth Opportunities Fund. He joined Bank One Corporation in 1992 and Bank One Investment Advisers in 1994.


   o Income-Growth Trust -- Louis Kirschbaum and David M. Blount share responsibility for the day-to-day management of the fund's investment portfolio. Mr. Kirschbaum has been a Senior Vice President and a portfolio manager of Eagle since 1986. Mr. Blount has been a Vice President of Eagle since 1993. Mr. Blount is a Chartered Financial Analyst and Certified Public Accountant.

   o Mid Cap Stock Fund -- Todd McCallister, Ph.D., CFA, has been responsible for the day-to-day management since the fund's inception. Mr. McCallister is a Senior Vice President of Eagle. Prior to joining Eagle in 1997, Mr. McCallister served as a portfolio manager for IAI Mutual Funds from 1992 to 1997.


                                 Prospectus 30

   o Small Cap Stock Fund -- James D. Awad has been responsible for the day-to-day management of Awad Asset Management's portion of the fund's assets since the fund's inception. Mr. Awad has been Chairman of Awad since 1992. Bert L. Boksen has been responsible for the day-to-day management of Eagle's portion of the fund's assets since August 1995. Mr. Boksen is a Senior Vice President of Eagle and has been employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee.



   o Technology Fund -- Duane Eatherly, a Senior Research Analyst of Eagle, is responsible for the day-to-day management of the fund's portfolio. From July 1996 to May 1999, Mr. Eatherly served as a Sector Manager (Technology Equities) at Banc One Investment Advisors. Prior to that, he was a Vice President (Acquisitions) with Banc One Private Label Credit Services from November 1995 to July 1996, and Senior Associate (Merchant Banking Group) with Banc One Capital Corporations from June 1993 to January 1996. Mr. Eatherly is a Chartered Financial Analyst and Certified Financial Planner.



   o Value Equity Fund -- Russell S. Tompkins and Jerome D. Fischer have shared responsibility for the day-to-day management of the fund since May 1999. Mr. Tompkins has been a Managing Partner and Chief Operating Officer at Osprey since September 1998. At the time of his departure from Fox Asset Management, Inc., Mr. Tompkins was a Managing Director, Director of Compliance and Senior Portfolio Manager. He was employed at Fox from January 1988 to September 1998. Mr. Fischer has been a Managing Partner and Head of Equity Research at Osprey since September 1998. At the time of his departure from Fox, Mr. Fischer also had served as a Principal, Director of Large Cap Equity Research and Senior Portfolio Manager. He was employed at Fox from July 1992 to September 1998.



Distribution of Fund Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Raymond James & Associates, Inc. (Distributor) currently serves as the distributor of the funds. The Distributor may compensate other broker/dealers to promote sales of fund shares.



     Heritage pays a service fee based on average daily net assets to broker/dealers, including the Distributor, who have services agreements with Heritage. Heritage pays these service fees out of amounts received for investment advisory and administrative services provided to the funds.


                                 Prospectus 31

                                YOUR INVESTMENT

Before You Invest
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Before you invest in a fund, please:

     o Read this prospectus carefully.
     o Decide which fund or funds best suit your needs and your goals,
     o Decide which class of shares is best for you, and then
     o Decide how much you wish to invest and how you want to open an account.


Choosing A Class Of Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     You can choose from three classes of fund shares: Class A shares, Class B shares and Class C shares. Each class has a different combination of sales charges and ongoing fees allowing you to choose the class that best meets your needs. You should make this decision carefully based on:


      o the amount you wish to invest,


      o the different sales charges that apply to each share class,


      o whether you qualify for any reduction or waiver of sales charges,


      o the length of time you plan to keep the investment, and


      o the class expenses.


     Class A Shares. You may purchase Class A shares at the "offering price" -- a price equal to their net asset value, plus a maximum sales charge of 4.75% imposed at the time of purchase. Class A shares are subject to ongoing distribution and service (Rule 12b-1) fees of up to 0.25% of their average daily net assets. These fees are lower than the ongoing Rule 12b-1 fees for Class B shares and Class C shares.


     If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. If you invest more, the sales charge will be lower. You may qualify for a reduced sales charge or the sales charge may be waived as described below.


                             Class A Sales Charges


                                   As a % of     As a % of Your      Dealer Concession
Your Investment                 Offering Price     Investment    as % of Offering Price(1)
=============================  ================ =============== ==========================
     Less than $25,000.......         4.75%           4.99%                4.25%
     $25,000 - $49,999.......         4.25%           4.44%                3.75%
     $50,000 - $99,999.......         3.75%           3.90%                3.25%
     $100,000 - $249,999.....         3.25%           3.36%                2.75%
     $250,000 - $499,999.....         2.50%           2.56%                2.00%
     $500,000 - $999,999.....         1.50%           1.52%                1.25%
     $1,000,000 and over.....         0.00%           0.00%                0.00%(2)

      ----------

      (1) During certain periods, the fund's distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.
      (2) For purchases of $1 million or more, Heritage may pay from its own resources to the distributor, up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter. An investor who redeems those Class A shares within 18 months of purchase may be subject to a contingent deferred sales charge of 1.00% and Heritage will retain the Rule 12b-1 fees for the 18-month period.



                                 Prospectus 32

     Class B Shares. You may purchase Class B shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares within 6 years of purchase, you will pay a "contingent deferred" sales charge (CDSC) at the time of sale of up to 5.00%. Class B shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares but the same as for the Class C shares. Class B shares are offered for sale only for purchases of less than $250,000.


     If you choose to invest in Class B shares, you will pay a sales charge if you sell those shares within 6 years of purchase. The CDSC imposed on sales of Class B shares will be calculated by multiplying the original purchase cost or the current market value of the shares being sold, whichever is less, by the percentage shown on the following chart. The CDSC will decline at the anniversary of your purchase. The longer you hold the shares, the lower the rate of the CDSC. The CDSC may be waived as described below. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will not be counted when determining your CDSC.



                            Class B Deferred Charges


Redemption During:           CDSC on Shares Being Sold
=========================   ==========================
  1st year ..............                          5%
  2nd year ..............                          4%
  3rd year ..............                          3%
  4th year ..............                          3%
  5th year ..............                          2%
  6th year ..............                          1%
  After 6 years .........                          0%

     Conversion of Class B Shares. If you buy Class B shares and hold them for 8 years, we automatically will convert them to Class A shares without charge. Any period of time you held Class B shares of the Heritage Cash Trust-Money Market Fund will be excluded from the 8-year period. At this time, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. We do this to lower your investment costs.


     When we do the conversion, you will receive Class A shares in an amount equal to the value of your Class B shares. However, because Class A and Class B shares have different prices, you may receive more or less Class A shares after the conversion. The dollar value will be the same, so you have not lost any money as a result of the conversion.


     Class C Shares. You may purchase Class C shares at net asset value with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than 1 year after purchase, you will pay a CDSC at the time of sale of 1.00%. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. This Rule 12b-1 fee is higher than the ongoing Rule 12b-1 fees for Class A shares and is the same as for the Class B shares. Class C shares do not convert to any other class of shares. Any period of time you held Class C shares of the Heritage Cash-Trust Money Market Fund will not be counted toward the 1-year period.


     If you choose to invest in Class C shares, you will pay a sales charge if you sell your shares less than 1 year after purchase. The CDSC imposed on sales of Class C shares will be calculated based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSC may be waived as described below.


     Understanding Rule 12b-1 Fees. Each fund has adopted a plan under Rule 12b-1 that allows it to pay distribution and sales fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For Capital Appreciation Trust Class A shares purchased prior to April 3, 1995, the fund pays a Rule 12b-1 fee of up to 0.50% of its Class A average daily net assets.


                                 Prospectus 33

Sales Charge Reductions and Waivers
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     We offer a number of ways to reduce or eliminate the initial sales charge on Class A shares or the CDSC on Class B and Class C shares. If you think you are eligible, contact Heritage or your financial advisor for further information.



     Reducing Your Class A Sales Charge. We offer three programs designed to reduce your Class A sales charge. You may choose one of these programs to combine multiple purchases of Class A shares of Heritage mutual funds to take advantage of the reduced sales charges listed in the schedule above. Please complete the appropriate section of your account application or contact your financial advisor or Heritage if you would like to take advantage of these programs.



    o Rights of Accumulation -- Lets you combine purchases in related accounts for purposes of calculating sales charges. Under this program, a related account includes any other direct or beneficial accounts you own, your spouse's accounts, or accounts held by your minor children.


    o Combined Purchase Privilege -- Lets you add the value of your previous Class A investments for purposes of calculating the sales charge if the total amount you have invested is at least $25,000.


    o Statement of Intention -- Lets you purchase Class A shares of any Heritage mutual fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You must invest at least $25,000 to obtain the benefit of this privilege.



     Heritage Transfer Program. If you have sold shares of a mutual fund other than a Heritage mutual fund within the last 90 days, we will waive the Class A sales charge on your investment. You qualify for this waiver if:


    o You purchase Class A shares of a Heritage mutual fund between February 1, 2001 and March 31, 2001,

    o You provide a copy of your account statement showing the sale of your other mutual fund shares, and
    o You or your financial advisor submit, at the time of your purchase, a request that your purchase be processed without a sales charge.


     Waiver of Class A Shares Sales Charge. Class A shares may be sold at net asset value without any sales charge to: (1) Heritage, Eagle and each fund's subadvisers; (2) current and retired officers and Trustees of a fund; (3) directors, officers and full-time employees of Heritage, Eagle, any subadviser of a Heritage mutual fund, their distributor and their affiliates; (4) registered financial advisors and employees of broker-dealers that are parties to dealer agreements with the funds' distributor (or financial institutions that have arrangements with such broker-dealers); (5) directors, officers and full-time employees of banks that are party to agency agreements with the distributor; and (6) all such persons' immediate relatives and their beneficial accounts. In addition, members of the American Psychiatric Association may purchase Class A shares at a sales charge equal to two-thirds of the percentages in the above table. The dealer concession also will be adjusted in a like manner. Class A shares also may be purchased without sales charges by investors who participate in certain broker-dealer wrap fee investment programs.


     Class A shares also may be sold at net asset value without any sales charge to individual retirement accounts, qualified retirement plans and taxable accounts that execute transactions through a single omnibus account per fund that is maintained by a financial institution or service organization that has entered into an acceptable administrative or similar agreement with the applicable Heritage mutual fund, Heritage or the fund's distributor.


     In addition, Class A shares may be sold at net asset value without any sales charges to participants of retirements plans which have at least 100 participants or $50 million dollars. Heritage may pay from


                                 Prospectus 34
its own resources to the Distributor up to 1.00% of the purchase amount on the first $3 million and 0.80% on assets thereafter, by these plans. Any participant in these plans who redeems Class A shares within 18 months of his or her purchase may be subject to a CDSC of 1.00% and Heritage may retain the Rule 12b-1 fees for a period up to 18 months.


     CDSC Waivers. The CDSC for Class A shares, Class B shares and Class C shares currently is waived if the shares are sold:

      o to make certain distributions from retirement plans,
      o because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse),
      o to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan, or
      o to close out shareholder accounts that do not comply with the minimum balance requirements.

     Reinstatement Privilege. If you sell shares of a Heritage mutual fund, you may reinvest some or all of the sales proceeds up to 90 days later in the same share class of any Heritage mutual fund without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify your fund if you decide to exercise this privilege.


How To Invest
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Minimum Initial Investment. Once you have chosen a share class, the next step is to determine the amount you wish to invest. The minimum initial investment for each fund is:


                                        Minimum Initial         Subsequent
Type of Account                           Investment            Investment
=====================================  ================  =======================
  Regular Account ...................       $1,000             No minimum
  Systematic Investment Program .....       $   50       $50 on a monthly basis
  Retirement Account ................       $  500             No minimum

     Heritage may waive these minimum requirements at its discretion. Contact Heritage or your financial advisor for further information.

     Opening an Account. You may open an account in the following ways:

     Through Your Financial Advisor. You may invest in a fund by contacting your financial advisor. Your financial advisor can help you open a new account and help you review your financial needs and formulate long-term investment goals and objectives. You may be charged a fee if you effect purchases through you financial advisor or an agent.

     By Mail. You may invest in a fund directly by completing and signing the account application found in this prospectus. Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Make your check payable to the specific fund and class of shares you are purchasing. Mail the application and your payment to:


            Heritage Asset Management, Inc.
            P.O. Box 33022
            St. Petersburg, FL 33733

     By Telephone. If you provide your bank account information, Heritage can initiate a purchase from that account. Complete the appropriate sections of the account application and attach a voided check to activate this service. This method cannot be used to open a new account.


     By Dollar-Cost Averaging Plans. We offer the following plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Availability of these plans may be limited by your financial advisor.


                                 Prospectus 35

    o Automatic Investing -- You may instruct us to transfer funds from a specific bank checking account to your Heritage account. This transfer will be effected either by electronic transfer or paper draft. Complete the appropriate sections of the account application or the Heritage Bank Draft Investing form to activate this service.


    o Direct Deposit -- You may instruct your employer to direct all or part of your paycheck to your Heritage account. You also may direct to your account other types of payments you receive such as from an insurance company or another mutual fund family. Contact your financial advisor or Heritage for the direct deposit enrollment form. Please note the routing instructions are different than the Federal Reserve wire instructions discussed below.



    o Government Direct Deposit -- Any newly established payments from the Federal government must be paid through direct deposit. You can have your Social Security, military pension, paycheck or other Federal government payment sent to your Heritage account. Your completed Government Direct Deposit form requires Heritage's review and approval for processing. Contact your financial advisor or Heritage for an enrollment form.



    o Automatic Exchange -- You may make automatic regular exchanges between two or more Heritage mutual funds. These exchanges are subject to the exchange requirements discussed below.


If you discontinue any of these plans before your account reaches the required minimum investment, you must buy more shares to keep your account open.


     Through a Retirement Plan. Heritage mutual funds offer a range of retirement plans, including traditional, Roth, SEP and SIMPLE IRA plans/accounts. A special application and custodial agreement is required. Contact your financial advisor or Heritage for more information. Heritage reserves the right to cancel your plan at any time.


     By Wire. You may invest in a fund by Federal Reserve wire sent from your bank. Mail your completed and signed account application to Heritage. Contact Heritage at (800) 421-4184 or your financial advisor to obtain your account number before sending the wire. Your bank may charge a wire fee. Send your investment and the following information by Federal Reserve or bank wire to:


            State Street Bank and Trust Company
            ABA # 011-000-028
            Account # 3196-769-8
            Name of the Fund
            The class of shares to be purchased
            (Your account number assigned by Heritage)
            (Your name)


How To Sell Your Investment
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     You can sell -- or redeem -- shares of your fund for cash at any time, subject to certain restrictions.



     Application of CDSC. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held Class A, Class B or Class C shares of Heritage Cash Trust-Money Market Fund will not be counted for purposes of calculating the CDSC.



                                 Prospectus 36

     How to Sell Your Shares. You may contact your financial advisor or Heritage with instructions to sell your investment in the following ways:


     Through Your Financial Advisor. You may sell your shares through your financial advisor who can prepare the necessary documentation. Your financial advisor or an agent will transmit your request to sell shares of your fund and may charge you a fee for this service.


     By Telephone. You may sell shares from your account by telephone by calling your fund at (800) 421-4184 prior to the close of regular trading on the New York Stock Exchange -- typically 4:00 p.m. Eastern time. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.


     By Mail. You may sell shares of your fund by sending a letter of instruction. Specify the fund name, your share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Include all signatures and any additional documents that may be required. Mail the request to Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.


     Some circumstances require a written letter requesting sale of shares, along with a signature guarantee. These include:



      o Sales from any account that has had an address change in the past 30 days,
      o Sales of greater than $50,000,
      o Sales in which payment is to be sent to an address other than the address of record,

     o Sales in which payment is to be made to payees other than the exact registration of the account or

     o Exchanges or transfers into other Heritage accounts that have different titles.



     We will only accept official signature guarantees from participants in our signature guarantee program, which includes most banks and security dealers. A notary public cannot guarantee your signature.


     By Systematic Withdrawal Plan. This plan may be used for periodic withdrawals from your account. To establish, complete the appropriate section of the account application or the Heritage systematic withdrawal form (available from your financial advisor or Heritage) and send that form to Heritage. Availability of this plan may be limited by your financial advisor. You should consider the following factors when establishing a plan:


      o Make sure you have a sufficient amount of shares in your account.
      o Determine how much you wish to withdraw. You must withdraw a minimum of $50 for each transaction.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you also are selling shares of the same fund is not advantageous to you because of sales charges).

      o Determine the schedule: monthly, quarterly, semiannual or annual basis.
      o Determine which day of the month you would like the withdrawal to occur. Available dates are the 1st, 5th, 10th or 20th day of the month. If such a day falls on the weekend, the withdrawal will take place on the next business day.
      o Heritage reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.


     Receiving Payment. When you sell shares, payment of the proceeds generally will be made the next business day after your order is received. If you sell shares that were recently purchased by check or pre-authorized automatic purchase, payment will be delayed until we verify that those funds have


                                 Prospectus 37
cleared, which may take up to two weeks. Drafts or ACH transactions initiated by a third-party are not acceptable redemption instructions and will not be honored. You may receive payment of your sales proceeds the following ways:



    o By Direct Payment to Your Bank -- If you provide your bank account information, Heritage can send your proceeds to your bank. Funds are generally available in your bank account two to three business days after we receive your request. Complete the appropriate sections of the account application and attach a voided check to activate this service.



    o By Check -- We will mail a check to the address of record or bank account specified on your account application. Checks made payable to a person other than the registered owners or sent to an address other than the address of record require written instruction accompanied by a signature guarantee, as described above.


    o By Wire -- You may request that we send your proceeds by Federal Reserve wire to a bank account you specify. You must provide wiring instructions to Heritage in writing. We normally will send these proceeds the next day. A wire fee will be charged to your account.



    o To Your Brokerage Account -- If you place your redemption request with your financial advisor, payment will be directed to your brokerage account. Payment for these trades generally occurs three business days after you place your sale request.



How To Exchange Your Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     If you own shares of a fund for at least 30 days, you can exchange those shares for shares of the same class of any other Heritage mutual fund provided you satisfy the minimum investment requirements. You may exchange your shares by calling your financial advisor or Heritage if you exchange to like titled Heritage accounts. Written instructions with a signature guarantee, as described above, are required if the accounts are not identically registered.


     You may make exchanges without paying any additional sales charges. However, if you exchange shares of the Heritage Cash Trust-Money Market Fund acquired by purchase (rather than exchange) for shares of another Heritage mutual fund, you must pay the applicable sales charge.


     Class A, Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate as they had before the exchange. However, if you hold Class A, Class B shares or Class C shares in the Heritage Cash Trust-Money Market Fund, the time you hold those shares in that fund will not be counted for purposes of calculating the CDSC.


Account and Transaction Policies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Price of Shares. The funds' regular business days are the same as those of the New York Stock Exchange, normally Monday through Friday. The net asset value per share (NAV) for each class of a fund is determined each business day as of the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time). The share price is calculated by dividing a class' net assets by the number of its outstanding shares. Because the value of a fund's investment portfolio changes every business day, the NAV usually changes as well.


     In calculating NAV, the funds typically price their securities by using pricing services or market quotations. However, in cases where these are unavailable or when the portfolio manager believes that subsequent events have rendered them unreliable, a fund may use fair-value estimates instead. In addition, a fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. As a result, the NAV of a fund's shares may change on days when shareholders will not be able to purchase or redeem a fund's shares.


                                 Prospectus 38

     Telephone Transactions. For your protection, telephone requests may be recorded in order to verify their accuracy. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone redemptions are not permitted on accounts whose name or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.


     Timing of Orders. All orders to purchase or sell shares are executed as of the next NAV calculated after the order has been received in good order. Orders are accepted until the close of regular trading on the New York Stock Exchange every business day -- normally 4:00 p.m. Eastern time -- and are executed the same day at that day's NAV. Otherwise, all orders will be executed at the NAV determined as of the close of regular trading on the next trading day.


     Restrictions on Orders. The funds and their distributor reserve the right to reject any purchase order and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies or when a fund cannot determine the value of its assets or sell its holdings.


     Redemption in Kind. We reserve the right to give you securities instead of cash when you sell shares of your fund. If the amount of the sale is at least either $250,000 or 1% of a fund's assets, we may give you securities from the fund's portfolio instead of cash.


     Accounts With Below-Minimum Balances. If your account balance falls below $500 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.



     Market Timers. The funds may restrict or refuse purchases or exchanges by market timers. You will be considered a market timer if you have (i) requested an exchange out of the fund within two weeks of an earlier exchange request, or
(ii) exchanged shares out of the fund more than twice in a calendar quarter, or
(iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets, or (iv) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for these limits.



Dividends, Capital Gains and Taxes
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Distributions and Taxes. Each fund distributes to its shareholders dividends from its net investment income annually, except Income-Growth Trust which distributes dividends to its shareholders quarterly. Net investment income generally consists of interest income and dividends received on investments, less expenses. The dividends you receive from a fund will be taxed as ordinary income.


     Each fund also distributes net capital gains to its shareholders normally once a year. Capital gains are generated by a fund when it sells assets in its portfolio for profit. Capital gains are taxed differently depending on how long the fund held the asset. Distributions of net gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions of net capital gains recognized on the sale of assets held longer than that (long-term capital gains) are taxed at lower capital gains rates.


     Fund distributions of dividends and net capital gains are automatically reinvested in additional shares of the distributing fund at NAV (without sales charge) unless you opt to take your distributions


                                 Prospectus 39
in cash, in the form of a check or direct them for purchase of shares in another Heritage mutual fund. However, if you have a retirement plan or a Systematic Withdrawal Plan, your distributions will be automatically reinvested in fund shares.


     In general, selling or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. These transactions typically create the following tax liabilities for taxable accounts:


Type of Transaction                                                      Tax Status
======================================================================== =======================================================
Income dividends ....................................................... Ordinary income rate
Short-term capital gain distributions .................................. Ordinary income rate
Long-term capital gain distributions ................................... Capital gains rate
Sales or exchanges of fund shares owned for more than one year ......... Long-term capital gains or losses (capital gains rate)
Sales or exchanges of fund shares owned for one year or less ........... Gains are taxed at the same rate as ordinary income;
                                                                         losses are subject to special rules

     Dividend distributions will vary by class and are anticipated to be generally higher for Class A shares.


     Tax Reporting. If you are a non-retirement account holder, each year we will send you a Form 1099 that tells you the amount of fund distributions you received for the prior calendar year, and the tax status of those distributions, and a list of reportable sale transactions. Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received in December of the year they are declared.



     Withholding Taxes. If you are a non-corporate shareholder and the fund does not have your correct Social Security or other taxpayer identification number or you otherwise are subject to backup withholding, federal law requires us to withhold 31% of your distributions and sale proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS 31% of your distributions. Any tax withheld may be applied against the tax liability on your tax return.



     Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


                                 Prospectus 40

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Aggressive Growth Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                             Aggressive Growth Fund





                                                                             Class A Shares*
                                                             ===============================================
                                                                           For the Years Ended
                                                                               October 31
                                                             ===============================================
                                                                    2000            1999          1998+
                                                             ================== =========== ================
Net asset value, beginning of year .........................    $    20.80       $  15.35      $   14.29
                                                                ----------       --------      ---------
Income from Investment Operations:
 Net investment loss .......................................        ( 0.24) (a)    ( 0.15)            --
 Net realized and unrealized gain on investments ...........          9.10           5.60           1.06
                                                                ----------       --------      ---------
 Total from Investment Operations ..........................          8.86           5.45           1.06
                                                                ----------       --------      ---------
Less Distributions:
 Distributions from net realized gains .....................        ( 2.20)            --             --
                                                                ----------       --------      ---------
Net asset value, end of year ...............................    $    27.46       $  20.80      $   15.35
                                                                ==========       ========      =========
Total Return (%) (b) .......................................         44.87          35.50           7.42 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .......................          1.57 (a)       1.65           1.65 (d)
  Without expenses waived/recovered (%) ....................          1.48           1.79           3.64 (d)
 Net investment income (loss) to average daily net assets
  (%) ......................................................        (  .88)        (  .78)           .08 (d)
 Portfolio turnover rate (%) (c) ...........................           252            195             34
 Net assets, end of year ($ millions).......................            50             27             11



                                                                               Class B Shares*
                                                             ===================================================
                                                                             For the Years Ended
                                                                                 October 31
                                                             ===================================================
                                                                    2000            1999            1998+
                                                             ================== =========== ====================
Net asset value, beginning of year .........................    $    20.61       $  15.33       $    14.29
                                                                ----------       --------       ----------
Income from Investment Operations:
 Net investment loss .......................................        ( 0.43) (a)    ( 0.29)          ( 0.03)
 Net realized and unrealized gain on investments ...........          9.00           5.57             1.07
                                                                ----------       --------       ----------
 Total from Investment Operations ..........................          8.57           5.28             1.04
                                                                ----------       --------       ----------
Less Distributions:
 Distributions from net realized gains .....................        ( 2.20)            --               --
                                                                ----------       --------       ----------
Net asset value, end of year ...............................    $    26.98       $  20.61       $    15.33
                                                                ==========       ========       ==========
Total Return (%) (b) .......................................         43.80          34.44             7.28 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .......................          2.32 (a)       2.40       2.40  (d)
  Without expenses waived/recovered (%) ....................          2.23           2.54       4.39  (d)
 Net investment income (loss) to average daily net assets
  (%) ......................................................        ( 1.64)        ( 1.53)          (  .77)  (d)
 Portfolio turnover rate (%) (c) ...........................           252            195               34
 Net assets, end of year ($ millions).......................            19             10                4



                                                                              Class C Shares*
                                                             =================================================
                                                                            For the Years Ended
                                                                                October 31
                                                             =================================================
                                                                    2000            1999           1998+
                                                             ================== =========== ==================
Net asset value, beginning of year .........................    $    20.61       $  15.33      $    14.29
                                                                ----------       --------      ----------
Income from Investment Operations:
 Net investment loss .......................................        ( 0.43) (a)    ( 0.29)         ( 0.03)
 Net realized and unrealized gain on investments ...........          9.00           5.57            1.07
                                                                ----------       --------      ----------
 Total from Investment Operations ..........................          8.57           5.28            1.04
                                                                ----------       --------      ----------
Less Distributions:
 Distributions from net realized gains .....................        ( 2.20)            --              --
                                                                ----------       --------      ----------
Net asset value, end of year ...............................    $    26.98       $  20.61      $    15.33
                                                                ==========       ========      ==========
Total Return (%) (b) .......................................         43.80          34.44            7.28 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .......................          2.32 (a)       2.40            2.40 (d)
  Without expenses waived/recovered (%) ....................          2.22           2.54            4.39 (d)
 Net investment income (loss) to average daily net assets
  (%) ......................................................        ( 1.62)        ( 1.53)         (  .71) (d)
 Portfolio turnover rate (%) (c) ...........................           252            195              34
 Net assets, end of year ($ millions).......................            38             16               3



-------
* Per share amounts have been calculated using the monthly average share method.
+    For the period August 20, 1998 (commencement of operations) to October 31,
     1998.
(a) The year ended October 31, 2000 includes payment of previously waived management fees to Heritage for Class A, B and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)  Not annualized.
(d)  Annualized.


                                 Prospectus 41

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The financial highlights table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Capital Appreciation Trust for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                          Capital Appreciation Trust




                                                                            Class A Shares
                                                   ================================================================
                                                                         For the Years Ended
                                                                              August 31,
                                                   ================================================================
                                                       2000        1999        1998        1997          1996
                                                   =========== =========== =========== =========== ================
Net asset value, beginning of year .......... ....  $  27.18    $  20.34    $  18.60    $  15.58      $   15.53
                                                    --------    --------    --------    --------      ---------
Income from Investment Operations:
 Net investment loss (a) .........................    ( 0.16)     ( 0.10)     ( 0.07)     ( 0.06)          0.00 (b)
 Net realized and unrealized gain on
  investments ....................................      8.01        8.26        3.94        4.85           1.81
                                                    --------    --------    --------    --------      ---------
 Total from Investment Operations ................      7.85        8.16        3.87        4.79           1.81
                                                    --------    --------    --------    --------      ---------
Less Distributions:
 Dividends from net investment income ............        --          --          --          --         ( 0.04)
 Distributions from net realized gains ...........    ( 2.62)     ( 1.32)     ( 2.13)     ( 1.77)        ( 1.72)
                                                    --------    --------    --------    --------      ---------
 Total Distributions .............................    ( 2.62)     ( 1.32)     ( 2.13)     ( 1.77)        ( 1.76)
                                                    --------    --------    --------    --------      ---------
Net asset value, end of year .....................  $  32.41    $  27.18    $  20.34    $  18.60      $   15.58
                                                    ========    ========    ========    ========      =========
Total Return (%) (c) .............................     29.55       41.18       21.45       33.61          12.79
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average daily net
  assets .........................................      1.24        1.29        1.41        1.48           1.54
 Net investment income (loss) to average daily
  net assets (a) .................................    (  .55)     (  .45)     (  .34)     (  .30)        (  .02)
 Portfolio turnover rate .........................        48          44          25          42             54
 Net assets, end of year ($ millions) ............       244         169         104          81             70



                                                                 Class B Shares
                                                   ==========================================
                                                              For the Years Ended
                                                                   August 31,
                                                   ==========================================
                                                       2000        1999           1998+
                                                   =========== =========== ==================
Net asset value, beginning of year .......... ....  $  26.40    $  19.91      $    19.36
                                                    --------    --------      ----------
Income from Investment Operations:
 Net investment loss (a) .........................    ( 0.29)     ( 0.19)         ( 0.06)
 Net realized and unrealized gain on
  investments ....................................      7.71        8.00            0.61
                                                    --------    --------      ----------
 Total from Investment Operations ................      7.42        7.81            0.55
                                                    --------    --------      ----------
Less Distributions:
 Dividends from net investment income ............        --          --              --
 Distributions from net realized gains ...........    ( 2.62)     ( 1.32)             --
                                                    --------    --------      ----------
 Total Distributions .............................    ( 2.62)     ( 1.32)             --
                                                    --------    --------      ----------
Net asset value, end of year .....................  $  31.20    $  26.40      $    19.91
                                                    ========    ========      ==========
Total Return (%) (c) .............................     28.75       40.27            2.84 (d)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average daily net
  assets .........................................      1.90        1.92            2.01 (e)
 Net investment income (loss) to average daily
  net assets (a) .................................    ( 1.21)     ( 1.10)         (  .86) (e)
 Portfolio turnover rate .........................        48          44              25
 Net assets, end of year ($ millions) ............        43          20               5



                                                                             Class C Shares
                                                   ==================================================================
                                                                          For the Years Ended
                                                                               August 31,
                                                   ==================================================================
                                                       2000        1999        1998        1997           1996
                                                   =========== =========== =========== =========== ==================
Net asset value, beginning of year .......... ....  $  26.39    $  19.90    $  18.34    $  15.46      $    15.50
                                                    --------    --------    --------    --------      ----------
Income from Investment Operations:
 Net investment loss (a) .........................    ( 0.29)     ( 0.19)     ( 0.09)     ( 0.13)         ( 0.03) (b)
 Net realized and unrealized gain on
  investments ....................................      7.71        8.00        3.78        4.78            1.75
                                                    --------    --------    --------    --------      ----------
 Total from Investment Operations ................      7.42        7.81        3.69        4.65            1.72
                                                    --------    --------    --------    --------      ----------
Less Distributions:
 Dividends from net investment income ............        --          --          --          --          ( 0.04)
 Distributions from net realized gains ...........    ( 2.62)     ( 1.32)     ( 2.13)     ( 1.77)         ( 1.72)
                                                    --------    --------    --------    --------      ----------
 Total Distributions .............................    ( 2.62)     ( 1.32)     ( 2.13)     ( 1.77)         ( 1.76)
                                                    --------    --------    --------    --------      ----------
Net asset value, end of year .....................  $  31.19    $  26.39    $  19.90    $  18.34      $    15.46
                                                    ========    ========    ========    ========      ==========
Total Return (%) (c) .............................     28.76       40.29       20.72       32.91           12.16
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average daily net
  assets .........................................      1.90        1.92        2.00        2.04            2.05
 Net investment income (loss) to average daily
  net assets (a) .................................    ( 1.21)     ( 1.10)     (  .90)     (  .88)         (  .57)
 Portfolio turnover rate .........................        48          44          25          42              54
 Net assets, end of year ($ millions) ............        74          35          12           3            1.0



-------

+ For the period January 2, 1998 (commencement of Class B Shares) to August 31, 1998.
(a) Excludes management fees waived by the Manager in the amount of less than $0.04 and $0.04 per Class A and C Shares, respectively, for the year ended August 31, 1996. The operating expense ratios including such items would have been 1.87% and 2.30% for Class A and C Shares, respectively, for the year ended August 31, 1996.
(b) Amounts calculated prior to reclassification of $23,981. The effect of such reclassification would have no effect on net investment income for Class A Shares and would have resulted in an increase in net investment income of $0.10 for Class C shares.
(c)  Does not reflect the imposition of a sales charge.
(d)  Not annualized.
(e)  Annualized.


                                 Prospectus 42

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Eagle International Equity Portfolio for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                      Eagle International Equity Portfolio




                                                                            Class A Shares*
                                              ============================================================================
                                                                          For the Years Ended
                                                                               October 31
                                              ============================================================================
                                                  2000        1999          1998             1997              1996+
                                              =========== =========== ================ ================ ==================
Net asset value, beginning of year ..........  $  31.56    $  25.43      $   23.97        $   22.25        $     21.11
                                               --------    --------      ---------        ---------        -----------
Income from Investment Operations:
 Net investment income (loss) ...............    ( 0.22)     ( 0.09)        ( 0.01)            0.05               0.10
 Net realized and unrealized gain on
  investments ...............................      0.51        6.34           2.14             2.28               1.04
                                               --------    --------      ---------        ---------        -----------
 Total from Investment Operations ...........      0.29        6.25           2.13             2.33               1.14
                                               --------    --------      ---------        ---------        -----------
Less Distributions:
 Dividends from net investment income .......        --          --         ( 0.05)          ( 0.44)                --
 Distributions from net realized gains ......    ( 4.44)     ( 0.12)        ( 0.62)          ( 0.17)                --
                                               --------    --------      ---------        ---------        -----------
 Total Distributions ........................    ( 4.44)     ( 0.12)        ( 0.67)          ( 0.61)                --
                                               --------    --------      ---------        ---------        -----------
Net asset value, end of year ................  $  27.41    $  31.56      $   25.43        $   23.97        $     22.25
                                               ========    ========      =========        =========        ===========
Total Return (%) (a) ........................    ( 1.31)      24.68           9.04 (b)        10.71 (b)    5.40  (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) ........      1.97        1.97           1.97             1.97               1.97 (d)
  Without expenses waived/recovered (%) .....        --        2.02           2.08             2.23               2.69 (d)
 Net investment income (loss) to average
  daily net assets (%) ......................    (  .71)     (  .32)        (  .02)             .22                .44 (d)
 Portfolio turnover rate (%) (c) ............        67          78             71               50                 59
 Net assets, end of year ($ millions)........        10           8              7                6                  3



                                                            Class B Shares*
                                              ===========================================
                                                          For the Years Ended
                                                              October 31
                                              ===========================================
                                                  2000        1999           1998++
                                              =========== =========== ===================
Net asset value, beginning of year ..........  $  30.83    $  25.03      $     23.95
                                               --------    --------      -----------
Income from Investment Operations:
 Net investment income (loss) ...............    ( 0.43)     ( 0.30)          ( 0.16)
 Net realized and unrealized gain on
  investments ...............................      0.53        6.22             1.24
                                               --------    --------      -----------
 Total from Investment Operations ...........      0.10        5.92             1.08
                                               --------    --------      -----------
Less Distributions:
 Dividends from net investment income .......        --          --               --
 Distributions from net realized gains ......    ( 4.44)     ( 0.12)              --
                                               --------    --------      -----------
 Total Distributions ........................    ( 4.44)     ( 0.12)              --
                                               --------    --------      -----------
Net asset value, end of year ................  $  26.49    $  30.83      $     25.03
                                               ========    ========      ===========
Total Return (%) (a) ........................    ( 2.00)      23.70             4.51 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) ........      2.72        2.72             2.72 (d)
  Without expenses waived/recovered (%) .....        --        2.77      2.83  (d)
 Net investment income (loss) to average
  daily net assets (%) ......................    ( 1.46)     ( 1.04)          (  .71) (d)
 Portfolio turnover rate (%) (c) ............        67          78               71
 Net assets, end of year ($ millions)........         1        0.5              0.2



                                                                            Class C Shares*
                                              ===========================================================================
                                                                          For the Years Ended
                                                                              October 31
                                              ===========================================================================
                                                  2000        1999          1998            1997              1996+
                                              =========== =========== =============== ================ ==================
Net asset value, beginning of year ..........  $  30.83    $  25.03    $       23.73     $   22.12        $    21.11
                                               --------    --------    -------------     ---------        ----------
Income from Investment Operations:
 Net investment income (loss) ...............    ( 0.44)     ( 0.30)          ( 0.20)       ( 0.13)           ( 0.07)
 Net realized and unrealized gain on
  investments ...............................      0.53        6.22             2.12          2.25              1.08
                                               --------    --------    -------------     ---------        ----------
 Total from Investment Operations ...........      0.09        5.92             1.92          2.12              1.01
                                               --------    --------    -------------     ---------        ----------
Less Distributions:
 Dividends from net investment income .......        --          --               --        ( 0.34)               --
 Distributions from net realized gains ......    ( 4.44)     ( 0.12)          ( 0.62)       ( 0.17)               --
                                               --------    --------    -------------     ---------        ----------
 Total Distributions ........................    ( 4.44)     ( 0.12)          ( 0.62)       ( 0.51)               --
                                               --------    --------    -------------     ---------        ----------
Net asset value, end of year ................  $  26.48    $  30.83    $       25.03     $   23.73        $    22.12
                                               ========    ========    =============     =========        ==========
Total Return (%) (a) ........................    ( 2.04)      23.70      8.24  (b)            9.79 (b)          4.78 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) ........      2.72        2.72             2.72          2.72              2.72 (d)
  Without expenses waived/recovered (%) .....        --        2.77             2.83          2.98              3.44 (d)
 Net investment income (loss) to average
  daily net assets (%) ......................    ( 1.45)     ( 1.06)          (  .79)       (  .52)           (  .32) (d)
 Portfolio turnover rate (%) (c) ............        67          78               71            50                59
 Net assets, end of year ($ millions)........         8           7                6             4                 1



-------
* Per share amounts have been calculated using the monthly average share method.
+ For the period December 27, 1995 (commencement of Class A and Class C Shares) to October 31, 1996.
++ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b) These returns are calculated based on the published net asset value at October 31, 1997.
(c)  Not annualized.
(d)  Annualized.


                                 Prospectus 43

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Growth Equity Fund for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                              Growth Equity Fund




                                                                          Class A Shares*
                                              =======================================================================
                                                                        For the Years Ended
                                                                            October 31
                                              =======================================================================
                                                  2000        1999        1998          1997              1996+
                                              =========== =========== =========== ================ ==================
Net asset value, beginning of year ..........  $  43.44    $  28.82    $  23.77      $   17.74        $    14.29
                                               --------    --------    --------      ---------        ----------
Income from Investment Operations:
 Net investment loss ........................    ( 0.39)     ( 0.20)     ( 0.11)        ( 0.07)(a)        ( 0.03)
 Net realized and unrealized gain on
  investments ...............................     13.33       14.82        5.48           6.10              3.48
                                               --------    --------    --------      ---------        ----------
 Total from Investment Operations ...........     12.94       14.62        5.37           6.03              3.45
                                               --------    --------    --------      ---------        ----------
Less Distributions:
 Distributions from net realized gains ......    ( 5.47)         --      ( 0.32)            --                --
                                               --------    --------    --------      ---------        ----------
Net asset value, end of year ................  $  50.91    $  43.44    $  28.82      $   23.77        $    17.74
                                               ========    ========    ========      =========        ==========
Total Return (%) (b) ........................     31.04       50.73       22.84          33.99             24.14 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expense reimbursement (%) ............      1.19        1.24        1.38           1.61              1.65 (d)
  Without expense reimbursement (%) (a) .....        --          --          --           1.54              2.39 (d)
 Net investment loss to average daily net
  assets (%) ................................    (  .73)     (  .56)     (  .40)        (  .35)           (  .19) (d)
 Portfolio turnover rate (%) (c) ............       392         160          54             50                23
 Net assets, end of year ($ millions)........       135          67          40             24                12



                                                           Class B Shares*
                                              ==========================================
                                                         For the Years Ended
                                                              October 31
                                              ==========================================
                                                  2000        1999          1998++
                                              =========== =========== ==================
Net asset value, beginning of year ..........  $  42.17    $  28.18      $    24.33
                                               --------    --------      ----------
Income from Investment Operations:
 Net investment loss ........................    ( 0.77)     ( 0.47)         ( 0.23)
 Net realized and unrealized gain on
  investments ...............................     12.94       14.46            4.08
                                               --------    --------      ----------
 Total from Investment Operations ...........     12.17       13.99            3.85
                                               --------    --------      ----------
Less Distributions:
 Distributions from net realized gains ......    ( 5.47)         --              --
                                               --------    --------      ----------
Net asset value, end of year ................  $  48.87    $  42.17      $    28.18
                                               ========    ========      ==========
Total Return (%) (b) ........................     30.05       49.65           15.82 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expense reimbursement (%) ............      1.94        1.98            2.11 (d)
  Without expense reimbursement (%) (a) .....        --          --              --
 Net investment loss to average daily net
  assets (%) ................................    ( 1.48)     ( 1.30)         ( 1.10) (d)
 Portfolio turnover rate (%) (c) ............       392         160              54
 Net assets, end of year ($ millions)........        45          16               5



                                                                          Class C Shares*
                                              =======================================================================
                                                                        For the Years Ended
                                                                            October 31
                                              =======================================================================
                                                  2000        1999        1998          1997              1996+
                                              =========== =========== =========== ================ ==================
Net asset value, beginning of year ..........  $  42.15    $  28.18    $  23.42      $   17.61        $    14.29
                                               --------    --------    --------      ---------        ----------
Income from Investment Operations:
 Net investment loss ........................    ( 0.76)     ( 0.47)     ( 0.31)        ( 0.24)(a)        ( 0.15)
 Net realized and unrealized gain on
  investments ...............................     12.94       14.44        5.39           6.05              3.47
                                               --------    --------    --------      ---------        ----------
 Total from Investment Operations ...........     12.18       13.97        5.08           5.81              3.32
                                               --------    --------    --------      ---------        ----------
Less Distributions:
 Distributions from net realized gains ......    ( 5.47)         --      ( 0.32)            --                --
                                               --------    --------    --------      ---------        ----------
Net asset value, end of year ................  $  48.86    $  42.15    $  28.18      $   23.42        $    17.61
                                               ========    ========    ========      =========        ==========
Total Return (%) (b) ........................     30.09       49.57       21.93          32.99             23.23 (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expense reimbursement (%) ............      1.94        1.99        2.13           2.36              2.40 (d)
  Without expense reimbursement (%) (a) .....        --          --          --           2.29              3.14 (d)
 Net investment loss to average daily net
  assets (%) ................................    ( 1.48)     ( 1.31)     ( 1.15)        ( 1.14)           (  .96) (d)
 Portfolio turnover rate (%) (c) ............       392         160          54             50                23
 Net assets, end of year ($ millions)........       141          75          39             18                 5



-------
* Per share amounts have been calculated using the monthly average share method.
+ For the period November 16, 1995 (commencement of operations) to October 31, 1996.
++ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) The year ended October 31, 1997 includes payment of previously waived management fees to Heritage for Class A and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)  Not annualized.
(d)  Annualized.


                                 Prospectus 44

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Income-Growth Trust for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                              Income-Growth Trust




                                                                      Class A Shares
                                                ===========================================================
                                                                    For the Years Ended
                                                                       September 30
                                                ===========================================================
                                                   2000*       1999*       1998*       1997*        1996
                                                =========== =========== =========== =========== ===========
Net asset value, beginning of year ............  $  14.95    $  14.99    $  16.65    $  14.67    $  12.56
                                                 --------    --------    --------    --------    --------
Income from Investment Operations:
 Net investment income ........................      0.19        0.34        0.36        0.40        0.36
 Net realized and unrealized gain (loss) on
  investments .................................      0.51        0.57      ( 0.37)       3.45        2.35
                                                 --------    --------    --------    --------    --------
 Total from Investment Operations .............      0.70        0.91      ( 0.01)       3.85        2.71
                                                 --------    --------    --------    --------    --------
Less Distributions:
 Dividends from net investment income .........    ( 0.25)     ( 0.33)     ( 0.32)     ( 0.38)     ( 0.35)
 Distributions from net realized gains ........        --      ( 0.62)     ( 1.33)     ( 1.49)     ( 0.25)
                                                 --------    --------    --------    --------    --------
 Total Distributions ..........................    ( 0.25)     ( 0.95)     ( 1.65)     ( 1.87)     ( 0.60)
                                                 --------    --------    --------    --------    --------
Net asset value, end of year ..................  $  15.40    $  14.95    $  14.99    $  16.65    $  14.67
                                                 ========    ========    ========    ========    ========
Total Return (%) (a) ..........................      4.74        6.14      ( 0.34)      29.45       22.26
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets ............................      1.33        1.27        1.29        1.34        1.51
 Net investment income to
  average daily net assets ....................      1.27        2.19        2.24        2.65        2.66
 Portfolio turnover rate ......................        58          46          66          75          75
 Net assets, end of year ($ millions) .........        46          60          68          65          43



                                                             Class B Shares*
                                                ==========================================
                                                           For the Years Ended
                                                               September 30
                                                ==========================================
                                                    2000        1999           1998+
                                                =========== =========== ==================
Net asset value, beginning of year ............  $  14.76    $  14.82      $    15.62
                                                 --------    --------      ----------
Income from Investment Operations:
 Net investment income ........................      0.08        0.22            0.19
 Net realized and unrealized gain (loss) on
  investments .................................      0.50        0.56          ( 0.88)
                                                 --------    --------      ----------
 Total from Investment Operations .............      0.58        0.78          ( 0.69)
                                                 --------    --------      ----------
Less Distributions:
 Dividends from net investment income .........    ( 0.13)     ( 0.22)         ( 0.11)
 Distributions from net realized gains ........        --      ( 0.62)             --
                                                 --------    --------      ----------
 Total Distributions ..........................    ( 0.13)     ( 0.84)         ( 0.11)
                                                 --------    --------      ----------
Net asset value, end of year ..................  $  15.21    $  14.76      $    14.82
                                                 ========    ========      ==========
Total Return (%) (a) ..........................      3.95        5.32          ( 4.50) (b)
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets ............................      2.08        2.02      2.04  (c)
 Net investment income to
  average daily net assets ....................       .55        1.44      1.75  (c)
 Portfolio turnover rate ......................        58          46              66
 Net assets, end of year ($ millions) .........         4           7               6



                                                                      Class C Shares
                                                ===========================================================
                                                                    For the Years Ended
                                                                       September 30
                                                ===========================================================
                                                   2000*       1999*       1998*       1997*        1996
                                                =========== =========== =========== =========== ===========
Net asset value, beginning of year ............  $  14.76    $  14.82    $  16.49    $  14.57    $  12.51
                                                 --------    --------    --------    --------    --------
Income from Investment Operations:
 Net investment income ........................      0.08        0.22        0.25        0.28        0.26
 Net realized and unrealized gain (loss) on
  investments .................................      0.50        0.56      ( 0.38)       3.43        2.34
                                                 --------    --------    --------    --------    --------
 Total from Investment Operations .............      0.58        0.78      ( 0.13)       3.71        2.60
                                                 --------    --------    --------    --------    --------
Less Distributions:
 Dividends from net investment income .........    ( 0.13)     ( 0.22)     ( 0.21)     ( 0.30)     ( 0.29)
 Distributions from net realized gains ........        --      ( 0.62)     ( 1.33)     ( 1.49)     ( 0.25)
                                                 --------    --------    --------    --------    --------
 Total Distributions ..........................    ( 0.13)     ( 0.84)     ( 1.54)     ( 1.79)     ( 0.54)
                                                 --------    --------    --------    --------    --------
Net asset value, end of year ..................  $  15.21    $  14.76    $  14.82    $  16.49    $  14.57
                                                 ========    ========    ========    ========    ========
Total Return (%) (a) ..........................      3.95        5.32      ( 1.08)      28.49       21.37
Ratios (%)/ Supplemental Data:
 Operating expenses, net, to average
  daily net assets ............................      2.08        2.02        2.04        2.07        2.13
 Net investment income to
  average daily net assets ....................       .55        1.44        1.51        1.87        2.05
 Portfolio turnover rate ......................        58          46          66          75          75
 Net assets, end of year ($ millions) .........        16          26          31          21           6



-------
*    Per share amounts have been calculated using the average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to September 30, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.


                                 Prospectus 45

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Mid Cap Stock Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                               Mid Cap Stock Fund





                                                                        Class A Shares*
                                                           ==========================================
                                                                      For the Years Ended
                                                                           October 31
                                                           ==========================================
                                                               2000        1999           1998+
                                                           =========== =========== ==================
Net asset value, beginning of year .......................  $  16.56    $  14.28      $    14.29
                                                            --------    --------      ----------
Income from Investment Operations:
 Net investment loss .....................................    ( 0.24)     ( 0.18)         ( 0.15)
 Net realized and unrealized gain on investments .........      7.17        2.46            0.14
                                                            --------    --------      ----------
 Total from Investment Operations ........................      6.93        2.28          ( 0.01)
                                                            --------    --------      ----------
Less Distributions:
 Distributions from net realized gains ...................    ( 0.30)         --              --
                                                            --------    --------      ----------
Net asset value, end of year .............................  $  23.19    $  16.56      $    14.28
                                                            ========    ========      ==========
Total Return (%) (a) .....................................     42.30       15.97          ( 0.07) (b)
Ratios and Supplemental Data
 Expenses to average daily net assets ....................
  With expenses waived (%) ...............................      1.55        1.60            1.60 (c)
  Without expenses waived (%) ............................      1.63        1.70            1.86 (c)
 Net investment loss to average daily net assets (%) .....    ( 1.13)     ( 1.19)         (  .99) (c)
 Portfolio turnover rate (%) (b) .........................       265         192             129
 Net assets, end of year ($ millions) ....................        23          15              16



                                                                        Class B Shares*                   Class C Shares*
                                                           ========================================== =======================
                                                                      For the Years Ended               For the Years Ended
                                                                           October 31                       October 31
                                                           ========================================== =======================
                                                               2000        1999          1998++           2000        1999
                                                           =========== =========== ================== =========== ===========
Net asset value, beginning of year .......................  $  16.32    $  14.17      $    14.42       $  16.32    $  14.18
                                                            --------    --------      ----------       --------    --------
Income from Investment Operations:
 Net investment loss .....................................    ( 0.39)     ( 0.30)         ( 0.23)        ( 0.39)     ( 0.30)
 Net realized and unrealized gain on investments .........      7.03        2.45          ( 0.02)          7.04        2.44
                                                            --------    --------      ----------       --------    --------
 Total from Investment Operations ........................      6.64        2.15          ( 0.25)          6.65        2.14
                                                            --------    --------      ----------       --------    --------
Less Distributions:
 Distributions from net realized gains ...................    ( 0.30)         --              --         ( 0.30)         --
                                                            --------    --------      ----------       --------    --------
Net asset value, end of year .............................  $  22.66    $  16.32      $    14.17       $  22.67    $  16.32
                                                            ========    ========      ==========       ========    ========
Total Return (%) (a) .....................................     41.13       15.17          ( 1.73) (b)     41.19       15.09
Ratios and Supplemental Data
 Expenses to average daily net assets ....................
  With expenses waived (%) ...............................      2.30        2.35      2.35  (c)            2.30        2.35
  Without expenses waived (%) ............................      2.38        2.45      2.61  (c)            2.38        2.45
 Net investment loss to average daily net assets (%) .....    ( 1.87)     ( 1.94)         ( 1.85) (c)    ( 1.88)     ( 1.95)
 Portfolio turnover rate (%) (b) .........................       265         192             129            265         192
 Net assets, end of year ($ millions) ....................         4           2               2             12           9



                                                            Class C Shares*
                                                           ==================
                                                           For the Years Ended
                                                               October 31
                                                           ==================
                                                                  1998+
                                                           ==================
Net asset value, beginning of year .......................    $    14.29
                                                              ----------
Income from Investment Operations:
 Net investment loss .....................................        ( 0.25)
 Net realized and unrealized gain on investments .........          0.14
                                                              ----------
 Total from Investment Operations ........................        ( 0.11)
                                                              ----------
Less Distributions:
 Distributions from net realized gains ...................            --
                                                              ----------
Net asset value, end of year .............................    $    14.18
                                                              ==========
Total Return (%) (a) .....................................        ( 0.77) (b)
Ratios and Supplemental Data
 Expenses to average daily net assets ....................
  With expenses waived (%) ...............................          2.35 (c)
  Without expenses waived (%) ............................          2.61 (c)
 Net investment loss to average daily net assets (%) .....        ( 1.75) (c)
 Portfolio turnover rate (%) (b) .........................           129
 Net assets, end of year ($ millions) ....................             9



-------
* Per share amounts have been calculated using the monthly average share method.
+ For the period November 6, 1997 (commencement of operations) to October 31, 1998.
++ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.

                                 Prospectus 46

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Small Cap Stock Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                             Small Cap Stock Fund






                                                                    Class A Shares*
                                              ===========================================================
                                                                  For the Years Ended
                                                                      October 31
                                              ===========================================================
                                                  2000        1999        1998        1997        1996
                                              =========== =========== =========== =========== ===========
Net asset value, beginning of year ..........  $  23.21    $  22.62    $   30.39   $  24.08    $  18.86
                                               --------    --------    ---------   --------    --------
Income from Investment Operations:
 Net investment loss ........................    ( 0.12)     ( 0.04)      ( 0.06)    ( 0.02)     ( 0.05)
 Net realized and unrealized gain (loss)
  on investments ............................      6.08        0.63       ( 5.98)      8.21        6.12
                                               --------    --------    ---------   --------    --------
 Total from Investment Operations ...........      5.96        0.59       ( 6.04)      8.19        6.07
                                               --------    --------    ---------   --------    --------
Less Distributions:
 Dividends from net investment income .......        --          --           --         --      ( 0.01)
 Distributions from net realized gains ......        --          --       ( 1.73)    ( 1.88)     ( 0.84)
                                               --------    --------    ---------   --------    --------
 Total Distributions ........................        --          --       ( 1.73)    ( 1.88)     ( 0.85)
                                               --------    --------    ---------   --------    --------
Net asset value, end of year ................  $  29.17    $  23.21    $   22.62   $  30.39    $  24.08
                                               ========    ========    =========   ========    ========
Total Return (%) (a) ........................     25.68        2.61       (20.96)     36.68       33.18
Ratios and Supplemental Data
 Expenses to average daily net
  assets (%) ................................      1.30        1.26         1.22       1.25        1.41
 Net investment loss to average daily net
  assets (%) ................................    (  .44)     (  .18)      (  .22)    (  .09)     (  .21)
 Portfolio turnover rate (%) (b) ............        85          42           52         54          80
 Net assets, end of year ($ million).........       107         125          174        222          96



                                                           Class B Shares*
                                              =========================================
                                                         For the Years Ended
                                                             October 31
                                              =========================================
                                                  2000        1999          1998+
                                              =========== =========== =================
Net asset value, beginning of year ..........  $  22.41    $  22.00      $    27.98
                                               --------    --------      ----------
Income from Investment Operations:
 Net investment loss ........................    ( 0.33)     ( 0.22)         ( 0.20)
 Net realized and unrealized gain (loss)
  on investments ............................      5.89        0.63          ( 5.78)
                                               --------    --------      ----------
 Total from Investment Operations ...........      5.56        0.41          ( 5.98)
                                               --------    --------      ----------
Less Distributions:
 Dividends from net investment income .......        --          --              --
 Distributions from net realized gains ......        --          --              --
                                               --------    --------      ----------
 Total Distributions ........................        --          --              --
                                               --------    --------      ----------
Net asset value, end of year ................  $  27.97    $  22.41      $    22.00
                                               ========    ========      ==========
Total Return (%) (a) ........................     24.81        1.86          (21.37)(b)
Ratios and Supplemental Data
 Expenses to average daily net
  assets (%) ................................      2.05        2.01            1.98 (c)
 Net investment loss to average daily net
  assets (%) ................................    ( 1.19)     (  .95)         (  .93)(c)
 Portfolio turnover rate (%) (b) ............        85          42              52
 Net assets, end of year ($ million).........        10           9               9



                                                                    Class C Shares*
                                              ===========================================================
                                                                  For the Years Ended
                                                                      October 31
                                              ===========================================================
                                                  2000        1999        1998        1997        1996
                                              =========== =========== =========== =========== ===========
Net asset value, beginning of year ..........  $  22.42    $  22.01    $   29.83   $  23.84    $  18.79
                                               --------    --------    ---------   --------    --------
Income from Investment Operations:
 Net investment loss ........................    ( 0.32)     ( 0.22)      ( 0.26)    ( 0.23)     ( 0.22)
 Net realized and unrealized gain (loss)
  on investments ............................      5.88        0.63       ( 5.83)      8.10        6.11
                                               --------    --------    ---------   --------    --------
 Total from Investment Operations ...........      5.56        0.41       ( 6.09)      7.87        5.89
                                               --------    --------    ---------   --------    --------
Less Distributions:
 Dividends from net investment income .......        --          --           --         --          --
 Distributions from net realized gains ......        --          --       ( 1.73)    ( 1.88)     ( 0.84)
                                               --------    --------    ---------   --------    --------
 Total Distributions ........................        --          --       ( 1.73)    ( 1.88)     ( 0.84)
                                               --------    --------    ---------   --------    --------
Net asset value, end of year ................  $  27.98    $  22.42    $   22.01   $  29.83    $  23.84
                                               ========    ========    =========   ========    ========
Total Return (%) (a) ........................     24.80        1.86       (21.55)     35.63       32.22
Ratios and Supplemental Data
 Expenses to average daily net
  assets (%) ................................      2.05        2.01         1.97       2.00        2.13
 Net investment loss to average daily net
  assets (%) ................................    ( 1.18)     (  .94)      (  .96)    (  .85)     (  .94)
 Portfolio turnover rate (%) (b) ............        85          42           52         54          80
 Net assets, end of year ($ million).........        51          61           84         90          25



-------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to October 31, 1998.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.


                                 Prospectus 47

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Technology Fund outstanding for the period indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the period presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.


                                Technology Fund





                                                                  Class A Shares*       Class B Shares*       Class C Shares*
                                                               ===================== ===================== =====================
                                                                For the Period Ended  For the Period Ended  For the Period Ended
                                                                     October 31            October 31            October 31
                                                               ===================== ===================== =====================
                                                                       2000+                 2000+                 2000+
                                                               ===================== ===================== =====================
Net asset value, beginning of period .........................       $  14.29              $  14.29              $  14.29
                                                                     --------              --------              --------
Income from Investment Operations:
 Net investment loss .........................................         ( 0.26)               ( 0.40)               ( 0.40)
 Net realized and unrealized gain on investments .............           3.40                  3.42                  3.41
                                                                     --------              --------              --------
 Total from Investment Operations ............................           3.14                  3.02                  3.01
                                                                     --------              --------              --------
Net asset value, end of period ...............................       $  17.43              $  17.31              $  17.30
                                                                     ========              ========              ========
Total Return (%) (a) (b) .....................................          21.97                 21.13                 21.06
Ratios and Supplemental Data
 Expenses to average daily net assets (%) (c) ................           1.62                  2.37                  2.37
 Net investment loss to average daily net assets (%) (c) .....         ( 1.37)               ( 2.12)               ( 2.12)
 Portfolio turnover rate (%) (b) .............................            441                   441                   441
 Net assets, end of period ($ millions) ......................             65                    24                    40



-------
* Per share amounts have been calculated using the monthly average share method.
+ For the period November 18, 1999 (commencement of operations) to October 31, 2000.
(a) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)  Not annualized.
(c)  Annualized.


                                 Prospectus 48

Financial Highlights
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     The following table is intended to help you understand the performance of the Class A shares, Class B shares and Class C shares of the Value Equity Fund outstanding for the periods indicated. Certain information reflects financial results for a single Class A share, Class B share or Class C share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). The information in this table for the periods presented has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, whose report, along with the fund's financial statements, is included in the statement of additional information, which is available upon request.

                               Value Equity Fund



                                                                           Class A Shares*
                                                   ================================================================
                                                                         For the Years Ended
                                                                              October 31
                                                   ================================================================
                                                       2000        1999        1998          1997           1996
                                                   =========== =========== =========== ================ ===========
Net asset value, beginning of year ...............  $  18.33    $  18.56    $  24.27      $   20.27      $  18.00
                                                    --------    --------    --------      ---------      --------
Income from Investment Operations:
 Net investment income (loss) ....................      0.21        0.12        0.15           0.22 (a)      0.17
 Net realized and unrealized gain (loss) on
  investments ....................................      2.48      ( 0.07)     ( 0.76)          5.23          2.76
                                                    --------    --------    --------      ---------      --------
 Total from Investment Operations ................      2.69        0.05      ( 0.61)          5.45          2.93
                                                    --------    --------    --------      ---------      --------
Less Distributions:
 Dividends from net investment income ............    ( 0.11)     ( 0.16)     ( 0.20)        ( 0.15)       ( 0.11)
 Distributions from net realized gains ...........    ( 0.42)     ( 0.12)     ( 4.90)        ( 1.30)       ( 0.55)
                                                    --------    --------    --------      ---------      --------
 Total Distributions .............................    ( 0.53)     ( 0.28)     ( 5.10)        ( 1.45)       ( 0.66)
                                                    --------    --------    --------      ---------      --------
Net asset value, end of year .....................  $  20.49    $  18.33    $  18.56      $   24.27      $  20.27
                                                    ========    ========    ========      =========      ========
Total Return (%) (b) .............................     15.13        0.24      ( 3.52)         28.69         16.59
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .............      1.45        1.45        1.45           1.61          1.65
  Without expenses waived/recovered (%) ..........      1.72        1.70        1.58           1.53 (a)      1.99
 Net investment income (loss) to average daily
  net assets (%) .................................      1.14         .63         .74            .96           .89
 Portfolio turnover rate (c) .....................        95         137         132            155           129
 Net assets, end of year ($ millions) ............        13          15          18             19            15



                                                                Class B Shares*
                                                   ==========================================
                                                              For the Years Ended
                                                                   October 31
                                                   ==========================================
                                                       2000        1999           1998+
                                                   =========== =========== ==================
Net asset value, beginning of year ...............  $  18.06    $  18.29      $    19.60
                                                    --------    --------      ----------
Income from Investment Operations:
 Net investment income (loss) ....................      0.07      ( 0.02)           0.02
 Net realized and unrealized gain (loss) on
  investments ....................................      2.45      ( 0.08)         ( 1.33)
                                                    --------    --------      ----------
 Total from Investment Operations ................      2.52      ( 0.10)         ( 1.31)
                                                    --------    --------      ----------
Less Distributions:
 Dividends from net investment income ............        --      ( 0.01)             --
 Distributions from net realized gains ...........    ( 0.42)     ( 0.12)             --
                                                    --------    --------      ----------
 Total Distributions .............................    ( 0.42)     ( 0.13)             --
                                                    --------    --------      ----------
Net asset value, end of year .....................  $  20.16    $  18.06      $    18.29
                                                    ========    ========      ==========
Total Return (%) (b) .............................     14.28      ( 0.56)         ( 6.68) (c)
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .............      2.20        2.20            2.20 (d)
  Without expenses waived/recovered (%) ..........      2.47        2.45            2.33 (d)
 Net investment income (loss) to average daily
  net assets (%) .................................       .40      (  .13)            .15 (d)
 Portfolio turnover rate (c) .....................        95         137             132
 Net assets, end of year ($ millions) ............         1           1               1



                                                                           Class C Shares*
                                                   ================================================================
                                                                         For the Years Ended
                                                                              October 31
                                                   ================================================================
                                                       2000        1999        1998          1997           1996
                                                   =========== =========== =========== ================ ===========
Net asset value, beginning of year ...............  $  18.06    $  18.28    $  23.98      $   20.06      $  17.92
                                                    --------    --------    --------      ---------      --------
Income from Investment Operations:
 Net investment income (loss) ....................      0.07      ( 0.02)         --           0.05 (a)      0.02
 Net realized and unrealized gain (loss) on
  investments ....................................      2.45      ( 0.07)     ( 0.75)          5.20          2.74
                                                    --------    --------    --------      ---------      --------
 Total from Investment Operations ................      2.52      ( 0.09)     ( 0.75)          5.25          2.76
                                                    --------    --------    --------      ---------      --------
Less Distributions:
 Dividends from net investment income ............        --      ( 0.01)     ( 0.05)        ( 0.03)       ( 0.07)
 Distributions from net realized gains ...........    ( 0.42)     ( 0.12)     ( 4.90)        ( 1.30)       ( 0.55)
                                                    --------    --------    --------      ---------      --------
 Total Distributions .............................    ( 0.42)     ( 0.13)     ( 4.95)        ( 1.33)       ( 0.62)
                                                    --------    --------    --------      ---------      --------
Net asset value, end of year .....................  $  20.16    $  18.06    $  18.28      $   23.98      $  20.06
                                                    ========    ========    ========      =========      ========
Total Return (%) (b) .............................     14.28      ( 0.50)     ( 4.27)         27.79         15.65
Ratios and Supplemental Data
 Expenses to average daily net assets
  With expenses waived/recovered (%) .............      2.20        2.20        2.20           2.36          2.40
  Without expenses waived/recovered (%) ..........      2.47        2.45        2.33           2.28 (a)      2.74
 Net investment income (loss) to average daily
  net assets (%) .................................       .40      (  .12)     (  .01)           .21           .13
 Portfolio turnover rate (c) .....................        95         137         132            155           129
 Net assets, end of year ($ millions) ............        12          12          14             13            10



-------
* Per share amounts have been calculated using the monthly average share method.
+ For the period January 2, 1998 (commencement of Class B Shares) to August 31, 1998.
(a) The year ended October 31, 1997 includes payment of previously waived management fees to Heritage for Class A and C Shares.
(b) These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c) Not annualized.
(d)  Annualized


                                 Prospectus 49

[HERITAGE LOGO]          Heritage Family of Funds
                         Account Application
                         P. O. Box 33022, St. Petersburg, FL 33733


                          [ ] Link to existing Account # _________________      [ ]Assign New Account #
                              (Indicate fund in Fund Selection section below)

--------------------------------------------------------------------------------
     Account Registration
--------------------------------------------------------------------------------


 [ ] Individual     [ ] Joint Tenant with Right of Survivorship     [ ] Gift to Minor
 [ ] Trust          [ ] Foundation or Exempt Organization           [ ] Association,
                                                                    Partnership or other
                                                                    organization
 [ ] Corporation (Attach corporate resolution)



-------------------------------------------   ----------------------------------
Name of account owner                         Social Security or Taxpayer ID #

-------------------------------------------   ----------------------------------
Joint owner/Trustee/Custodian                 Joint owner's social security #

-------------------------------------------   ----------------------------------
Joint owner/Trustee                           Date of birth of first named owner

-------------------------------------------   ----------------------------------
Street address                                Daytime phone number

-------------------------------------------   ----------------------------------
Street address                                Are you a U.S. citizen?                                 [ ] Yes [ ] No

-------------------------------------------   If no, country of residence ______________________
City, State and ZIP                           Are you an employee of the Distributor or
                                              participating broker-dealer as defined in the
                                              Prospectus?  [ ] Yes [ ] No

--------------------------------------------------------------------------------
Fund Selection ($1,000 minimum initial investment unless participating in an automatic investment plan)
--------------------------------------------------------------------------------

                                                                                    Pay dividends   Pay capital
                 Fund name                      Share class    Investment amount         in:         gains in:
                                             A       B     C                        Shares   Cash   Shares   Cash
      Heritage Series Trust:
[ ]   Aggressive Growth Fund                 [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Eagle International Equity Portfolio   [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Growth Equity Fund                     [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Mid Cap Stock Fund                     [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Small Cap Stock Fund                   [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Technology Fund                        [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Value Equity Fund                      [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Heritage Capital Appreciation Trust    [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Heritage Income-Growth Trust           [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
      Heritage Income Trust:
[ ]   High Yield Bond Fund                   [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Intermediate Government Fund           [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
      Heritage Cash Trust:
[ ]   Money Market Fund                      [ ]   [ ]   [ ]   $                      [ ]    [ ]      [ ]    [ ]
[ ]   Municipal Money Market Fund            [ ]   N/A   N/A   $                      [ ]    [ ]      [ ]    [ ]
                                                                                   If none checked, all reinvested in
                                                                                   shares.
TOTAL INVESTMENT                                               $

--------------------------------------------------------------------------------
Signatures and Taxpayer Identification Certification
--------------------------------------------------------------------------------
Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read a current prospectus for each fund in which I am investing and understand that its terms are incorporated by reference into this application. I understand that certain redemptions may be subject to a contingent deferred sales load. I agree that the Fund, Heritage, Distributor and their Trustees, directors, officers and employees will not be held liable for any loss, liability, damage, or expense for relying upon this application or any instructions including telephone instructions they reasonably believe are authentic. If a taxpayer identification number is not provided and certified, all dividends paid will be subject to 31% Federal backup withholding.


Taxpayer Identification Number Certification

Under penalties of perjury, I certify that:


1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);

2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3. I am a U.S. person (includes a U.S. resident alien).


You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


X _____________________________   X____________________________
  Signature              Date      Signature              Date

--------------------------------------------------------------------------------
Dealer Information
--------------------------------------------------------------------------------
We hereby authorize the Distributor to act as our agent in connection with transactions under this authorization form and agree to notify the Distributor of any purchases made under a Letter of Intent or Right of Accumulation. We guarantee the signatures on this application and the legal capacity of the signers.
If a Systematic Withdrawal Plan is being established, we believe that the amount to be withdrawn is reasonable in light of the investor's circumstances and we recommend establishment of the account.

---------------------------------   -----------------  -------------------------
Representative's name               Branch number      Representative's number

---------------------------------   --------------------------------------------
Dealer name                         Branch office location


---------------------------------   --------------------------------------------
Main office address                 Branch phone number

                                    X
---------------------------------   --------------------------------------------
City, State and ZIP                 Authorized representative's signature

--------------------------------------------------------------------------------
Telephone Transactions
--------------------------------------------------------------------------------
You may redeem shares by calling Heritage and requesting that proceeds be sent to your address of record or the bank account listed in the Bank Account Information section below. We will withdraw up to $50,000 from your account and mail it to your address of record provided that address has not been changed in the last 30 days.

You may also exchange between the same class shares of like-registered accounts in any of the Heritage Mutual Funds by calling Heritage and requesting this service. Please see the prospectus for certain requirements for exchanging shares between funds.

If you DO NOT want to be able to process redemptions and exchanges via telephone order, please check here: [ ]

[HERITAGE LOGO]


                            Heritage Family of Funds
                            Account Option Enrollment
                                                       Fund ____________________

Complete and attach to application (for new
accounts) to select the following
account options.                                       Acct#____________________

--------------------------------------------------------------------------------
Direct Payment Plan Enrollment
--------------------------------------------------------------------------------

-------
ATTACH
VOIDED
CHECK
HERE
-------
           This feature will allow you to initiate investment and redemption transactions by calling Heritage. Please attach a voided check. We can not accept a temporary check and can only accept deposit slips from savings accounts. Please allow 30 days for these programs to start.


Bank Account Information


Provide bank checking account information if you wish to link your bank account to your Heritage Fund Account for buying Fund shares or directing redemption proceeds.


-------------------------   ----------------------------------------------------
Bank name                   Bank account registration


-------------------------   ----------------------------------------------------
Address                     Bank account number  [ ] Checking  [ ] Savings


-------------------------   ----------------------------------------------------
City, State and ZIP         Bank Phone Number Bank routing (ABA) number (from
                            your bank)


By selecting the Electronic Fund Transfer option, I hereby authorize Heritage Asset Management to initiate credit and debit entries to my (our) account at the Financial Institution indicated and for the Financial Institution to credit or debit the same to such account through the Automated Clearing House (ACH) system subject to the rules of the Financial Institution and the Fund. Heritage Asset Management may correct any transaction error with a debit or credit to my Financial Institution account and/or the Fund account. This authorization, including any credit or debit entries initiated thereunder, is in full force and effect until I notify Heritage Asset Management of its revocation by telephone or in writing and Heritage Asset Management has had sufficient time to act on it.

X                           X
  ------------------------    --------------------------------------------------

 Signature on bank account               Signature on bank account


Automatic Investing



You can instruct us to regularly transfer funds from a specified bank checking account to your Heritage Fund account. This transfer will be effected by either an electronic transfer or by a paper draft. There is a minimum monthly investment of $50.



                     Transfer
                       Date             Frequency (check one)
                    5th   15th                          Semi-
Fund    Amount                   Monthly   Quarterly   Annual   Annual
______  $________  [ ]    [ ]       [ ]         [ ]      [ ]      [ ]
______  $________  [ ]    [ ]       [ ]         [ ]      [ ]      [ ]
______  $________  [ ]    [ ]       [ ]         [ ]      [ ]      [ ]
                               Choose one or both


Systematic Withdrawal Plan (SWP)



You can receive monthly, quarterly, semiannual, or annual payments from your account. The payments can be sent to you at your address of record, to an account at a bank or other financial institution, or to another person you designate (with proper authorization). You may send checks to more than one place. If you begin a SWP, you may redeem up to 12% annually of your current account value without incurring a contingent deferred sales load.



----------------------------------
Fund for Withdrawal


Day of month (choose one): [ ] 1st   [ ] 5th    [ ] 10th    [ ] 20th


Frequency (choose one):   [ ] Monthly  [ ] Quarterly  [ ] SemiAnnual  [ ] Annual



Send payment to:                 Amount


[ ] My address of record.     $__________________     __________________________
                                                      Payee name

[ ] The bank account listed in the Bank
    Account Information section below.
    (When possible this transaction will be           __________________________
    affected by Electronic Funds Transfer.) $____     Payee account number
                                                      (if applicable)

[ ] The payee listed at the right. (If you            __________________________
    have more than one payee, please                  Payee address
    attach a separate sheet indicating the  $____
    amount to be sent to each.)
                                                      __________________________
                                                      City, State and ZIP


                 Please Remember to Sign the back of this Form.

--------------------------------------------------------------------------------
Reduced Sales Charges
--------------------------------------------------------------------------------


Statement of Intent
If you agree in advance to invest at least $25,000 in Class A Shares of Heritage Mutual Funds other than Heritage Cash Trust within 13 months, you will pay a reduced sales charge on those investments. Investments made up to 90 days before adopting this agreement are eligible for this discount. All prior investments can be applied toward meeting the investment requirement.



[ ] I agree to invest at least the amount selected below over a 13-month period
    beginning   /  /   . I understand that an additional sales charge must be
    paid if I do not complete this Statement of Intent.


[ ] $25,000  [ ] $50,000  [ ] $100,000  [ ] $250,000 [ ] $500,000 [ ] $1,000,000


Right of Accumulation


If you, your spouse, or your minor children own shares in other Heritage Mutual Funds, you may qualify for a reduced sales charge. Class A shares of Heritage Cash Trust are not eligible unless purchased by exchange from another Heritage Mutual Fund. These shares can be credited to a Statement of Intent.


[ ] I qualify for the Right of Accumulation. Please link the following Heritage accounts.

--------------------------------                 -------------------------------
Fund/Account Number                              Fund/Account Number



--------------------------------                 -------------------------------
Fund/Account Number                              Fund/Account Number


--------------------------------------------------------------------------------
Other Options
--------------------------------------------------------------------------------

Automatic Exchange
You can instruct us to periodically exchange funds from one Heritage Mutual Fund to a like-registered account in the same class of another Heritage Mutual Fund.


Frequency (choose one):  [ ] Monthly [ ] Quarterly [ ] Semiannual [ ] Annual

Day of month (choose one): [ ] 1st   [ ] 5th    [ ] 10th    [ ] 20th

Fund and Class to exchange from   Fund and Class to exchange to    Amount

________________________________  ______________________________   $____________

________________________________  ______________________________   $____________

________________________________  ______________________________   $____________


Directed Dividends

You can direct the dividend payments from one Heritage Mutual Fund into a like-registered account in the same class of another Heritage Mutual Fund. In the Fund Selection above, check the box for cash dividends.


From Fund/Class                   To Fund/Class

-------------------------------   ---------------------------------

-------------------------------   ---------------------------------


--------------------------------------------------------------------------------
Client Signature
--------------------------------------------------------------------------------
All account owners must sign and Medallion Signature Guarantee is required if payments are routed to other than the registered owner at the address of record or the withdrawal is greater than $50,000.


X ___________________________________        X _________________________________
 Signature          Date                       Signature           Date

                              FOR MORE INFORMATION

          More information on the funds is available free upon request, including the following:

   Annual/Semiannual Reports. Provides additional information about the funds' investments, describes each fund's performance, and contains letters from the fund managers discussing recent market conditions, economic trends and fund strategies that significantly affect the fund's
                         performance during that period.


Statement of Additional Information (SAI). Provides more details about each fund and its policies. A current SAI is on file with the Securities and Exchange
          Commission and is incorporated herein by reference (meaning it is legally considered part of this prospectus).


    To obtain information or make an inquiry, contact Heritage Mutual Funds:

                       By mail:        880 Carillon Parkway
                                       St. Petersburg, Florida 33716

                       By telephone:   (800) 421-4184

                       By Internet:    www.heritagefunds.com

                                   [GRAPHIC]

These documents and other information about the funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington,
 D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 942-8090. Reports and other information about the funds may be viewed on-screen or downloaded from the EDGAR Database on SEC's
    Internet web site at http://www.sec.gov. Copies of these documents may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's
             Public Reference Section, Washington, D.C. 20549-0102.


 To eliminate unnecessary duplication, only one copy of the prospectus or other shareholder reports may be sent to shareholders with the same mailing address. However, if you wish to receive a copy of the prospectus or other shareholder reports for each shareholder with the same mailing address, you should call
      1-800-421-4184 or send an e-mail to: Heritage@heritagefunds.rjf.com.

   The funds' Investment Company and Securities Act registration numbers are:

     Heritage Capital Appreciation Trust       811-4338         2-98634
     Heritage Income-Growth Trust              811-4767         33-7559
     Heritage Series Trust                     811-7470        33-57986

No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.


130M 12/00


(HERITAGE          Raymond James & Associates, Inc.,
LOGO GOES                     Distributor
HERE)             Member New York Stock Exchange/SIPC
                P.O. Box 33022, St. Petersburg, FL 33733
                     727-573-8143  o  800-421-4184

================================================================================
  Address Service Requested

                       STATEMENT OF ADDITIONAL INFORMATION

                              HERITAGE EQUITY FUNDS

    O     AGGRESSIVE GROWTH FUND                O     INCOME-GROWTH TRUST
    O     CAPITAL APPRECIATION TRUST            O     MID CAP STOCK FUND
    O     EAGLE INTERNATIONAL EQUITY            O     SMALL CAP STOCK FUND
          PORTFOLIO                             O     TECHNOLOGY FUND
    O     GROWTH EQUITY FUND                    O     VALUE EQUITY FUND



      This Statement of Additional Information ("SAI") dated January 2, 2001, should be read in conjunction with the Prospectus dated January 2, 2001, describing the Class A, Class B and Class C shares the Capital Appreciation Trust, the Income-Growth Trust and the Heritage Series Trust, including its seven series, the Aggressive Growth Fund, the Eagle International Equity Portfolio, the Growth Equity Fund, the Mid Cap Stock Fund, the Small Cap Stock Fund, the Technology Fund and the Value Equity Fund (each a "fund" and, collectively, the "funds").


      This SAI is not a prospectus itself. To receive a copy of the funds' Prospectus, write to Heritage Asset Management, Inc. ("Heritage") at the address below or call (800) 421-4184.

                         HERITAGE ASSET MANAGEMENT, INC.
               880 Carillon Parkway, St. Petersburg, Florida 33716

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----

I. GENERAL INFORMATION.......................................................1
      A. History.............................................................1
      B. Classification and Structure........................................1

II. INVESTMENT INFORMATION...................................................1
      A. Investment Policies and Strategies..................................1
      B. Industry Classifications...........................................19

III. INVESTMENT LIMITATIONS.................................................20
      A. Fundamental Investment Policies....................................20
      B. Fundamental Policies Unique to Eagle International.................22
      C. Fundamental Policies Unique to Income-Growth.......................22
      D. Non-Fundamental Investment Policies................................22
      E. Non-Fundamental Policies Unique to Capital Appreciation............23
      F. Non-Fundamental Policies Unique to Small Cap.......................23

IV. NET ASSET VALUE.........................................................24

V. PERFORMANCE INFORMATION..................................................25

VI. INVESTING IN THE FUNDS..................................................28
      A. Systematic Investment Options......................................28
      B. Retirement Plans...................................................29
      C. Class A Combined Purchase Privilege (Right of Accumulation)........30
      D. Class A Statement of Intention.....................................30

VII. REDEEMING SHARES.......................................................31
      A. Systematic Withdrawal Plan.........................................31
      B. Telephone Transactions.............................................32
      C. Redemptions in Kind................................................32
      D. Receiving Payment..................................................32

VIII. EXCHANGE PRIVILEGE....................................................33

IX. CONVERSION OF CLASS B SHARES............................................34

X. TAXES....................................................................34

XI. SHAREHOLDER INFORMATION.................................................38

XII. FUND INFORMATION.......................................................38
      A. Management of the Funds............................................38
      B. Five Percent Shareholders..........................................41
      C. Investment Advisers and Administrator; Subadvisers.................41
      D. Brokerage Practices................................................45
      E. Distribution of Shares.............................................48
      F. Administration of the Funds........................................50
      G. Potential Liability................................................51

APPENDIX A - FUND INVESTMENT TABLE.........................................A-1

APPENDIX B - COMMERCIAL PAPER / CORPORATE DEBT RATINGS.....................B-1

REPORTS OF THE INDEPENDENT ACCOUNTANTS & FINANCIAL STATEMENTS..............C-1

I.    GENERAL INFORMATION
      -------------------

A.    HISTORY
      -------

      The Heritage Capital Appreciation Trust ("Capital Appreciation"), the Heritage Income-Growth Trust ("Income-Growth") and the Heritage Series Trust
("Series Trust") (collectively, the "Trusts") each was established as a Massachusetts business trust under a Declaration of Trust dated June 21, 1985, July 25, 1986, and October 28, 1992, respectively.

      B.    CLASSIFICATION AND STRUCTURE
            ----------------------------


      Each Trust is a registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Capital Appreciation and Income-Growth each offers shares through a single investment portfolio. Series Trust currently offers its shares through seven separate investment portfolios: the Aggressive Growth Fund ("Aggressive Growth"), the Eagle International Equity Portfolio ("Eagle International"), the Growth Equity Fund ("Growth Equity"), the Mid Cap Stock Fund ("Mid Cap") (prior to January 3, 2000, named the Mid Cap Growth Fund), the Small Cap Stock Fund ("Small Cap"), the Technology Fund ("Technology Fund") and the Value Equity Fund ("Value Equity"). Each fund currently offers three classes of shares, Class A shares sold subject to a 4.75% maximum front-end sales charge ("Class A shares"), Class B shares sold subject to a 5% maximum contingent deferred sales charge ("CDSC"), declining over a six-year period ("Class B shares") and Class C shares, sold subject to a 1% CDSC ("Class C shares"). Eagle International also offers Eagle Class shares, which are not covered in this SAI. To obtain more information about Eagle Class shares, call (800) 237-3101.

      Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.


      The Technology Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not restricted by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. The Technology Fund's investments are limited, however, to allow it to qualify as a "regulated investment company" under current tax law. See "Taxes" for more information. To the extent that the fund assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

II.   INVESTMENT INFORMATION
      ----------------------

      A.    INVESTMENT POLICIES AND STRATEGIES
            ----------------------------------

      This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective, the strategies it may employ and the corresponding risks of such securities and strategies. In general, each fund invests at least 65% of its total assets in equity securities, common stocks, income-producing securities or foreign securities. The remainder of a fund's assets may be invested in the securities specified below. At APPENDIX A you will find a FUND INVESTMENT TABLE that provides information regarding the extent to which each fund may invest in a specific security or instrument. For more information on a fund's principal strategies and risks, please see the funds' prospectus.

      EQUITY SECURITIES:

      COMMON STOCKS. Each fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.


      CONVERTIBLE SECURITIES. Each fund may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of "Investment Grade/Lower Rated Securities" for additional information.

      PREFERRED STOCK. Each fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.


      REAL ESTATE INVESTMENT TRUSTS ("REITS"). Each fund may invest in REITs. REITs include equity, mortgage and hybrid REITs. Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify as a pass-through entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.


      WARRANTS AND RIGHTS. Each fund may purchase warrants and rights, which are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock. Aggressive Growth, Eagle International, Growth Equity, Mid Cap, Small Cap and Value Equity currently do not intend to invest more than 5% of their respective net assets in warrants. Eagle International also may invest in warrants or rights it acquired as part of a unit or attached to securities at the time of purchase without limitation.

      DEBT SECURITIES:

      DEBT SECURITIES. Each fund may invest in debt securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.


      CORPORATE DEBT OBLIGATIONS. Eagle International, Income-Growth and Mid Cap may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. The funds invest primarily in investment grade non-convertible corporate debt. Income-Growth and Mid Cap may invest no more than 10% and 5%, respectively, of their respective assets in below investment grade non-convertible corporate debt obligations. Please see the discussion of "Investment Grade/Lower Rated Securities" for additional information.


      INVESTMENT GRADE/LOWER RATED SECURITIES:

      INVESTMENT GRADE SECURITIES. Each fund may invest in securities rated investment grade. Investment grade securities include securities rated BBB or above by Standard & Poor's ("S&P"), or Baa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are deemed to be of comparable quality by a fund's subadviser. Securities rated in the lowest category of investment grade are considered to have speculative characteristics and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade bonds. Each fund may retain a security that has been downgraded below investment grade if, in the opinion of its subadviser, it is in the fund's best interest.

      LOWER RATED / HIGH-YIELD SECURITIES. Aggressive Growth, Eagle International, Income-Growth, Mid Cap and Small Cap may invest in securities rated below investment grade, I.E., rated below BBB or Baa by S&P and Moody's, respectively, or unrated securities determined to be below investment grade by its subadviser. These securities are commonly referred to as "high yield securities" and are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.

      RISK FACTORS OF LOWER RATED / HIGH-YIELD SECURITIES:
      ---------------------------------------------------

            INTEREST RATE AND ECONOMIC RISK. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes and, thus, in a fund's net asset value. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its net asset value and performance adversely during such times.

            In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which the fund's expenses could be allocated and in a reduced rate of return for it. While it is impossible to protect entirely against this risk, diversification of a fund's investment portfolio and its subadviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the fund's investment portfolio.

            CREDIT RISK. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. A fund's subadviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund' subadviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination. See Appendix A for a description of corporate debt ratings.

            LIQUIDITY RISK. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may affect adversely the public's perception of the junk bond market. A Trust's Board of Trustees ("Board") or subadviser may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by a fund.

      SHORT-TERM MONEY MARKET INSTRUMENTS:

      BANKERS' ACCEPTANCES. Each fund may invest in bankers' acceptances. Bankers' acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed "accepted" when a bank writes on the draft its agreement to pay it at maturity, using the word "accepted." The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers' acceptances that are eligible for purchase at times extend to nine months, but more commonly range from 30 to 180 days.


      Income-Growth may invest in bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC").

      CERTIFICATES OF DEPOSIT ("CDS"). Each fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $100,000 per insured bank or savings and loan association.


      COMMERCIAL PAPER. Each fund, except Eagle International, may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P. Eagle International may invest only in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.

      REPURCHASE AND REVERSE REPURCHASE AGREEMENTS:

      REPURCHASE AGREEMENTS. Each fund may invest in repurchase agreements. In accordance with the guidelines and procedures established by the Board, a fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government securities. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible declines in the market value of the underlying securities and delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its subadviser to present minimal credit risks.

      The period of these repurchase agreements usually will be short, from overnight to one week, and at no time will the funds invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A fund always will receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the fund in each agreement, and the fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian, State Street Bank and Trust Company ("Custodian").

      REVERSE REPURCHASE AGREEMENTS. Each fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time a fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high-grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund's obligation to repurchase the securities. During that time, a fund's use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund's limitation on borrowing.

      U.S. GOVERNMENT AND ZERO COUPON SECURITIES:

      U.S. GOVERNMENT SECURITIES. Each fund may invest in U.S. Government securities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, supported by the issuer's right to borrow from the U.S. Treasury or supported by the issuer's credit.

      ZERO COUPON SECURITIES. Income-Growth may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

      FOREIGN SECURITIES EXPOSURE:

      DEPOSITORY RECEIPTS. Aggressive Growth, Eagle International, Growth Equity, Income-Growth, Small Cap, Technology and Value Equity may invest in sponsored or unsponsored European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), International Depository Receipts ("IDRs") or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, "Depository Receipts"). Depository Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.

      EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement. Issuers of the securities underlying unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depository Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities by Income-Growth.

      EURO/YANKEE BONDS. Eagle International may invest in dollar-denominated bonds issued by foreign branches of domestic banks ("Eurobonds") and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.

      EURODOLLAR CERTIFICATES. Income-Growth may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may affect adversely payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.


      FOREIGN SECURITIES. Each fund may invest in foreign securities. In most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the United States. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the United States. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, political or financial instability or diplomatic and other developments that could affect such investments.


      Eagle International may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its subadviser, such restrictions are likely to be imposed. However, certain currencies may become blocked (I.E., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.

      Because investments in foreign companies usually will involve currencies of foreign countries and because Aggressive Growth, Capital Appreciation, Growth Equity, Income-Growth, Technology and Value Equity may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of these funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. Each fund will conduct its foreign currency exchange transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates. Capital Appreciation, Growth Equity, Income-Growth, Technology and Value Equity may enter into contracts to purchase or sell foreign currencies at a future date (a "forward currency contract" or "forward contract").

      AMERICAN DEPOSITORY RECEIPTS ("ADRS"):

      Each fund except Capital Appreciation may invest in both sponsored and unsponsored ADRs. Capital Appreciation may invest only in sponsored ADRs. ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.

      ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States. For purposes of certain investment limitations, ADRs are considered to be foreign securities by Capital Appreciation, Growth Equity and Income-Growth and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.

      HEDGING INSTRUMENTS - FUTURES, FORWARDS, OPTIONS AND HEDGING TRANSACTIONS:

      GENERAL DESCRIPTION. Each fund, except Small Cap, may use certain financial instruments ("Hedging Instruments"), including futures contracts (sometimes referred to as "futures"), options, options on futures and forward currency contracts, to attempt to hedge the fund's investment portfolio as discussed below.

      Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's investment portfolio. Thus, in a short hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Hedging Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Hedging Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged.

      Hedging Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Hedging Instruments on indices may be used to hedge broad market sectors.

      The use of Hedging Instruments is subject to applicable regulations of the SEC, the exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Hedging Instruments may be limited by tax considerations. See "Taxes."


      In addition to the products and strategies described below, the funds expect to discover additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. These new opportunities may become available as each fund's subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. A fund's subadviser may utilize these opportunities to the extent that it is consistent with a fund's investment objective(s) and permitted by the fund's investment limitations and applicable regulatory authorities. Although a fund may be permitted to use a variety of Hedging Instruments, each fund presently intends to purchase and sell and use for hedging or investment purposes those Hedging Instruments as specified and discussed in the sections that follow.


      SPECIAL RISKS OF HEDGING STRATEGIES. The use of Hedging Instruments involves special considerations and risks, as described below. Risks pertaining to particular Hedging Instruments are described in the sections that follow.


            (1) Successful use of most Hedging Instruments depends upon a fund's subadviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While each fund's subadviser is experienced in the use of Hedging Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.


            (2) There might be imperfect correlation, or even no correlation, between price movements of a Hedging Instrument and price movements of the investments being hedged. For example, if the value of a Hedging Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Hedging Instruments are traded. The effectiveness of hedges, using Hedging Instruments on indices, will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

            To compensate for imperfect correlation, a fund may purchase or sell
Hedging Instruments in a greater dollar amount than the hedged securities or currency if the volatility of the hedged securities or currency is historically greater than the volatility of the Hedging Instruments. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities or currency is historically less than that of the Hedging Instruments.

            (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies also can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund's investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Hedging Instrument. Moreover, if the price of the Hedging Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

            (4) As described below, each fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Hedging Instruments involving obligations to third parties. If a fund were unable to close out its positions in such Hedging Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Hedging Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund.

            COVER FOR HEDGING STRATEGIES. Some Hedging Instruments expose a fund to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, forward currency contracts, options, futures contracts or forward contracts or (2) cash and other liquid assets with a value, marked-to-market daily, sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in an account with the fund's Custodian, in the prescribed amount.

            Assets used as cover or otherwise held in an account cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a fund's assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

      OPTIONS

      Each fund, except Aggressive Growth, Capital Appreciation and Small Cap, may use for hedging or investment purposes, certain options, including options on securities, equity and debt indices and currencies. However, Income-Growth may only purchase and sell call options on securities, and write covered call options on securities as discussed below. Technology may purchase and sell only options on securities and indices for hedging purposes. Certain special characteristics of and risks with these strategies are discussed below.

            CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

            The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.


            Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an over-the-counter ("OTC") option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."


            Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Securities."

            The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

            A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell securities or currencies under a put or call option it has written, it may purchase a put or call option of the same series (I.E., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.

            In considering the use of options, particular note should be taken of the following:

           (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or 10 futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund's subadviser's ability to forecast the direction of price fluctuations in the underlying instrument.

            (2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument.
Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

            (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.

            Unlike exchange-traded  options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

            With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses to it. For example, because a fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

            (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

            (5) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

            Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

            If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

            As noted above, Income-Growth and Value Equity may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write covered call options on securities generally when its subadviser believes that the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. For Income-Growth, the aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of its net assets. For Value Equity, its investment in covered call options may not exceed 10% of the fund's total assets.

            The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding.

      FUTURES AND OPTIONS ON FUTURES

      Growth Equity and Value Equity may purchase and sell futures on securities, indices or currencies and options on futures for hedging or investment purposes. Eagle International may purchase and sell only currency and stock index futures for hedging or investment purposes. Mid Cap and Technology do not anticipate using futures or options on futures at this time.

      GUIDELINES, CHARACTERISTICS AND RISKS OF FUTURES AND OPTIONS ON FUTURES TRADING. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

            Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

            A fund is required to maintain margin deposits through which it buys and sells futures contracts or writes options on future contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If the price of an open futures or written option position declines so that a fund has market exposure on such contract, the broker will require the fund to deposit variation margin. If the value of an open futures or written option position increases so that a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.

            Most of the exchanges on which futures contracts and options on futures are traded limit the amount of fluctuation permitted in futures and options prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract and options prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures or options positions and subjecting some traders to substantial losses.

            Another risk in employing futures contracts and options as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures and options markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options markets may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a subadviser may still not result in a successful transaction.

            In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options is subject to the existence of a liquid secondary market. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

      STOCK INDEX FUTURES. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

      The risk of imperfect correlation between movements in the price of a stock index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund's portfolio diverges from the securities included in the applicable index. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures contracts, a fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the stock index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.

      Where stock index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

      LIMITATION ON THE USE OF OPTIONS AND FUTURES. To the extent that a fund enters into futures contracts and commodity options (including options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange) other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the fund's investment portfolio, after taking into account unrealized profits and unrealized losses on any contracts the fund has entered into. This limitation does not limit the percentage of the fund's assets at risk to 5%.

      FOREIGN CURRENCY HEDGING STRATEGIES. Growth Equity and Value Equity may use options and futures on foreign currencies and Eagle International may only use futures on foreign currencies. Technology may use options on foreign currencies.

      Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

      A fund might seek to hedge against changes in the value of a particular currency when no Hedging Instruments on that currency are available or such

Hedging Instruments are more expensive than certain other Hedging Instruments. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Hedging Instruments on another currency or basket of currencies, the values of which its subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Hedging Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

      The value of Hedging Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Hedging
Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Hedging Instruments until they reopen.

      Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

      FORWARD CURRENCY CONTRACTS. Each fund, except Small Cap, may engage in forward currency contracts as discussed below. Growth Equity, Technology and Value Equity may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency, in an amount not exceeding 5% of their respective assets. Capital Appreciation may enter into contracts to purchase or sell foreign currencies at a future date that is not more than 30 days from the date of the contract. Eagle International generally will not enter into a forward contract with a term of greater than one year.

      A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

      Forward currency transactions may serve as long hedges - for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges - for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

      Income-Growth and Eagle International may enter into a forward contract to sell the foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. Eagle International may enter into such a forward contract when its subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar.

      In addition, Capital Appreciation, Eagle International, Growth Equity, Income-Growth and Value Equity may use forward currency contracts when its subadviser wishes to "lock in" the U.S. dollar price of a security when Eagle International is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

      Income-Growth and Technology may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to either fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

      Capital Appreciation, Eagle International, Growth Equity, Income-Growth, Technology and Value Equity may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the fund's subadviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

      In addition, Eagle International, Growth Equity, Income-Growth, Technology and Value Equity may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and its subadviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a fund's exposure to foreign currency exchange rate fluctuations.

      The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

      As is the case with futures contracts, sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

      The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

      COMBINED   TRANSACTIONS.   A  fund  may  purchase  and  write  options  in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      A fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

      FORWARD COMMITMENTS:

      Eagle International and Income-Growth may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments"). However, Income-Growth currently has no intention of engaging in such transactions at this time. A fund may engage in forward commitments if it either (1) holds and maintains until the settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund's other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, each fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

      ILLIQUID AND RESTRICTED SECURITIES:

      Capital Appreciation, Eagle International, Growth Equity, Income-Growth and Value Equity will not purchase or otherwise acquire any illiquid security, including repurchase agreements maturing in more than seven days, if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Similarly, Aggressive Growth, Mid Cap, Technology and Small Cap will not purchase or otherwise acquire any illiquid security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Small Cap presently has no intention of investing more than 5% of its assets in illiquid securities.

      OTC options and their underlying collateral are currently considered to be illiquid investments. Growth Equity, Income-Growth, Mid Cap, Technology and Value Equity may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by these funds. The assets used as cover for OTC options written by a fund will be considered illiquid unless OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

      Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a fund, however, could affect adversely the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices.



      OTHER INVESTMENT COMPANIES AND INDEX SECURITIES:



      INVESTMENT COMPANIES. Each fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, a fund's shareholders indirectly bear the fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund's own operations. Eagle International may invest up to 10% of its assets in securities of closed-end investment companies that invest in foreign markets. See "Foreign Securities Exposure" for a discussion of the risks of investing in foreign securities.


      INDEX SECURITIES. Index Securities are considered investments in other investment companies. Each fund, except Eagle International, may invest in Standard and Poor's Depositary Receipts, Standard and Poor's MidCap 400 Depositary Receipts, and other similar index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), but are traded on an exchange like shares of common stock.

The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.


      OTHER INVESTMENT PRACTICES:

      WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. Eagle International may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when Eagle International anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When Eagle International purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with Eagle International's Custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a daily basis to the amount of Eagle International's when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. Eagle International will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, Eagle International may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, Eagle International will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than Eagle International's payment obligation).

      LOANS OF PORTFOLIO SECURITIES. Mid Cap, Value Equity, Growth Equity and Income-Growth may loan portfolio securities to qualified broker-dealers. Eagle International may loan portfolio securities to broker-dealers or other financial institutions. The collateral for a fund's loans will be "marked to market" daily so that the collateral at all times exceeds 100% of the value of the loan. A fund may terminate such loans at any time and the market risk applicable to any security loaned remains its risk. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by it if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a fund's income through investment of the cash collateral in short-term interest bearing obligations.


      TEMPORARY DEFENSIVE PURPOSES. For temporary defensive purposes during anticipated periods of general market decline, each fund, other than Eagle International, may invest up to 100% of its net assets in money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby, as well as bank CDs and banker's acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year, high-grade commercial paper, and other long- and short-term debt instruments that are rated A or higher by S&P or Moody's. For a description of S&P or Moody's commercial paper and corporate debt ratings, see the Appendix.


      In addition, for temporary defensive purposes, Eagle International may invest all or a major portion of its assets in (1) foreign debt securities, (2) debt and equity securities or U.S. issuers and (3) obligations issued or guaranteed by the United States or a foreign government or their respective agencies, authorities or instrumentalities.

B.    INDUSTRY CLASSIFICATIONS
      ------------------------


      For purposes of determining industry classifications, each fund except Eagle International relies upon classifications contained in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION, except with respect to investments in companies that produce or manufacture semiconductors. Investments in those companies will be classified as one of the following four industry groups: logic semiconductors (semiconductors that perform a processing or controlling function); analog semiconductors (semiconductors that manipulate unprocessed data, such as movement, temperature and sound); memory semiconductors (semiconductors that hold programs and data); and communications semiconductors (semiconductors used primarily in the transmission, amplification and switching of voice, data and video signals).

Eagle International relies on classifications determined by the Financial Times Stock Exchange International.


III.  INVESTMENT LIMITATIONS
      ----------------------

      A.    FUNDAMENTAL INVESTMENT POLICIES
            -------------------------------

      In addition to the limits disclosed above and the investment limitations described in the Prospectus, the funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


      DIVERSIFICATION. With respect to 100% of the total assets of Capital Appreciation and Income-Growth and with respect to 75% of the total assets of the other funds (excluding Technology), no fund may invest more than 5% of that fund's assets (valued at market value) in securities of any one issuer other than the U.S. Government or its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer.


      INDUSTRY CONCENTRATION. No fund may purchase securities if, as a result of such purchase, more than 25% of the value of such fund's total assets would be invested in any one industry; however, this restriction does not apply to U.S. Government securities.

      BORROWING MONEY. No fund may borrow money except as a temporary measure for extraordinary or emergency purposes. Such borrowing is limited as follows:

      (1) Income-Growth may not borrow money except from banks. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the fund's total assets at the time the borrowing is made. The fund may not make additional investments when borrowings exceed 5% of the fund's total assets.

      (2) Capital Appreciation may not borrow money except from banks and only if at the time of such borrowings the total loans to the fund do not exceed 5% of the fund's total assets.

      (3)    Aggressive  Growth,  Eagle  International, Growth Equity,  Mid Cap,
Small Cap, Technology and Value Equity may enter into reverse repurchase agreements in an amount up to 33 1/3% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of the investment portfolio by enabling the funds to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. However, a fund may not purchase additional portfolio investments once borrowed obligations exceed 5% of total assets. When effecting reverse repurchase agreements, fund assets in an amount sufficient to make payment for the obligations to be purchased will be segregated by the Custodian and on the funds' records upon execution of the trade and maintained until the transaction has been settled. During the period any reverse repurchase agreements are outstanding, to the extent necessary to assure completion of the reverse repurchase agreements, a fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Interest paid on borrowed obligations will not be available for investment. The funds will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding (except as described above).

      (4) Eagle International will not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of Eagle International's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure, such as to facilitate the meeting of higher redemption requests than anticipated (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. As a matter of nonfundamental investment policy, Eagle International may not make any additional investments if, immediately after such investments, outstanding borrowings of money would exceed 5% of the currency value of Eagle International's total assets.

      ISSUING SENIOR SECURITIES. No fund may issue senior securities, except as permitted by the investment objective, policies, and investment limitations of the fund, except that (1) Aggressive Growth may engage in transactions involving forward currency contracts or other financial instruments (2) Eagle International, Growth Equity, Mid Cap, Technology and Value Equity may engage in transactions involving options, futures, forward currency contracts, or other financial instruments, as applicable and (3) Income-Growth may purchase and sell call options and forward contracts.

      UNDERWRITING. Subject to the following exceptions, no fund may underwrite the securities of other issuers: (1) Aggressive Growth, Eagle International, Growth Equity, Small Cap and Technology may underwrite securities to the extent that, in connection with the disposition of portfolio securities, that fund may be deemed to be an underwriter under federal securities laws and (2) Capital Appreciation and Income-Growth may invest not more than 5% and Aggressive Growth, Mid Cap, Small Cap and Technology may invest not more than 15% of their respective net assets (taken at cost immediately after making such investment) in securities that are not readily marketable without registration under the 1933 Act.

      INVESTING IN COMMODITIES, MINERALS OR REAL ESTATE. With the following exceptions, no fund may invest in commodities, commodity contracts or real estate (including real estate limited partnerships, in the case of all the funds except Income-Growth and Eagle International): (1) the funds may purchase securities issued by companies that invest in or sponsor such interests, (2) Aggressive Growth may purchase and sell forward currency contracts and other financial instruments, (3) Growth Equity, Technology and Value Equity may purchase and sell options, futures contracts, forward currency contracts and other financial instruments, (4) Eagle International may purchase and sell forward contracts, futures contracts, options and foreign currency, (5) Eagle International and Income-Growth may purchase securities that are secured by interests in real estate, (6) Income-Growth may write and purchase call options, purchase and sell forward contracts and engage in transactions in forward commitments and (7) Capital Appreciation, Eagle International, Growth Equity, Income-Growth, Small Cap and Value Equity may not invest in oil, gas, or other mineral programs except that they may purchase securities issued by companies that invest in or sponsor such interests.

      LOANS. No funds may make loans, except that each fund except Eagle International may make loans under the following circumstances: (1) to the extent that the purchase of a portion of an issue of publicly distributed (and, in the case of Income-Growth, privately placed) notes, bonds, or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans; (2) where the fund may enter into repurchase agreements as permitted under that fund's investment policies (3) Mid Cap, Value Equity and Growth Equity may make loans of portfolio securities as described in this SAI. Eagle International may make loans by purchase of debt obligations or by entering into repurchase agreements or through lending of Eagle International's portfolio securities.

      B.    FUNDAMENTAL POLICIES UNIQUE TO EAGLE INTERNATIONAL
            --------------------------------------------------

      Eagle International has adopted the following fundamental policies that can be changed only by shareholder vote:

      MARGIN PURCHASES. Eagle International will not purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by Eagle International of initial or variation margin in connection with futures contracts, forward contracts or options is not considered the purchase of a security on margin.)

      SHORT SALES. Eagle International will not make short sales of securities or maintain a short position, except that Eagle International may maintain short positions in connection with its use of options, futures contracts, forward contracts and options on futures contracts, and Eagle International may sell short "against the box." As a matter of nonfundamental investment policy, Eagle International will not sell securities short "against the box."

      C.    FUNDAMENTAL POLICIES UNIQUE TO INCOME-GROWTH
            --------------------------------------------

      Income-Growth has adopted the following fundamental policies that can be changed only by shareholder vote:

      INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF INCOME-GROWTH. Income-Growth may not purchase or retain the securities of any issuer if the officers and Trustees of the fund or Heritage or its subadviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.

      REPURCHASE AGREEMENTS AND LOANS OF PORTFOLIO SECURITIES. Income-Growth may not enter into repurchase agreements with respect to more than 25% of its total assets and may not lend portfolio securities amounting to more than 25% of its total assets.

      MARGIN PURCHASES. Income-Growth may not purchase securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

      RESTRICTED SECURITIES. Income-Growth may not invest more than 5% of the its total assets (taken at cost) in securities that are not readily marketable without registration under the 1933 Act (restricted securities).

      D.    NON-FUNDAMENTAL INVESTMENT POLICIES
            -----------------------------------

      Each fund has adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.

      INVESTING IN ILLIQUID SECURITIES. Aggressive Growth, Small Cap and Technology may not invest more than 15% and Capital Appreciation, Income-Growth and Value Equity may not invest more than 10% of their net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale and including, in the case of Income-Growth, privately placed securities.

      Growth Equity and Eagle International may not invest more than 10%, and Mid Cap may not invest more than 15% of their net assets in securities that are subject to restrictions on resale or are not readily marketable without registration under the 1933 Act and in repurchase agreements maturing in more than seven days.

      SELLING SHORT AND BUYING ON MARGIN. Aggressive Growth, Capital Appreciation, Growth Equity, Mid Cap, Small Cap, Technology and Value Equity may not sell any securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of securities. In addition, Aggressive Growth, Growth Equity, Mid Cap, Technology and Value Equity may make margin deposits in connection with its use of options, futures contracts and forward currency contracts, as applicable. In addition, Growth Equity and Mid Cap may sell short "against the box."

      INVESTING IN INVESTMENT COMPANIES. Aggressive Growth, Income-Growth, Mid Cap, Small Cap, Technology and Value Equity may not invest in securities issued by other investment companies except as permitted by the 1940 Act.

      Capital Appreciation may not invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer commission or profit, other than a customary brokerage commission is involved and only if immediately thereafter not more than 5% of Capital Appreciation's total assets (taken at market value) would be invested in such securities.

      Growth Equity may not invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary broker's commission, or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition.

      Eagle International may not invest more than 10% of its total assets in securities of other investment companies. For purposes of this restriction, foreign banks and foreign insurance companies or their respective agents or subsidiaries are not considered investment companies. In addition, Eagle International may invest in the securities of other investment companies in connection with a merger, consolidation or acquisition of assets or other reorganization approved by Eagle International's shareholders. Eagle International may incur duplicate advisory or management fees when investing in another mutual fund.

      E.    NON-FUNDAMENTAL POLICIES UNIQUE TO CAPITAL APPRECIATION
            -------------------------------------------------------

      Capital Appreciation has adopted the following non-fundamental policies:

      OPTION WRITING.  Capital Appreciation may not write put or call options.

      PLEDGING. Capital Appreciation may not pledge any securities except that it may pledge assets having a value of not more than 10% of its total assets to secure permitted borrowing from banks.

      F.    NON-FUNDAMENTAL POLICIES UNIQUE TO SMALL CAP
            --------------------------------------------

      Small Cap has adopted the following non-fundamental policy:

      OPTION WRITING.  Small Cap may not write put or call options.

      Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

IV.   NET ASSET VALUE

      The net asset value per share of Class A shares, Class B shares and Class C shares is separately determined daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") each day the Exchange is open for business (each a "Business Day"). The Exchange normally is open for business Monday through Friday except the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The funds value securities or assets held in their portfolios as follows:

            LISTED SECURITIES. A security listed or traded on the Exchange, or on The Nasdaq Stock Market, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.

            OPTIONS AND FUTURES. Options and futures positions are valued based on market quotations when readily available. Market quotations generally will not be available for options traded in the OTC market.

            FOREIGN ASSETS. Securities and other assets in foreign currency and foreign currency contracts will be valued daily in U.S. dollars at the foreign currency exchange rates prevailing at the time a fund calculates the daily net asset value of each class. Foreign currency exchange rates generally are determined prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of regular trading on the Exchange, which events will not be reflected in a computation of the fund's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board. The foreign currency exchange transactions of a fund conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market.

            SHORT-TERM SECURITIES. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable.

            FAIR VALUE ESTIMATES. Securities and other assets for which market quotations are not readily available, or for which market quotes are not deemed to be reliable, are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board.

      The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds' close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds' net asset values per share are not calculated. Calculation of net asset value of Class A shares, Class B shares and Class C shares does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. The funds calculate net asset value per share and, therefore, effect sales and redemptions, as of the close of regular trading on the Exchange each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds' net asset value is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.

      The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for the customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets or (4) for such other periods as the SEC may by order permit for the protection of the holders of Class A shares, Class B shares and Class C shares.

V.    PERFORMANCE INFORMATION
      -----------------------

      Total return data of each class from time to time may be included in advertisements about each fund. Performance information is computed separately for each class. Because Class B shares and Class C shares bear higher Rule 12b-1 fees, the performance of Class B shares and Class C shares of a fund likely will be lower than that of Class A shares.

      The funds' performance data quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual total return quotes for each class used in each fund's advertising and promotional materials are calculated for the one-year, five-year and ten-year periods (or life of the fund), according to the following formula:

                              P(1+T)n = ERV

                  where:      P     =     a hypothetical initial payment of $1,000
                              T     =     average annual total return
                              n     =     number of years
                              ERV   =     ending  redeemable value of a hypothetical  $1,000
                                          payment  made at the  beginning  of the  period  at the end of that period

      In calculating the ending redeemable value for Class A shares, each fund's current maximum sales charge of 4.75% is deducted from the initial $1,000 payment and, for Class B shares and Class C shares, the applicable CDSC imposed on a redemption of Class B shares or Class C shares held for the period is deducted. All dividends and other distributions by a fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Based on this formula, the total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.

      In connection with communicating its average annual total return or cumulative return (simple change of an investment over a stated period) to current or prospective shareholders, each fund may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Investment performance also often reflects the risks associated with a fund's investment objective and policies. These factors should be considered when comparing a fund's investment results to those of other mutual funds and investment vehicles.

      In addition, each fund may from time to time include in advertising and promotional materials total return or cumulative figures that are not calculated according to the formula set forth above or for other periods for each class of shares. For example, in comparing a fund's aggregate total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar Mutual Funds or with such market indices as the Dow Jones Industrial Average and the S&P 500 Index, each fund calculates its cumulative total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The funds do not, for these purposes, deduct from the initial value invested any amount representing front-end sales charges charged on Class A shares or CDSCs charged on Class B shares and Class C shares. By not annualizing the performance and excluding the effect of the front-end sales charge on Class A shares and the CDSC on Class B shares and Class C shares, the total return calculated in this manner simply will reflect the increase in net asset value per share over a period of time, adjusted for dividends and other distributions. Calculating total return without taking into account the sales charge or CDSC results in a higher rate of return than calculating total return net of the front-end sales charge.

      The average annualized total return and cumulative total return are as follows for each period of each fund below. The returns are through October 31, 2000, except for Capital Appreciation and Income-Growth, which are through August 31, 2000 and September 30, 2000, respectively. The average annual return calculations below reflect the imposition of the maximum sales charge for Class A shares and the applicable CDSC for Class B shares and Class C shares. The cumulative return calculations do not include the imposition of any sales charges.



CLASS A SHARES
--------------

--------------------------------------------------------------------------------
FUND                   1 YEAR  5 YEARS   10 YEARS INCEPTION INITIAL OFFERING DATE
----                   ------  -------   -------- ------------------------------
--------------------------------------------------------------------------------
o Aggressive                                               August 20, 1998
  Growth               37.89%     N/A      N/A     37.26%
   average annual      44.77%     N/A      N/A    110.72%
   return
   cumulative return

o Capital Apppreciation                                    December 12, 1985
    average annual     23.40%   26.10%    20.43%   16.10%
    return             29.55%   234.77%  573.66%  845.99%
    cumulative return

o Eagle                                                    December 27, 1995
  International        -5.73%     N/A      N/A     8.60%
   average annual      -1.02%     N/A      N/A     56.61%
    return
   cumulative return

o  Growth Equity                                           November 16, 1995
   average annual      24.72%     N/A      N/A     31.16%
    return             30.94%     N/A      N/A    303.27%
   cumulative return

o     Income-Growth                                        December 15, 1986
   average annual      -0.24%   10.80%    13.20%   9.60%
    return              4.74%   75.35%   262.84%  271.72%
   cumulative return

o     Mid Cap Stock                                        November 6, 1997
   average annual      35.84%     N/A      N/A     16.41%
    return             42.61%     N/A      N/A     65.26%
   cumulative return


                                       26


o     Small Cap Stock                                         May 7, 1993
   average annual      19.67%   12.05%     N/A     12.91%
    return             25.64%   85.47%     N/A    160.65%
   cumulative return

o  Technology                                              November 18, 1999
   average annual        N/A      N/A      N/A     16.18%
    return               N/A      N/A      N/A     _____%
   cumulative return

o     Value Equity                                         December 30, 1994
   average annual       9.72%    9.75%     N/A     12.65%
    return             15.19%   67.15%     N/A    110.55%
   cumulative return
-----------------------------------------------------------------------------

CLASS B SHARES
--------------
------------------------------------------------------------------------------------
FUND                   1 YEAR  5 YEARS  10 YEARS INCEPTION     INITIAL OFFERING DATE
----                   ------  -------  -------- ---------     ---------------------
----------------------------------------------------------------------------
o Aggressive                                               August 20, 1998
  Growth               39.74%    N/A      N/A     38.37%
   average annual      43.74%    N/A      N/A     107.31%
    return
   cumulative return

o     Capital                                              January 2, 1998
  Appreciation         24.75%    N/A      N/A     25.60%
   average annual      28.75%    N/A      N/A     86.50%
    return
   cumulative return

o     Eagle                                                January 2, 1998
  International        -5.67%    N/A      N/A      7.64%
   average annual      -1.74%    N/A      N/A     26.17%
    return
   cumulative return

o     Growth Equity                                        January 2, 1998
   average annual      25.97%    N/A      N/A     32.73%
    return             29.97%    N/A      N/A     125.84%
   cumulative return

o     Income-Growth                                        January 2, 1998
   average annual      -0.05%    N/A      N/A      0.68%
    return              3.95%    N/A      N/A      4.89%
   cumulative return

o     Mid Cap Stock                                        January 2, 1998
   average annual      37.51%    N/A      N/A     17.38%
    return             41.51%    N/A      N/A     60.37%
   cumulative return

o     Small Cap Stock                                      January 2, 1998
   average annual      20.72%    N/A      N/A     -0.95%
    return             24.72%    N/A      N/A      0.32%
   cumulative return

o     Technology                                          November 18, 1999
   average annual      _____%    N/A      N/A     _____%
    return             _____%    N/A      N/A     _____%
   cumulative return

o     Value Equity                                         January 2, 1998
   average annual      10.34%    N/A      N/A      0.86%
    return             14.34%    N/A      N/A      5.46%
   cumulative return
--------------------------------------------------------------------------------

                                       27


CLASS C SHARES
--------------

--------------------------------------------------------------------------------
FUND                   1 YEAR  5 YEARS  10 YEARS INCEPTION INITIAL OFFERING DATE
----                   ------  -------  -------- --------- ---------------------
----------------------------------------------------------------------------
o     Aggressive                                           August 20, 1998
  Growth               43.69%    N/A      N/A     39.27%
   average annual      43.69%    N/A      N/A     107.24%
    return
   cumulative return

o     Capital                                               April 3, 1995
  Appreciation         28.76%   26.59%    N/A     26.38%
   average annual      28.76%  225.09%    N/A     255.35%
    return
   cumulative return

o     Eagle                                                  December 27,
  International        -1.81%    N/A      N/A      8.85%         1995
   average annual      -1.81%    N/A      N/A     50.90%
    return
   cumulative return

o     Growth Equity                                          November 16,
   average annual      29.99%    N/A      N/A     31.46%         1995
    return             29.99%    N/A      N/A     288.53%
   cumulative return

o     Income-Growth                                         April 3, 1995
   average annual       3.95%   11.05%    N/A     12.50%
    return              3.95%   68.88%    N/A     91.14%
   cumulative return

o     Mid Cap Stock                                        November 6, 1997
   average annual      41.51%    N/A      N/A     17.44%
    return             41.51%    N/A      N/A     61.61%
   cumulative return

o     Small Cap Stock                                       April 3, 1995
   average annual      24.75%   12.32%    N/A     14.63%
    return             24.75%   78.78%    N/A     114.37%
   cumulative return

o     Technology                                          November 18, 1999
   average annual      _____%    N/A      N/A     _____%
    return             _____%    N/A      N/A     _____%
   cumulative return

o     Value Equity                                          April 3, 1995
   average annual      14.34%   9.99%     N/A     12.07%
    return             14.34%   60.96%    N/A     88.90%
   cumulative return
--------------------------------------------------------------------------------


VI.   INVESTING IN THE FUNDS
      ----------------------

      Class A shares, Class B shares and Class C shares are sold at their next determined net asset value on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under "How to Invest."

      A.    SYSTEMATIC INVESTMENT OPTIONS
            -----------------------------

      The options below allow you to invest continually in one or more funds at regular intervals.

      1. Automatic Investing -- You may authorize Heritage to process a monthly draft from your personal checking account for investment into a fund. The draft is returned by your bank the same way a canceled check is returned.

      2. Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to a fund. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

      3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of a fund. The U.S. Government or agency will report to you all payments made.

      4. Automatic Exchange -- If you own shares of another Heritage mutual fund advised or administered by Heritage ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of a fund. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

      You may change or terminate any of the above options at any time.

      B.    RETIREMENT PLANS
            ----------------


      HERITAGE IRA. An individual who earns compensation and who has not reached age 70 1/2 before the close of the year generally may establish a Heritage Individual Retirement Account ("IRA"). An individual may make limited contributions to a Heritage IRA through the purchase of shares of a fund and/or other Heritage Mutual Funds. The Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed $150,000) is not affected by the spouse's active participant status. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these types of IRAs are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact Heritage.


      Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

      OTHER RETIREMENT PLANS. Multiple participant payroll deduction retirement plans also may purchase Class A shares of any Heritage Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to an initial purchase of Class A shares will be that normally applicable under the schedule of sales charges set forth in the prospectus to an investment 13 times larger than the initial purchase. The sales charge applicable to each succeeding monthly purchase of Class A shares will be that normally applicable, under the schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase Class C shares at any time.

      C.    CLASS A COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)
            -----------------------------------------------------------

      Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A shares into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing Class A shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing Class A shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of Class A shares or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser. A "purchase" also may include Class A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales charge.

      The applicable Class A shares initial sales charge will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the net asset value (at the close of business on the previous day) of (a) all Class A shares of a fund held by the investor and (b) all Class A shares of any other Heritage Mutual Fund held by the investor and purchased at a time when Class A shares of such other fund were distributed subject to a sales charge (including Heritage Cash Trust shares acquired by exchange); and

            (iii) the net asset value of all Class A shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."

      Class A shares of Heritage Income Trust-Intermediate Government Fund ("Intermediate Government") purchased from February 1, 1992 through July 31, 1992, without payment of a sales charge will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales charge, unless those shares were acquired through an exchange of other shares that were subject to a sales charge.

      To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

      D.    CLASS A STATEMENT OF INTENTION
            ------------------------------

      Investors also may obtain the reduced sales charges shown in the prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in Class A shares of a fund or any other Heritage Mutual Fund subject to a sales charge. Each purchase of Class A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. In addition, if you own Class A shares of any other Heritage Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction.

      The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend his/her Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.


VII.  REDEEMING SHARES

      The methods of redemption are described in the section of the Prospectus entitled "How to Sell Your Investment."

      A.    SYSTEMATIC WITHDRAWAL PLAN
            --------------------------

      Shareholders may elect to make systematic withdrawals from a fund account of a minimum of $50 on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes to Heritage's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or Heritage.

      Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Systematic withdrawals of Class C shares, if made in less than one year of the date of purchase, will be charged a CDSC of 1%. Systematic withdrawals of Class B shares, if made in less than six years of the date of purchase, will be charged the applicable CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding Business Day, minus any applicable CDSC for Class B shares and Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to Heritage or the Distributor. The funds, and the transfer agent and Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

      A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

      Ordinarily, a shareholder should not purchase additional Class A shares of a fund if maintaining a Systematic Withdrawal Plan of Class A shares because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional Class A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, a shareholder who maintains such a Plan may not make periodic investments under each fund's Automatic Investment Plan.


      WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE
      ----------------------------------------------

      The CDSC for A shares, B shares and C shares currently is waived for: (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code of 1986, as amended (the "Code"), from a qualified retirement plan, including a Keogh Plan or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in
Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by a Fund of A share or B shares or C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSC described in sections (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians' certificates


      B.   TELEPHONE TRANSACTIONS
           ----------------------

      Shareholders may redeem shares by placing a telephone request to a fund. A fund, Heritage, Eagle, the Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Heritage, Eagle, the Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

      C.   REDEMPTIONS IN KIND
           -------------------

      A fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Board determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Board deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

      D.   RECEIVING PAYMENT
           -----------------

      If shares of a fund are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received in good order (as described below) before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSC for Class B shares and Class C shares. Requests for redemption received after the close of regular trading on the Exchange will be executed on the next trading day. Payment for shares redeemed normally will be made by a fund to the Distributor or a participating dealer by the third business day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the fund, or if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

      Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to registered representatives of the Distributor, a participating dealer or to Heritage.

      A redemption request will be considered to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

o the signatures on any written redemption request of $50,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Heritage, as transfer agent, under its current signature guarantee program.

      Each fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Securities and Exchange Commission. In the case of any such suspension, you may either withdraw your request for redemption or receive payment based upon the net asset value next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, Heritage reserves the right to redeposit those funds into your account.

VIII. EXCHANGE PRIVILEGE
      ------------------

      An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents or (2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone or telegram requests for an exchange received by a fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day.

    If you or your Financial Advisor are unable to reach Heritage by telephone, an exchange can be effected by sending a telegram to Heritage. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

      Class A shares of Intermediate Government purchased from February 1, 1992 through July 31, 1992, without payment of an initial sales charge may be exchanged into Class A shares of a fund without payment of any sales charge. Class A shares of Intermediate Government purchased after July 31, 1992 without an initial sales charge will be subject to a sales charge when exchanged into Class A shares of a fund, unless those shares were acquired through an exchange of other Class A shares that were subject to an initial sales charge.

      Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice.

IX.   CONVERSION OF CLASS B SHARES
      ----------------------------

      Class B shares of a fund automatically will convert to Class A shares of that fund, based on the relative net asset values per share of the two classes, eight years after the end of the calendar month in which the shareholder's order to purchase the Class B shares was accepted. For the purpose of calculating the holding period required for conversion of Class B shares, the date of purchase order acceptance shall mean (i) the date on which the Class B shares were issued or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

      The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A shares and Class B shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. Heritage and Eagle have no reason to believe that this condition for the availability of the conversion feature will not be met.

X.    TAXES
      -----


      GENERAL. Each fund is treated as a separate corporation for Federal tax purposes and intends to continue to qualify for favorable tax treatment as a regulated investment company under the Code ("RIC"). To do so, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions, determined without regard to the dividends-paid deduction) ("Distribution Requirement") and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.


      By qualifying for treatment as a RIC, a fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If a fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Each fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.


      DISPOSITION OF FUND SHARES; DISTRIBUTIONS. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Heritage Mutual Fund (including another fund) generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires Class A shares of that fund or of another Heritage Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis of the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.


      If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.


      Dividends from a fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of its earnings and profits, whether received in cash or in additional fund shares. Distributions of a fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional fund shares and regardless of the length of time the shares have been held. A portion of the dividends (but not the capital gain distributions) each fund pays (an insubstantial portion in the case of Eagle International), not exceeding the aggregate dividends it receives from U.S. corporations, will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

      INCOME FROM FOREIGN SECURITIES. Dividends and interest received by each fund (other than Small Cap), and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. It is anticipated that only Eagle International will be eligible for such election. Pursuant to such election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's Federal income tax. Each fund that makes this election will report to its shareholders shortly after each taxable year their respective shares of the fund's income from sources within foreign countries and U.S. possessions and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


      Each fund, except Small Cap, may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.


      If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain - which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


      Each fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.


      HEDGING STRATEGIES. The use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Certain futures, foreign currency contracts and list nonequity options (such as those on a securities index) in which a fund may invest will be subject to section 1256 of the Code ("Section 1256 Contracts"). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a "mixed straddle" with respect to which it has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.
Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.

      Code section 1092 (dealing with straddles) also may affect the taxation of certain Hedging Instruments in which a fund may invest. That section defines a "straddle" as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to a fund of straddle transactions are not entirely clear.


      If a fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

      ORIGINAL ISSUE DISCOUNT SECURITIES. Income-Growth may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, Income-Growth must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because Income-Growth annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, Income-Growth may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from Income-Growth's cash assets or from the proceeds of sales of portfolio securities, if necessary. Income-Growth may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      Investors are advised to consult their own tax advisers regarding the status of an investment in the funds under state and local tax laws.

XI.   SHAREHOLDER INFORMATION
      -----------------------

      Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Class A shares, Class B shares and Class C shares of each fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As Massachusetts business trusts, Capital Appreciation, Income-Growth and Heritage Series Trust are not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

XII.  FUND INFORMATION
      ----------------

      A.    MANAGEMENT OF THE FUNDS
            -----------------------

      BOARD OF TRUSTEES. The business affairs of each fund are managed by or under the direction of the Board. The Trustees are responsible for managing the funds' business affairs and for exercising all the funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

      BACKGROUND OF THE TRUSTEES AND OFFICERS. Each fund's Trustees and Officers are listed below with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), Raymond James & Associates, Inc. ("RJA"), Heritage and Eagle.


                             Position with            Principal Occupation
           NAME              EACH TRUST               DURING PAST FIVE YEARS
           ----              ----------               ----------------------




Thomas A. James* (58)          Trustee                Chairman  of the  Board  since  1986  and
880 Carillon Parkway                                  Chief  Executive  Officer  since  1969 of
St. Petersburg, FL 33716                              RJF;  Chairman  of the Board of RJA since
                                                      1986;  Chairman  of the Board of Eagle
                                                      since 1984 and Chief Executive Officer
                                                      of Eagle, 1994 to 1996.

Richard K. Riess (51)         President               Executive  Vice  President  and  Managing
880 Carillon Parkway         and Trustee              Director  for  Asset  Management  of  RJF
St. Petersburg, FL 33716                              since 1998,  Chief  Executive  Officer of
                                                      Eagle since 1996,  President of Eagle,
                                                      1995 to 2000, Chief Operating  Officer
                                                      of Eagle, 1988 to 1995. .

Donald W. Burton* (56)         Trustee                President  of  South   Atlantic   Capital
614 W. Bay Street, Suite                              Corporation (venture capital) since 1981.
200
Tampa, FL  33606

C. Andrew Graham (60)          Trustee                Vice President of Financial  Designs Ltd.
Financial Designs, Ltd.                               since 1992.
1775 Sherman Street, Suite
1900
Denver, CO  80203

David M. Phillips (62)         Trustee                Chairman and Chief  Executive  Officer of
World Trade Center Chicago                            CCC  Information  Services,   Inc.  since
444 Merchandise Mart                                  1994   and   of   InfoVest    Corporation
Chicago, IL  60654                                    (information  services  to the  insurance
                                                      and   auto    industries   and   consumer
                                                      households) since 1982.

Eric Stattin (67)              Trustee                Litigation  Consultant/Expert Witness and
1975 Evening Star Drive                               private investor since 1988.
Park City, UT  84060


James L. Pappas (57)           Trustee                Lykes  Professor of Banking and Finance
University of South Florida                           since 1986 at University of South College of
Tampa, FL  33620                                      Business  Florida; Dean of College of Business
                                                      Administration Administration 1987 to 1996.

K.C. Clark (42)               Executive               Executive   Vice   President   and  Chief
880 Carillon Parkway            Vice                  Operating   Officer  of  Heritage  Mutual
St. Petersburg, FL 33716      President               Funds since 2000;  Senior Vice  President
                                 and                  -  Operations   and   Administration   of
                              Principal               Heritage  Mutual  Funds since 1998;  Vice
                              Executive               President      -      Operations      and
                               Officer                Administration  of Heritage  Mutual Funds
                                                      since 1993.

Donald H. Glassman (43)       Treasurer               Treasurer   of   Heritage   since   1989;
880 Carillon Parkway                                  Treasurer of Heritage  Mutual Funds since
St. Petersburg, FL 33716                              1989.


                                       39


                            Position with            Principal Occupation
           NAME              EACH TRUST               DURING PAST FIVE YEARS
           ----              ----------               ----------------------

Clifford J. Alexander (57)    Secretary               Partner,  Kirkpatrick & Lockhart LLP (law
1800 Massachusetts Ave.,                              firm).
N.W.
Washington, D.C.  20036

Robert J. Zutz (47)           Assistant               Partner,  Kirkpatrick & Lockhart LLP (law
1800 Massachusetts Ave.,      Secretary               firm).
N.W.
Washington, D.C.  20036
-----------------------

* These Trustees are "interested persons" as defined in section 2(a)(19) of the 1940 Act.

      The Trustees and officers of the Trust, as a group, own less than 1% of each class of each fund's shares outstanding. Each Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

      The Series Trust currently pays Trustees who are not employees of Heritage or its affiliates $9,692 annually and $1,615 per meeting of the Board. Income-Growth and Capital Appreciation each pay such Trustees $1,385 annually and $231 per meeting of the Board. Each Trustee also is reimbursed for any expenses incurred in attending meetings. Because Heritage or Eagle, as applicable, performs substantially all of the services necessary for the operation of each fund, each fund requires no employees. No officer, director or employee of Heritage or Eagle receives any compensation from either fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the calendar year ended December 31, 2000.




                               COMPENSATION TABLE

                       Aggregate      Aggregate                          Total
                      Compensation  Compensation     Aggregate       Compensation
                      From Capital      From       Compensation     From the Trust and
  Name of Person,     Appreciation  Income-Growth    From the       the Heritage Family
       POSITION          TRUST          TRUST      SERIES TRUST         of Funds Paid
       ---------         -----          -----      ------------         to Trustees(1)
                                                                       ---------------


Donald W. Burton,       $10,500        $1,500         $1,500          $19,500
Trustee

C. Andrew Graham,       $11,664        $1,667         $1,667          $21,666
Trustee

Thomas A. James,           $0             $0            $0               $0
Trustee

James L. Pappas,        $11,667        $1,667         $1,667          $21,666
Trustee

David M. Phillips,      $10,500        $1,500         $1,500          $19,500
Trustee

Richard K. Riess,          $0             $0            $0               $0
Trustee


                                       40


Eric Stattin,           $11,667        $1,667         $1,667          $21,666
Trustee
-------------------------


(1)The Heritage Mutual Funds consist of five separate registered investment companies, including Capital Appreciation, Income-Growth Trust and Series Trust, and 13 portfolios of those companies.

      No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of any Trust's expenses.

      B.    FIVE PERCENT SHAREHOLDERS
            -------------------------


      Listed below are shareholders who owned of record or were known by the funds to own beneficially five percent or more of the outstanding shares of the following funds as of December 22, 2000:

            EAGLE INTERNATIONAL - CLASS A SHARES:
            ------------------------------------

            Johnson Family Ltd. Partnership
            5406 Lakemont Boulevard, SE
            Bellevue, WA  98006

            EAGLE INTERNATIONAL - CLASS B SHARES:
            ------------------------------------

            Lawrence T. Brannon TTEE  TRSTE         Raymond James & Assoc., Inc.
            For U A DID 12-18-95                    Cust. A. Robert Dare
            Lawrence T. Brannon MD  PSP  TR         IRA  R/O
            3213 Embry Hills Drive                  855 Winn Lake Road
            Atlanta, GA  30341                      Lapeer, MI  48446

            VALUE EQUITY - CLASS B SHARES
            -----------------------------

            Raymond James & Assoc., Inc.            Raymond James & Assoc., Inc.
            For Elite Acct. 51903562                Cust. Charles I. Dunlap
            Fad Ann M. Kennedy                      IRA
            PASS                                    846 McCallie Avenue
            142 Oley Furnace Road                   Chattanooga, TN  37403
            Fleetwood, PA  19552


      C.    INVESTMENT ADVISERS AND ADMINISTRATOR; SUBADVISERS
            --------------------------------------------------

      The investment adviser and administrator for each fund except Eagle International is Heritage Asset Management, Inc. Heritage was organized as a Florida corporation in 1985. The investment adviser for Eagle International is Eagle Asset Management, Inc. Eagle was organized as a Florida corporation in 1976. All the capital stock of both Heritage and Eagle is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

      With respect to each fund except Eagle International, Heritage is responsible for overseeing the fund's investment and noninvestment affairs, subject to the control and direction of the fund's Board. The Series Trust, on behalf of Aggressive Growth, Growth Equity, Mid Cap, Small Cap, Technology and

Value Equity entered into an Investment Advisory and Administration Agreement with Heritage dated March 29, 1993 and last supplemented on October 12, 1999. Capital Appreciation and Income-Growth entered into Investment Advisory and Administration Agreements dated November 13, 1985 and October 31, 1986, respectively and, in the case of Capital Appreciation, amended on November 19, 1996. The Investment Advisory and Administration Agreements require that Heritage review and establish investment policies for each fund and administer the funds' noninvestment affairs.

      On behalf of Eagle International, the Series Trust also entered into an Investment Advisory and Administration Agreement (collectively with the Advisory Agreements discussed above, "Advisory Agreements") dated February 14, 1995 with Eagle to provide oversight of Eagle International's investment and noninvestment affairs, subject to the control and direction of the Board.


      Under  separate  Subadvisory  Agreements,  Eagle and  Goldman  Sachs Asset
Management ("Goldman"), subject to the direction and control of Capital Appreciation's Board, provide investment advice and portfolio management services to Capital Appreciation for a fee payable by Heritage. None of Capital Appreciation's assets currently are allocated to Eagle. Under separate Subadvisory Agreements, Eagle and Awad Asset Management, Inc. ("Awad") each provide investment advice and portfolio management services, subject to direction by Heritage and the Series Trust's Board, to Small Cap for a fee payable by Heritage. Under a Subadvisory Agreement, Eagle provides investment advice and portfolio management services, subject to the direction of Heritage and the Board, to Aggressive Growth, Growth Equity, Income-Growth, Mid Cap and Value Equity for a fee payable by Heritage. None of Value Equity's assets currently are allocated to Eagle. Under a Subadvisory Agreement, Osprey Partners Investment Management, LLC ("Osprey") provides investment adviser and portfolio management services, subject to the direction by Heritage and the Series Trust's Board, to Value Equity for a fee payable by Heritage. Under a Subadvisory Agreement, Martin Currie Inc. ("Martin Currie") provides investment advice and portfolio management services, subject to the direction of Eagle and the Board, to Eagle International for a fee payable by Eagle (collectively, the "Subadvisory Agreements").


      Heritage and Eagle, as applicable, also are obligated to furnish each fund with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of a fund. Heritage and Eagle, as applicable, and their affiliates also pay all the compensation of Trustees of the Trust who are employees of Heritage or Eagle and their affiliates. Each fund pays all its other expenses that are not assumed by Heritage or Eagle, as applicable. Each fund also is liable for such nonrecurring expenses as may arise, including litigation to which a fund may be a party. Each fund also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

      The Advisory Agreements and the Subadvisory Agreements each were approved by the Board (including all of the Trustees who are not "interested persons" of Heritage and Eagle or the subadvisers, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Heritage, Eagle, the subadvisers or the Trust, and by
(2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund. The Advisory and Subadvisory Agreements each automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Heritage or Eagle, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Heritage or Eagle, as applicable, or 90 days `written notice by the subadvisers. Under the terms of the Advisory Agreement, Heritage and Eagle automatically become responsible for the obligations of the subadvisers upon termination of the Subadvisory
Agreements. In the event Heritage or Eagle, as applicable, ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of "Heritage" may be withdrawn.

      Heritage, Eagle and the subadvisers shall not be liable to either fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.

      All of the officers of each fund except for Messrs. Alexander and Zutz are
officers  or   directors  of  Heritage,   Eagle  or  their   affiliates.   These
relationships are described under "Management of the Funds."


      ADVISORY AND ADMINISTRATION FEE. The annual investment advisory fee paid monthly by each fund to Heritage or Eagle, as applicable, is based on the applicable fund's average daily net assets as listed in the Prospectus.

      AGGRESSIVE GROWTH. For Aggressive Growth, Heritage contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.60% of the average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.35% of average daily net assets attributable to that class during this fiscal year. For the two fiscal years ended October 31, 2000, Heritage earned $382,703 and $872,006, respectively. For those same periods, Heritage waived its fees in the amounts of $55,188 and recovered $81,049, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to the fund for a fee paid by Heritage to Eagle with respect to the amount of fund assets under management equal to 50% of the fees payable to Heritage by the fund, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the two fiscal years ended October 31, 2000, Heritage paid Eagle subadvisory fees of $191,381and $395,479, respectively.

      CAPITAL APPRECIATION. For Capital Appreciation, Heritage contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.40% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 2.15% of average daily net assets. For the three fiscal years ended August 31, 2000, Heritage earned $825,313, $1,378,107 and $2,316,092, respectively.

      Heritage has entered into agreements with Eagle and Goldman to provide investment advice and portfolio management services to Capital Appreciation for an annual fee to be paid by Heritage to Goldman of .25% of Capital Appreciation's average daily net assets and for an annual fee paid by Heritage to Eagle of 50% of the fees payable to Heritage by Capital Appreciation, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. Eagle currently does not have any of Capital Appreciation's assets under management, and, therefore, does not receive a fee from Heritage. For the three fiscal years ended August 31, 2000, Heritage paid to Goldman subadvisory fees of $275,104, $459,368 and $772,031, respectively.

      EAGLE INTERNATIONAL. For Eagle International, Eagle contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that Class A annual operating expenses, exclusive of foreign taxes paid, exceed 1.97% or to the extent that Class B and Class C annual operating expenses exceed 2.72% of average daily net assets attributable to that class during this fiscal year. For three fiscal years ended October 31, 2000, Eagle earned $453,725 $477,822 and $506,058, respectively. For the same periods, Eagle waived its fees in the amounts of $52,276, $24,049 and $0, respectively.

      Eagle  has  entered  into an  agreement  with  Martin  Currie  to  provide
investment   advisory  advice  and  portfolio   management   services  to  Eagle

[
International for a fee based on Eagle International's average daily net assets paid by Eagle to Martin Currie equal to .50% on the first $100 million of assets and .40% thereafter, without regard to any reduction in fees actually paid to Eagle as a result of expense limitations. For the three fiscal years ended October 31, 2000, Eagle paid Martin Currie subadvisory fees of $226,862 $238,911 and $253,029, respectively.

      GROWTH EQUITY. For Growth Equity, Heritage contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that Class A annual operating expenses exceed 1.40% or to the extent that Class C annual operating expenses exceed 2.15% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2000, Heritage earned $471,447, $932,644 and $1,993,560, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advisory advice and portfolio management services to Growth Equity for a fee paid by Heritage to Eagle equal to 50% of the fees paid to Heritage, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For three fiscal years ended October 31, 2000, Heritage paid Eagle subadvisory fees of $235,729, $466,322 and $966,780, respectively.

      INCOME-GROWTH. For Income-Growth, Heritage contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that total annual operating expenses attributable to Class A shares exceed 1.35% of the average daily net assets or to the extent that total annual operating expenses attributable to Class C shares exceed 2.10% of average daily net assets. For the three fiscal years ended September 30, 2000, Heritage earned $760,605, $783,838 and $588,810, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Income-Growth for a fee paid by Heritage equal to 50% of the fees payable to Heritage by Income-Growth, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended September 30, 2000, Heritage paid Eagle subadvisory fees of $380,302, $391,919 and $294,405, respectively.

      MID CAP. For Mid Cap, Heritage contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.55 % of the average daily net assets or to the extent that annual operating expenses attributable to Class C shares exceed 2.30% of average daily net assets attributable to that class during this fiscal year. For the period since the fund's inception through October 31, 1998 and the two fiscal years ended October 31, 2000, Heritage earned $178,741, $210,881 and $240,166, respectively. For those same periods, Heritage waived its fees in the amounts of $60,948, $27,644 and $24,899, respectively.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to Mid Cap for a fee paid by Heritage to Eagle equal to 50% of the fees payable to Heritage by the fund, without regard to any reduction in fees actually paid to Heritage as a result of voluntary fee waivers by Heritage. For the period since the fund's inception to October 31, 1998 and the two fiscal years ended October 31, 2000, Heritage paid Eagle $89,371, $105,440 and $120,083, respectively.

      SMALL CAP. For Small Cap, Heritage contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.30% of the average daily net assets or to the extent that annual operating expenses attributable to

Class B shares and Class C shares exceed 2.05% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2000, Heritage earned $2,609,951, $1,960,400 and $1,503,024, respectively.

      Heritage has entered into an agreement with Eagle and Awad to provide investment advice and portfolio management services to Small Cap for a fee paid by Heritage to each subadviser with respect to the amount of Small Cap assets under management equal to 50% of the fees payable to Heritage by Small Cap, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. The Research Department of Raymond James & Associates, Inc. ("Research"), a former subadviser of Small Cap who resigned as its subadviser on November 20, 1995, received from Heritage for the November 1, 1995 to November 20, 1995 (when Research resigned as subadviser), subadvisory fees of $74,583. Eagle began as subadviser to Small Cap on August 7, 1995 and received subadvisory fees from Heritage for the three fiscal years ended October 31, 2000 in the amount of $691,150, $541,662 and $392,941, respectively. For the three fiscal years ended October 31, 2000, Heritage paid Awad subadvisory fees of $613,825, $438,538 and $358,571, respectively.

      TECHNOLOGY. For Technology, Heritage contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.65% of average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.40% of average daily net assets attributable to that class during this fiscal year. For the period since the fund's inception through October 31, 2000, Heritage earned $1,026,011 and waived $0 of its fees.

      Heritage has entered into an agreement with Eagle to provide investment advice and portfolio management services to the fund for a fee paid by Heritage to Eagle with respect to the amount of fund assets under management equal to 50% of the fees payable to Heritage by the fund, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the period since the fund's inception through October 31, 2000, Heritage paid Eagle subadvisory fees of $513,006.

      VALUE EQUITY. For Value Equity, Heritage contractually has agreed to waive through the fund's 2000 fiscal year management fees to the extent that annual operating expenses attributable to Class A shares exceed 1.45% of average daily net assets or to the extent that annual operating expenses attributable to Class B shares and Class C shares exceed 2.20% of average daily net assets attributable to that class during this fiscal year. For the three fiscal years ended October 31, 2000, Heritage earned $272,954, $227,557 and $193,447, respectively. For the same periods, Heritage waived its fees in the amounts of $48,072, $76,169 and $69,913, respectively.

      Heritage has entered into separate agreements with Eagle and Osprey to provide investment advice and portfolio management services to Value Equity for a fee paid by Heritage. Heritage paid fees to Eagle and Osprey, for the 1999 fiscal year, equal to 0.375% and 0.32% of average daily net assets, respectively, without regard to any reduction in fees actually paid to Heritage as a result of expense limitations. For the three fiscal years ended October 31, 1998, Heritage paid Eagle subadvisory fees of $111,334, $136,477 and $0, respectively. For the period November 1, 1998 through May 17, 1999, Heritage paid Eagle subadvisory fees of $66,946. Commencing on May 18, 1999, all of the fund's assets were allocated to Osprey. No assets currently are allocated to Eagle. From May 18, 1999 to October 31, 1999, Heritage paid Osprey subadvisory fees of $39,964. For the fiscal year ended October 31, 2000, Heritage paid Osprey subadvisory fees of $82,537.


      CLASS-SPECIFIC EXPENSES. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund's shares to which those expenses are attributable.


        D.    BROKERAGE PRACTICES

      While each fund generally purchases securities for long-term capital gains, each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. Aggressive Growth's portfolio turnover rates for two fiscal years ending October 31, 1999 and 2000 were 195% and 252%, respectively. Capital Appreciation's portfolio turnover rates for the two fiscal years ended August 31, 1999 and 2000 were 44% and 48%, respectively. Eagle International's portfolio turnover rates for the two fiscal years ended October 31, 1999 and 2000 were 78% and 67%, respectively. Growth Equity's portfolio turnover rates for the two fiscal years ended October 31, 1999 and 2000 were 160% and 392%, respectively. Income-Growth's portfolio turnover rates for the two fiscal years ended September 30, 1999 and 2000 were 46% and 58%, respectively. Mid Cap's portfolio turnover rates for the two fiscal years ended October 31, 1999 and 2000 were 192% and 265%, respectively. Small Cap's portfolio turnover rates for the two fiscal years ended October 31, 1999 and 2000 were 42% and 85%, respectively. Technology's portfolio turnover rate for the period November 18, 1999 to October 31, 2000 was 441%. Value Equity's portfolio turnover rates for two fiscal years ended October 31, 1999 and 2000 were 137% and 95%, respectively.


      The subadvisers are responsible for the execution of each fund's portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's facilities and any risk assumed by the executing broker.


      It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, the subadvisers may give consideration to research, statistical and other services furnished by brokers or dealer, and to potential access to initial public offerings ("IPOs") that may be made available by such broker-dealers. In addition, the subadvisers may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that the subadvisers determine in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the subadvisers in connection with services to clients other than the funds. Eagle International also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by Eagle International to dealers on the basis of such research services.

       The Trustees may direct Heritage or the subadvisers to allocate a certain amount of commission business from certain funds to the Pershing Division of Donaldson, Lufkin & Jenrette as consideration for the annual provision of certain date provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationships among the funds, Heritage and the sub advisers).


      Aggressive Growth, Capital Appreciation, Eagle International, Growth Equity, Income-Growth, Mid Cap, Technology and Value Equity may use the Distributor, its affiliates or certain affiliates of Heritage and Eagle as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor, its affiliates or certain affiliates of Heritage and Eagle will not exceed "usual and customary brokerage commissions." Rule l7e-1 under the 1940 Act defines "usual and customary" commissions to include amounts that are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

      Although it currently does not intend to do so, Small Cap may use the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Provided, however, that if Small Cap does use the Distributor as a broker, commissions paid to the Distributor will not exceed "usual and customary brokerage commissions" as defined above.

      The subadvisers also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained.


      Aggregate brokerage commissions paid by Aggressive Growth for the period ended October 31, 1998 and the two fiscal years ended October 31, 2000 amounted to $26,396, $118,326, and $329,767, respectively. For the same periods, aggregate brokerage commissions paid by Aggressive Growth to the Distributor, an affiliated broker-dealer, were $6,696, $16,500 and $33,320, respectively. The commission to the Distributor for the most recent fiscal year represented 10.10% of the total aggregate commissions paid on brokerage transactions representing 3.87% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Capital Appreciation for the three fiscal years ended August 31, 2000 amounted to $68,582, $206,766 and $375,005, respectively. For the same periods, aggregate brokerage commissions paid by Capital Appreciation to the Distributor, an affiliated broker-dealer, were $216, $2,580 and $0, respectively. The commission to the Distributor for the most recent fiscal year represented 0% of the total aggregate commissions paid on brokerage transactions representing 0% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Eagle International for the three years ended October 31, 2000 amounted to $134,334, $191,194 and $137,739, respectively.

      Aggregate brokerage commissions paid by Growth Equity for the three fiscal years ended October 31, 2000 amounted to $81,410, $303,840 and $1,284,162, respectively. For the same periods, aggregate brokerage commissions paid by Growth Equity to the Distributor, an affiliated broker-dealer, were $0, $0 and $0, respectively.

      Aggregate brokerage commissions paid by Income-Growth for the three fiscal years ended September 30, 2000 amounted to $195,587, $130,655 and $130,561, respectively. For the same periods, aggregate brokerage commissions paid by Income-Growth to the Distributor, an affiliated broker-dealer, were $9,280, $8,058 and $6,807, respectively. The commission to the Distributor for the most recent fiscal year represented 5.21% of the total aggregate commissions paid on brokerage transactions representing 2.0% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Mid Cap for the period since inception to October 31, 1998 and the two fiscal years ended October 31, 2000 amounted to $81,410, $127,029 and $119,898, respectively. For the same periods, aggregate brokerage commissions paid by Mid Cap to the Distributor, an affiliated broker-dealer, were $0, $540 and $3,180, respectively. The commission to the Distributor for the most recent fiscal year represented 2.65% of the total aggregate commissions paid on brokerage transactions representing .9% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Small Cap for the three years ended October 31, 2000 amounted to $560,894, $347,665 and $406,607, respectively. For the same periods, Small Cap paid the Distributor, an affiliated broker-dealer, commissions of $102,192, $48,580 and $34,317 respectively. The commission to the Distributor for the most recent fiscal year represented 8.44% of the total aggregate commissions paid on brokerage transactions representing 2.8% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Technology for the period ended October 31, 2000 amounted to $506,342. For the same period, aggregate brokerage commissions paid by Technology to the Distributor, an affiliated broker-dealer, were $1,290. The commission to the Distributor for the most recent fiscal period represented .26% of the total aggregate commissions paid on brokerage transactions representing .1% of the total aggregate brokerage transactions.

      Aggregate brokerage commissions paid by Value Equity for the three fiscal years ended October 31, 2000 amounted to $153,869, $130,194 and $73,625 respectively. For the same periods, aggregate brokerage commissions paid by Value Equity to the Distributor were $4,212, $300 and $0, respectively. The commission to the Distributor for the most recent fiscal year represented 0.23% of the total aggregate commissions paid on brokerage transactions representing 0.05% of the total aggregate brokerage transactions.


      Each fund may not buy securities from, or sell securities to, the Distributor as principal. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

      Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.


      Pursuant  to  Section  17(j) of the 1940 Act and Rule 17j-1  there  under,
Heritage, the Adviser and the distributor have adopted Codes of Ethics ("Codes"). These Codes permit portfolio managers and other access persons of the Fund to invest in securities that may be owned by the Fund, subject to certain restrictions.


        E.    DISTRIBUTION OF SHARES

      DISTRIBUTION. Shares of each fund are offered continuously through the funds' principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act. The Distributor and Financial Advisors or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating dealers.

      DISTRIBUTION AGREEMENT. Each fund had adopted a Distribution Agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A, Class B and Class C shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.

      The Distribution Agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as either Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

      RULE 12B-1 DISTRIBUTION PLAN. Each fund has adopted a Distribution Plan under Rule 12b-1 for each class of shares (each a "Plan" and collectively the "Plans"). These Plans permit a fund to pay the Distributor the monthly distribution and service fee out of the fund's net assets to finance activity that is intended to result in the sale and retention of Class A shares, Class B shares and Class C shares. The funds used all Class A and Class C 12b-1 fees to pay the Distributor. The Distributor, on Class C shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund may pay the Distributor distribution and service fees of up to 0.35% of that fund's average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. For Capital Appreciation Class A shares purchased prior to April 3, 1995, the fund pays the Distributor a fee of up to 0.50% of that fund's average daily net assets attributable to those Class A shares. These fees are computed daily and paid monthly.

      As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B shares and Class C shares and in connection with personal services rendered to Class B and Class C shareholders and the maintenance of Class B and Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund's average daily net assets attributable to Class B shares and Class C shares. These fees are computed daily and paid monthly.


      The following table illustrates the amount of class specific 12b-1 fees paid by the funds to the Distributor for the fiscal year end August 31, 2000 for Capital Appreciation, September 30, 2000 for Income-Growth and October 31, 2000 for the other funds. All 12b-1 fees were paid to the Distributor.

            -------------------------------------------------------
                  FUND          CLASS A     CLASS B     CLASS C
                  ----          -------     -------     -------
            -------------------------------------------------------
            Aggressive Growth    $108,231     $159,752   $ 295,268

            Capital Appreciation $738,068     $325,881   $ 580,044

            Eagle International  $22,342     $ 7,072     $ 88,632

            Growth Equity        $282,213     $331,910  $1,197,319

            Income-Growth        $131,347      $56,574   $ 203,119

            Mid Cap               $47,505     $ 29,937    $100,263

            Small Cap            $293,578     $105,971    $557,083

            Technology           $137,043     $199,667    $327,021

            Value Equity          $33,504       $9,420    $114,492
            -------------------------------------------------------


      Each Plan was approved by the Board, including a majority of the Trustees who are not interested persons of a fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees"). In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan each may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

      The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.

        F.    ADMINISTRATION OF THE FUNDS

      ADMINISTRATIVE, FUND ACCOUNTING AND TRANSFER AGENT SERVICES. Heritage or Eagle, as applicable, subject to the control of the Board, will manage, supervise and conduct the administrative and business affairs of each fund; furnish office space and equipment; oversee the activities of the subadvisers and the Custodian; and pay all salaries, fees and expenses of officers and Trustees of each fund who are affiliated with Heritage or Eagle, as applicable. In addition, Heritage provides certain shareholder servicing activities for customers of the funds. State Street Bank & Trust is the fund accountant for the Eagle International Equity Portfolio. Each fund pays directly for fund accounting and transfer agent services.

      Under a separate Administration Agreement between Eagle and Heritage, Heritage provides certain noninvestment services to Eagle International for a fee payable by Eagle equal to .10% on the first $100 million of average daily net assets, and .05% thereafter.

      Heritage also is the transfer and dividend reimbursing agent for each fund and serves as fund accountant for each fund except Eagle International. Each fund pays Heritage its cost plus 10% for its services as fund accountant and transfer and dividend disbursing agent.


      For the period August 20, 1998 to October 31, 1998 and the two fiscal years ended October 31, 2000, Heritage earned $8,200, $40,829 and $52,270, respectively, from Aggressive Growth for its services as fund accountant. For the three fiscal years ended August 31, 2000, Heritage earned $42,486, $49,326 and $54,001, respectively, from Capital Appreciation for its services as fund accountant. For the three fiscal years ended October 31, 2000, Heritage earned approximately $39,661, $49,494 and $54,999, respectively, from Growth Equity for its services as fund accountant. For the three fiscal years ended September 30, 2000, Heritage earned $49,324, $51,947 and $51,128, respectively, from Income-Growth for its services as fund accountant. For the period November 6, 1997 to October 31, 1998 and the two fiscal years ended October 31, 2000, Heritage earned approximately $32,403, $38,911 and $45,091 from Mid Cap for its services as fund accountant. For the three fiscal years ended October 31, 2000, Heritage earned approximately $47,885, $49,801 and $55,370, respectively, from Small Cap for its services as fund accountant. For the period November 18, 1999 to October 31, 2000, Heritage earned $48,712 from Technology for its services as fund accountant. For the three fiscal years ended October 31, 2000, Heritage earned approximately $35,631, $39,620 and $43,894, respectively, from Value Equity for its services as fund accountant.


      CUSTODIAN. State Street Bank and Trust Company, P.0. Box 1912, Boston, Massachusetts 02105, serves as custodian of each fund's assets. The Custodian also provides portfolio accounting and certain other services for the funds.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, 2nd Floor, Washington, D.C. 20036, serves as counsel to the funds.


      INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS. PricewaterhouseCoopers LLP, 400 North Ashley Street, Suite 2800, Tampa, Florida 33602, are the certified independent public accountants for the funds. The Financial Statements of the funds that appear in this SAI have been audited by PricewaterhouseCoopers LLP, and are included herein in reliance upon the report of said firm of accountants, which is give upon their authority as experts in accounting and auditing.


        G.    POTENTIAL LIABILITY

      Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of a fund. To protect its shareholders, each fund has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of a fund. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument each fund or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for a fund's obligations, that fund is required to use its property to protect or compensate the shareholder. On request, a fund will defend any claim made and pay any judgment against a shareholder for any act or obligation of a fund. Therefore, financial loss resulting from liability as a shareholder will occur only if a fund itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                 APPENDIX A

                              FUND INVESTMENT TABLE

      ALL PERCENTAGE LIMITATIONS ARE BASED ON THE FUND'S TOTAL ASSETS, UNLESS OTHERWISE SPECIFIED.

   N  NET ASSETS

   10 MINIMUM PERCENT OF ASSETS (ITALIC TYPE)
   10 NO MORE THAN SPECIFIED PERCENT OF ASSETS (ROMAN TYPE)
   -- NOT PERMITTED
   O  NO POLICY  LIMITATION ON USAGE
   |_|PERMITTED, BUT TYPICALLY HAS NOT BEEN USED
   ** EXCLUDING THOSE SHORT-TERM MONEY MARKET INSTRUMENTS NOT SEPARATELY LISTED.


-------------------------------------------------------------------------------------------------------------
                                                 EAGLE                     MID   SMALL
                      AGGRESSIVE      CAPITAL     INT'L. GROWTH   INCOME   CAP    CAP                 VALUE
                       GROWTH      APPRECIATION  EQUITY  EQUITY   GROWTH  STOCK  STOCK   TECHNOLOGY  EQUITY
-------------------------------------------------------------------------------------------------------------

o  EQUITY SECURITIES      65           65           65     65(1)     O     65       65        65          65

o  CONVERTIBLE
    SECURITIES

   (TM) INVESTMENT GRADE   O            O            O     35        O      O       35         0          35

   (TM) BELOW INVESTMENT   5           --            5     --       35(2)   5        5         --         --
        GRADE

o   CORPORATE DEBT         --           --          35(3)  --        O(4)   35      --         --         --

o   SHORT-TERM             35           35           35    --        O      35      35         35         --
    MONEY** MARKET
    INSTRUMENTS

o   ILLIQUID SECURITIES(N) 15           10           10             10      10      15         15(5)      10

o   REPURCHASE             35           35           35             35      25      35         35         35
    AGREEMENTS

o   REVERSE REPURCHASE     331/3         5           331/3          331/3    5      331/3      331/3      331/3
    AGREEMENTS

o   U.S. GOVERNMENT        35           35           35             35       0      35         35         35
     SECURITIES

---------------------
1 Growth Equity may invest up to 35% of its assets in rights and warrants.

2 Income-Growth will not invest 35% or more of its assets in below investment grade convertible and nonconvertible securities.

3 Investment grade non-convertible foreign debt.

4 Income-Growth may invest not more than 10% of its assets in non-convertible corporate debt obligations that are rated below investment grade by Moody's or S&P.

5 Small Cap currently has no intention of investing more than 5% in these securities at this time.

                                      A-1


-------------------------------------------------------------------------------------------------------------
                                                 EAGLE                     MID   SMALL
                      AGGRESSIVE      CAPITAL     INT'L. GROWTH   INCOME   CAP    CAP                 VALUE
                       GROWTH      APPRECIATION  EQUITY  EQUITY   GROWTH  STOCK  STOCK   TECHNOLOGY  EQUITY
-------------------------------------------------------------------------------------------------------------

o ZERO COUPON            --             --          --     --       |_|     --     --         --        --
  SECURITIES

o FOREIGN SECURITIES      10            10(6)       65     25(N)(7)  20(8)  15(N)  15(N)      15        15(N)
  EXPOSURE

o ADRS                    O             10(6)        O     25(N)(7)  20      0     35          O        35

o HEDGING INSTRUMENTS

  (TM) FUTURES CONTRACTS  --            --           0     35        --     |_|    --          O        35

  (TM) OPTIONS CONTRACTS  --             O(9)        O     35         O(10) |_|    --          O        35(11)

  (TM) FORWARD CONTRACTS
     (INCLUDING FOREIGN    O             O           O     35         O     |_|    --          O        35
      CURRENCY
      TRANSACTIONS)

o FORWARD                 --            --           O      --       25(12)  --    --         --        --
  COMMITMENTS

o INDEX SECURITIES AND    10             5          10     10         10      5    10         10         10
  OTHER INVESTMENT
  COMPANIES

o WHEN-ISSUED AND         --            --          O       --        --     --    --         --         --
  DELAYED DELIVERY
  TRANSACTIONS

o LOANS OF PORTFOLIO      --            --         |_|     |_|        25(12) |_|   --         --        |_|
  SECURITIES

o TEMPORARY              100           100         10      100       100     100  100        100        100
  DEFENSIVE
  MEASURES


----------------

6 Capital Appreciation's investments in foreign securities and ADRs may not exceed 10%.

7 Growth Equity may not invest more than 25% of its net assets in foreign securities and ADRs.

8 Income-Growth may invest up to 20% in foreign securities, including ADRs and other similar securities.

9 Capital Appreciation may not write put or call options.

10 Income-Growth may write covered calls. The aggregate value of the securities underlying call options (based on the lower of the option price or market) may not exceed 50% of the fund's net assets.

11 Value Equity may write covered call options; however, the fund may not invest more than 10% of its total assets in covered call options.

12 Income-Growth currently has no intention of engaging in this transaction at this time.

                                   APPENDIX B

                            COMMERCIAL PAPER RATINGS

The rating services' descriptions of commercial paper ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER DEBT RATINGS

PRIME-L. Issuers (or supporting institutions) rated PRIME-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers (or supporting institutions) rated PRIME-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A-1. This designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

A-2.   Capacity  for  timely   payment  of  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

CORPORATE DEBT RATINGS

The rating services' descriptions of corporate debt ratings in which the fund may invest are:

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE DEBT RATINGS

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, C - Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B - Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC - Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC - The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

C - The rating "C" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

D - Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

NR - Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

           REPORTS OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND
                              FINANCIAL STATEMENTS


      The Report of the Independent Certified Public Accountants and Financial Statements are incorporated herein by reference from the Capital Appreciation Trust's Annual Report to Shareholders for the fiscal year ended August 31, 2000, filed with the Securities and Exchange Commission on October 27, 2000, Accession No. 0001016843-00-000813; Income-Growth Trust's Annual Report to Shareholders for the fiscal year ended September 30, 2000, filed with the Securities and Exchange Commission on November 27, 2000, Accession No. 0000950168-00-002511; Series Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2000 filed with the Securities and Exchange Commission on December __, 2000, Accession No. _____________________.

                          HERITAGE INCOME-GROWTH TRUST

                            PART C OTHER INFORMATION

Item 23.          EXHIBITS

       (a)        Declaration of Trust*

       (b)(i)     Bylaws*

          (ii)    Amended and Restated Bylaws*

       (c)        Voting trust agreement-none

       (d)(i)     Investment Advisory and Administration Agreement*

          (ii)    Subadvisory Agreement with Eagle Asset Management, Inc.*

       (e)        Distribution Agreement*

       (f)        Bonus, profit sharing or pension plans-none

       (g)        Custodian Agreement*

       (h)(i)     Transfer Agency and Service Agreement*

          (ii)    Fund Accounting and Pricing Service Agreement*

       (i)        Opinion and consent of counsel (filed herewith)

       (j)        Consent of Independent Auditors (filed herewith)

       (k)        Financial statements omitted from prospectus--none

       (l)        Letter of investment intent*

       (m)(i)     Class A Plan pursuant to Rule 12b-1*

           (ii)   Class C Plan pursuant to Rule 12b-1*

           (iii)  Class B Plan pursuant to Rule 12b-1***

       (n)(i)     Plan pursuant to Rule 18f-3**

           (ii)   Amended Plan pursuant to Rule 18f-3^

       (o)        Reserved

       (p)        Code of Ethics (filed herewith)

--------------

*       Incorporated  by reference from  Post-Effective  Amendment No. 12 to the
        Registration Statement of the Trust, SEC File No. 33-7559, filed previously on January 26, 1996.

**      Incorporated  by reference from  Post-Effective  Amendment No. 14 to the
        Registration Statement of the Trust, SEC File No. 33-7559, filed previously on January 31, 1997.

***     Incorporated  by reference from  Post-Effective  Amendment No. 15 to the
        Registration Statement of the Trust, SEC File No. 33-7559, filed previously on October 31, 1997.

^       Incorporated by reference from   Post-Effective  Amendment No. 16 to the
        Registration Statement of the Trust, SEC File No. 33-7559, filed previously on December 24, 1997.


Item 24.          PERSONS CONTROLLED BY OR UNDER
                  COMMON CONTROL WITH REGISTRANT

                  None.

Item 25.          INDEMNIFICATION

         Article XI, Section 2 of the Trust's Declaration of Trust provides that:

         (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b)      No indemnification  shall be  provided  hereunder to a Covered
Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or
(C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

                  (i) such Covered Person shall have provided appropriate security for such undertaking,

                  (ii) the Trust is insured against losses arising out of any such advance payments or

                  (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

         According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust.

         Article XII, Section 2 of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Paragraph 8 of the Investment Advisory and Administration Agreement of Heritage Income-Growth Trust ("Advisory Agreement") between the Trust and Heritage Asset Management, Inc. ("Heritage") provides that, Heritage shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Heritage, who may be or become an officer, director, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Heritage even though paid by it.

         Paragraph 9 of the Subadvisory Agreement for Heritage Income-Growth Trust ("Subadvisory Agreement") between Heritage and Eagle Asset Management, Inc. ("Eagle") provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of Eagle or reckless disregard of its obligations and duties under the Subadvisory Agreement, Eagle shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

         Paragraph 7 of the Distribution Agreement of Heritage Income-Growth Trust ("Distribution Agreement") between the Trust and Raymond James & Associates, Inc. ("Raymond James") provides that the Trust agrees to indemnify, defend and hold harmless Raymond James, its several officers and directors, and any person who controls Raymond James within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Raymond James, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Raymond James against any liability to the Trust or its shareholder to which Raymond James would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Distribution Agreement.

         Paragraph 13 of the Heritage Funds Accounting and Pricing Services Agreement ("Accounting Agreement") between the Trust and Heritage provides that the Trust agrees to indemnify and hold harmless Heritage and its nominees from all losses, damages, costs, charges, payments, expenses (including reasonable counsel fees), and liabilities arising directly or indirectly from any action that Heritage takes or does or omits to take to do (i) at the request or on the direction of or in reasonable reliance on the written advice of the Trust or
(ii) upon Proper Instructions (as defined in the Accounting Agreement), provided, that neither Heritage nor any of its nominees shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of Heritage's own willful misfeasance, willful misconduct, gross negligence or reckless disregard of its duties and obligations specifically described in the Accounting Agreement or its failure to meet the standard of care set forth in the Accounting Agreement.

Item 26.     I.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Heritage is a Florida corporation which offers investment management services. Heritage's offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33733. Information as to the officers and directors of Heritage is included in its current Form ADV filed with the Securities and Exchange Commission ("SEC") and is included by reference herein (File No. 801-25067).

             II.  BUSINESS AND OTHER CONNECTIONS OF SUBADVISER

         Eagle a Florida corporation, is a registered investment adviser. All of its stock is owned by Raymond James Financial, Inc. ("RJF"). Eagle is primarily engaged in the investment advisory business. Eagle's offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33733. Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

Item 27.          PRINCIPAL UNDERWRITER

                  (a) Raymond James 880 Carillon Parkway, St. Petersburg, Florida 33733, is the principal underwriter for each of the following investment companies: Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust.

                  (b)      The  directors  and   officers  of  the  Registrant's
principal underwriter are:



                         POSITIONS & OFFICES                     POSITION
NAME                     WITH UNDERWRITER                        WITH REGISTRANT

Thomas A. James          Chief Executive Officer,                Trustee
                         Director

Robert F. Shuck          Executive Vice President,               None
                         Director

Thomas S. Franke         President, Chief Operating              None
                         Officer, Director

Lynn Pippenger           Secretary/Treasurer,                    None
                         Chief Financial Officer,
                         Director

Dennis Zank              Executive Vice President                None
                         of Operations and
                         Administration, Director

         The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.

Item 28.          LOCATION OF ACCOUNTS AND RECORDS

         The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Trust's Custodian through February 28, 1994, except that: Heritage maintains some or all of the records required by Rule 31a-1(b)(1), (2) and (8); and the Subadviser maintains some or all of the records required by Rule 31a-1(b)(2),
(5), (6), (9), (10) and (11). Since March 1, 1994, all required records are maintained by Heritage.

Item 29.          MANAGEMENT SERVICES

                  Not applicable.

Item 30.          UNDERTAKINGS

         The Trust hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the its latest annual report(s) to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on December 28, 2000. No other material event requiring prospectus disclosure has occurred since the latest of the three dates specified in Rule 485(b)(2).

                                       HERITAGE INCOME-GROWTH TRUST


                                       By: /s/ Richard K. Reiss
                                          --------------------------------
                                          Richard K. Reiss, President


Attest:

/s/ Donald H. Glassman
-----------------------------
Donald H. Glassman, Treasurer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 20 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                                  TITLE               DATE

/s/ Richard K. Reiss                   President and           December 28, 2000
----------------------------              Trustee
Richard K. Reiss

THOMAS A. JAMES*                          Trustee              December 28, 2000
----------------------------
Thomas A. James

C. ANDREW GRAHAM*                         Trustee              December 28, 2000
----------------------------
C. Andrew Graham

DAVID M. PHILLIPS*                        Trustee              December 28, 2000
----------------------------
David M. Phillips

JAMES L. PAPPAS*                          Trustee              December 28, 2000
----------------------------
James L. Pappas

DONALD W. BURTON*                         Trustee              December 28, 2000
----------------------------
Donald W. Burton

ERIC STATTIN*                             Trustee              December 28, 2000
----------------------------
Eric Stattin

/s/ Donald H. Glassman                    Treasurer            December 28, 2000
----------------------------
Donald H. Glassman


*By   /s/ Donald H. Glassman
      -------------------------------------------
          Donald H. Glassman, Attorney-In-Fact

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION                                               PAGE
------            -----------                                               ----

       (a)        Declaration of Trust*

       (b)(i)     Bylaws*

          (ii)    Amended and Restated Bylaws*

       (c)        Voting trust agreement - none

       (d)(i)     Investment Advisory and Administration Agreement*

          (ii)    Subadvisory Agreement*

       (e)        Distribution Agreement*

       (f)        Bonus, profit sharing or pension plans - none

       (g)        Custodian Agreement*

       (h)(i)     Transfer Agency and Service Agreement*

          (ii)    Fund Accounting and Pricing Service Agreement*

       (i)        Opinion and consent of counsel (filed herewith)

       (j)        Consent of Independent Auditors (filed herewith)

       (k)        Financial statements omitted from prospectus - none

       (l)        Letter of investment intent*

       (m)(i)     Class A Plan pursuant to Rule 12b-1*

          (ii)    Class C Plan pursuant to Rule 12b-1*

          (iii)   Class B Plan pursuant to Rule 12b-1***

       (n)(i)     Plan pursuant to Rule 18f-3**

          (ii)    Amended Plan pursuant to Rule 18f-3^

       (o)        Reserved

       (p)        Code of Ethics (filed herewith)

--------------

* Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement of the Trust, SEC File No. 33-7559, filed previously on January 26, 1996.

** Incorporated by reference from Post-Effective Amendment No. 14 to the Registration Statement of the Trust, SEC File No. 33-7559, filed previously on January 31, 1997.

*** Incorporated by reference from Post-Effective Amendment No. 15 to the Registration Statement of the Trust, SEC File No. 33-7559, filed previously on October 31, 1997.

^ Incorporated by reference from Post-Effective Amendment No. 16 to the Registration Statement of the Trust, SEC File No. 33-7559, filed previously on December 24, 1997.